                                    [GRAPHIC]


                                    [GRAPHIC]



                                    [Graphic]



FIXED INCOME


                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                                                 LOOMIS SAYLES HIGH INCOME FUND
                                      (FORMERLY, LOOMIS SAYLES HIGH YIELD FUND)

                                  LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND


[LOGO]
Loomis Sayles Funds

                SEMI-ANNUAL REPORT

                MARCH 31, 2002

TABLE OF CONTENTS

Corporate Overview                                                      1
Letter from the President                                               2
Economic and Market Overview                                            4
Institutional Class Average Annual Returns vs. Lipper Category Average
and Lipper Category Index                                               6
Fund and Manager Reviews                                                8
Portfolio of Investments                                               20
Statements of Assets and Liabilities                                   60
Statements of Operations                                               62
Statements of Changes in Net Assets                                    64
Financial Highlights                                                   70
Notes to Financial Statements                                          86

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS

Loomis Sayles Funds is a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P.

From the outset, Loomis Sayles has recognized the importance of maintaining an environment that provides our portfolio managers with the independence they need to perform effectively. This culture has enabled us to consistently attract talented investment professionals to our ranks -- to achieve the best possible results for our shareholders.

In concert with one of the largest and most experienced staff of career analysts and economists in the industry today, Loomis Sayles' portfolio managers take the lead in uncovering investment opportunities in the ever-changing global markets.

PHONE 800-626-9390 FOR INFORMATION ABOUT:

.. Establishing an account

.. Account procedures and status

.. Exchanges

.. Shareholder services

PHONE 800-633-3330 TO REQUEST ANY OF THE FOLLOWING:

.. Automated account balances, last transaction, and distribution information

.. Speak to a customer service representative regarding an existing account

.. Net asset values and yields

.. To order a prospectus or marketing information

As always, we are interested in your comments and in answering any questions. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read it carefully before you invest or send money. For the most recent performance information, please call 1-800-633-3330, or visit our website at www.loomissayles.com.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LETTER FROM THE PRESIDENT

[PHOTO]             Dear Shareholders,

                    One year ago, I wrote in this same forum that, "the most
DANIEL J. FUSS      important fundamental--peace in the world--has not
President and       changed." What a difference a year makes. In the last six
Portfolio Manager   months, investors have grappled with a barrage of
                    unprecedented world events, which both challenged their
                    resolve and strengthened their convictions.

                    Throughout the period, the financial markets remained volatile, as investors attempted to digest rapidly changing news from the political, military, and economic fronts.

At Loomis Sayles, we have always believed that we can persevere in the most challenging market climates by focusing on disciplined investment strategies that have proven successful over time.

For us, specialized research remains the cornerstone of this disciplined investment philosophy. It is a focus that guides us through market rallies and downturns, helping us to build broadly diversified investment portfolios. In the months ahead, the financial markets may remain volatile, as the progress and extent of the U.S. economic recovery is closely scrutinized. Any recovery is bound to proceed with fits and starts, which will more than likely be mirrored by the financial markets along the way.

Looking ahead, we are optimistic about the prospects for U.S. corporate earnings growth in 2002. Certain sectors, especially cyclicals, are poised to recover more quickly than others, in our opinion. The international markets should also benefit from any U.S. recovery. This positive impact will be even greater in emerging markets where economies have a greater sensitivity to increases in demand. In the fixed income market, we see opportunity in corporate bonds around the globe in 2002. This outlook is based primarily on our anticipation that improving profits and stronger balance sheets will reduce downgrade pressure overall.

As always, no matter what the investment climate, we believe maintaining a diversified portfolio is the best way to achieve consistent, attractive investment returns over time. We continue to appreciate the confidence you continue to place in the Loomis Sayles Funds, and we look forward to helping you reach your investment goals.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss
President
Loomis Sayles Funds



                                    [Graphic]
Loomis Sayles Fixed Income Funds

ECONOMIC AND MARKET OVERVIEW

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 2002

STOCK MARKET REVIEW
The last six months continued to challenge stock investors, underscoring the need for discipline and patience in dealing with periods of market unrest. A number of events and influences--including the terrorist attacks of September 11, 2001, the economic recession, the economic recovery, Federal Reserve Board rate cuts, the war in Afghanistan, high-profile corporate bankruptcies and conflict in the Middle East--weighed heavily on the market and helped generate severe volatility during the six-month period.

To the surprise of many investors, the stock market bounced back rather quickly from its post-September 11 lows. In the weeks following the terrorist atrocities, the stock market plunged, as investors attempted to assess the psychological, economic and political impacts of the attacks. But by the end of 2001, the Federal Reserve Board's aggressive efforts to inject liquidity into the system and spur an economic rebound with historically low interest rates, along with early successes in the war against terrorism, helped bring about an aura of optimism. The stock market ended the year on an upbeat note, led by the battered-down technology sector. The S&P 500 Index posted a return of 10.71 percent for the fourth quarter of 2001.

Nevertheless, the optimism of the fourth quarter faded during the first quarter of 2002, as investors focused on accounting issues and the upcoming earnings season. In the wake of the Enron and Global Crossings bankruptcies, corporate accounting practices took center stage. The market punished the stock of any company suspected of implementing questionable accounting tactics. Investors also reacted to earnings shortfalls or anticipated earnings deficits by driving down stock prices, particularly in the technology sector. Stocks, as measured by the S&P 500 Index, posted a return of 0.23 percent for the first quarter of 2002. For the entire six-month period, the index's return was 10.97 percent.

There were some bright spots during the period, specifically among economically sensitive market sectors. Stocks in such areas as consumer discretionary, transportation and materials performed well in the improving economic environment. In addition, small-capitalization stocks continued to outperform their larger brethren, as valuations and earnings expectations among smaller-cap equities appealed to investors. Furthermore, emerging markets stocks generated strong performance, primarily due to the prospects for an economic recovery in the United States. The developed international markets did not fare as well, though, as they struggled with economic issues similar to those affecting the U.S. market.

BOND MARKET REVIEW
The Federal Reserve Board lowered interest rates three times in the fourth quarter of 2001, capping off a year that included 11 rate cuts and a Federal funds rate of 1.75 percent. The Federal Reserve Board's actions helped support higher bond prices at the short end of the yield curve but had little direct impact at the longer end, where yields and prices remained relatively stable.

Evidence that the easing campaign finally was working and the economy was on the mend caused the Federal Reserve Board to hold rates steady during the first quarter of 2002. Most investors assumed that the Federal Reserve Board's easing crusade had come to an end, and they began focusing on the impacts an improving economy would have on the bond market.

It seemed likely that the Federal Reserve Board's next move would be a rate hike, with the timing tied to the strength and staying power of the economic recovery. Nevertheless, simply the fear of a shift in Federal Reserve Board policy sent the interest-rate sensitive government bond sector lower during the first quarter of 2002.

On the other hand, mortgage-backed securities performed well in this climate. With interest rates unlikely to move lower, the prepayment risk associated with mortgage-backed securities subsided, and the mortgage sector offered attractive returns.

Investment-grade corporate bonds also moved higher in anticipation of a better economic environment. But the rally was stifled somewhat by the Enron debacle and resulting Arthur Andersen accounting scandal, along with other corporate bankruptcies. Similar to the stock market's response, bond investors worried that accounting irregularities would surface in other corporations, leading to credit downgrades and potential bankruptcies.

In general, the high-yield sector also responded favorably to improving economic news. But credit downgrades and bankruptcies continued to pose problems for select bonds, particularly in the telecommunication segment.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

INSTITUTIONAL CLASS

AVERAGE ANNUAL RETURNS/(1)/ VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY INDEX/(2)/ FOR THE PERIODS ENDED MARCH 31, 2002.

----------------------------------------------------------------------------------------------
                                                                                    SINCE
                                     6 MONTHS 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(3)(4)
----------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND               4.00%    3.52%   3.06%   6.05%    9.71%       10.07%
 Lipper Corporate Debt Funds
   BBB-Rated Average                  0.24%    3.72%   4.64%   6.01%    7.28%       7.70%
 Rank                                   NA    95/158   99/114  41/75    1/24         1/23
 Percentile                             NA      60       87      54       4           5
 Lipper Corporate Debt Funds
   BBB-Rated Index                    0.54%    3.65%   4.61%   6.10%    7.00%       7.41%
LOOMIS SAYLES GLOBAL BOND FUND        2.62%    6.66%   1.72%   4.45%    6.94%       7.39%
 Lipper Global Income Funds Average   -0.53%   1.72%   1.53%   3.11%    5.05%       5.00%
 Rank                                   NA     4/92    39/79   21/69    5/21         2/15
 Percentile                             NA       5       49      30      23           13
 Lipper Global Income Funds Index     -0.58%   2.36%   1.66%   3.06%    5.25%       5.54%
LOOMIS SAYLES HIGH INCOME FUND        2.46%   -5.01%   3.01%   3.66%     NA         3.81%
 Lipper High Current Yield Funds
   Average                            6.51%   -0.94%   -1.52%  1.52%     NA         2.47%
 Rank                                   NA    315/387  26/289  35/158    NA         38/141
 Percentile                             NA      82       9       23      NA           27
 Lipper High Current Yield Funds
   Index                              5.69%   -3.92%   -3.06%  1.14%     NA         2.19%

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(1)Periods less than one year are not annualized.

(2)Lipper Category Average total return represents the average annual total return for all funds in each fund's corresponding investment category as determined by Lipper Inc. The Lipper Category Index total return represents the average annual total return of 30 funds in each fund's corresponding investment category as determined by Lipper Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that Fund's corresponding investment category. It is not possible to invest directly in an index. Source: Lipper Inc.

-----------------------------------------------------------------------------------------------
                                                                                     SINCE
                                      6 MONTHS 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(3)(4)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE
MATURITY BOND FUND                     -0.05%   5.40%   6.86%   6.52%     NA         6.18%
 Lipper Intermediate
  Investment Grade Debt Funds
  Average                              -0.30%   4.23%   5.48%   6.52%     NA         6.08%
 Rank                                    NA    58/340   20/238  80/164    NA         71/154
 Percentile                              NA      18       9       49      NA           46
 Lipper Intermediate
  Investment Grade Debt Funds Index    0.04%    4.85%   5.94%   6.91%     NA         6.47%
LOOMIS SAYLES INVESTMENT GRADE
BOND FUND                              1.18%    3.93%   5.75%   7.64%     NA         7.15%
 Lipper Corporate Debt Funds BBB-
  Rated Average                        0.24%    3.72%   4.64%   6.01%     NA         5.56%
 Rank                                    NA    88/158   30/114   2/75     NA          2/72
 Percentile                              NA      56       26      3       NA           3
 Lipper Corporate Debt
  Funds BBB-Rated Index                0.54%    3.65%   4.61%   6.10%     NA         5.66%
LOOMIS SAYLES U.S. GOVERNMENT
SECURITIES FUND                        -1.33%   3.18%   6.24%   8.23%    8.22%       8.62%
 Lipper General U.S. Government Funds
  Average                              -1.03%   3.78%   5.24%   6.55%    6.43%       6.74%
 Rank                                    NA    127/170  6/147   5/125    2/49         1/44
 Percentile                              NA      75       5       4        4           3
 Lipper General U.S. Government Funds
  Index                                -0.78%   4.05%   5.46%   6.58%    6.16%       6.49%

(3)Actual Inception Dates:

   Bond Fund                                               May 16, 1991
   Global Bond Fund                                        May 10, 1991
   High Income Fund                                        September 11, 1996
   Intermediate Maturity Bond Fund                         December 31, 1996
   Investment Grade Bond Fund                              December 31, 1996
   U.S. Government Securities Fund                         May 21, 1991

(4)Lipper index and ranking performance data is reported only as of month end. For each Fund with an inception date other than at month end, Lipper index and average data is reported as of the month end closest to the Fund's inception date (e.g., for a Fund with an inception date of November 9, 1999, index performance data is reported as of October 31, 1999). Lipper ranking data is reported as of the month end following the Fund's inception date.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW


 LOOMIS SAYLES BOND FUND                                           [PHOTO]

 OBJECTIVE | High total investment return
                                                                   [PHOTO]
 STRATEGY | Invests in investment grade fixed income securities, although up to 35% of assets in lower rated fixed income securities and up to 20% in preferred stocks

 FUND INCEPTION DATE | 5/16/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional:
 5/16/91; Retail: 1/2/97; Admin: 1/2/98

 EXPENSE RATIO | Institutional: 0.75%; Retail:
 1.00%; Admin: 1.25%

 TOTAL NET ASSETS (ALL CLASSES) | $1,357.6 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin Classes of the Bond Fund returned 4.00%, 3.88% and 3.84%, respectively, compared to the -0.41% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The Lipper Corporate Debt Funds BBB-Rated Average posted a total return of 0.24% for the same period.

PORTFOLIO REVIEW | Throughout the last six months economic reports gradually shifted from expecting further weakness to anticipating a sustainable recovery. By cutting the Federal funds rate three times in the fourth quarter of 2001, the Federal Reserve Board caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High yield securities rebounded strongly during the period, following a severe downturn after September 11, 2001. Emerging markets bonds also strengthened in response to the global economic recovery.

We positioned the Fund to seek to take advantage of the recovering investment-grade and high-yield corporate markets and the improving emerging markets. Spreads in these sectors widened after September 11, as investors sought relative safety and quality. This weakness led to good buying opportunities, particularly in the airlines and lodging industries, which contributed to the Fund's out-performance during the period. We also increased exposure to emerging markets by adding to the portfolio's holdings of Brazilian and South African sovereign debt, which performed well.

The telecommunications sector continued to pose challenges for the market and the Fund. Excess capacity in the data-transfer and "long-haul" services companies negatively affected the revenues of suppliers and resulted in bankruptcy filings for several companies. The Fund also witnessed disappointing performance from basic materials suppliers, primarily in the steel industry.

OUTLOOK | We believe the Fund is positioned to take advantage of a rebound in the corporate market. We also remain hopeful that our investments in foreign bonds (bonds denominated in foreign currencies) will pay off as investors move out of the safe-haven U.S. dollar and into other currencies.

                      /s/ Daniel Fuss /s/ Kathleen Gaffney
                      Daniel J. Fuss  Kathleen C. Gaffney

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-----------------------------------------------------------------------------------------------------
                                                                                            SINCE
                                               6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (INSTITUTIONAL)          4.00%   3.52%   3.06%   6.05%   9.71%      10.07%
LOOMIS SAYLES BOND FUND (RETAIL)/(b)/            3.88%   3.26%   2.82%   5.78%   9.44%       9.80%
LOOMIS SAYLES BOND FUND (ADMIN)(b)               3.84%   3.00%   2.57%   5.40%   8.83%       9.21%
Lipper Corporate Debt Funds BBB-Rated lndex(c)   0.54%   3.65%   4.61%   6.10%   7.00%       7.41%
Lehman Brothers Government/Credit Bond
Index(d)                                        -0.41%   4.64%   6.16%   7.45%   7.39%       7.71%

                                  CUMULATIVE PERFORMANCE(e)--5/16/91 TO 3/31/02
                                    [CHART]

                Loomis Sayles   Lipper Corporation    Lehman Brothers
                 Bond Fund        Debt Funds BBB-    Government/Credit
               (Institutional)      Rated Index          Bond Index
               ---------------  ------------------   ------------------
05/16/1991        $10,000            $10,000               $10,000
06/30/1991          9,830              9,974                 9,989
07/31/1991         10,050             10,084                10,114
08/31/1991         10,460             10,327                10,348
09/30/1991         10,480             10,551                10,564
10/31/1991         10,772             10,648                10,658
11/30/1991         10,660             10,734                10,764
12/31/1991         10,888             11,137                11,127
01/31/1992         11,058             11,001                10,962
02/29/1992         11,335             11,062                11,021
03/31/1992         11,250             11,025                10,960
04/30/1992         11,410             11,083                11,026
05/31/1992         11,747             11,308                11,240
06/30/1992         11,790             11,473                11,404
07/31/1992         12,173             11,789                11,696
08/31/1992         12,284             11,897                11,801
09/30/1992         12,350             12,041                11,962
10/31/1992         12,206             11,830                11,779
11/30/1992         12,330             11,843                11,770
12/31/1992         12,443             12,040                11,971
01/31/1993         12,876             12,303                12,231
02/28/1993         13,128             12,593                12,485
03/31/1993         13,392             12,671                12,528
04/30/1993         13,596             12,766                12,624
05/31/1993         13,815             12,796                12,617
06/30/1993         14,108             13,084                12,904
07/31/1993         14,451             13,206                12,986
08/31/1993         14,711             13,513                13,284
09/30/1993         14,736             13,553                13,331
10/31/1993         14,958             13,647                13,385
11/30/1993         15,021             13,490                13,234
12/31/1993         15,208             13,581                13,292
01/31/1994         15,810             13,816                13,492
02/28/1994         15,542             13,515                13,198
03/31/1994         14,980             13,130                12,875
04/30/1994         14,645             12,971                12,769
05/31/1994         14,590             12,938                12,745
06/30/1994         14,549             12,885                12,715
07/31/1994         14,771             13,105                12,969
08/31/1994         14,992             13,157                12,975
09/30/1994         14,812             12,975                12,778
10/31/1994         14,744             12,934                12,764
11/30/1994         14,547             12,899                12,741
12/31/1994         14,589             12,964                12,825
01/31/1995         14,894             13,173                13,072
02/28/1995         15,329             13,474                13,375
03/31/1995         15,663             13,580                13,464
04/30/1995         16,235             13,824                13,652
05/31/1995         17,106             14,420                14,224
06/30/1995         17,342             14,529                14,338
07/31/1995         17,293             14,495                14,283
08/31/1995         17,653             14,708                14,465
09/30/1995         18,087             14,880                14,612
10/31/1995         18,267             15,079                14,827
11/30/1995         18,814             15,326                15,071
12/31/1995         19,251             15,579                15,293
01/31/1996         19,643             15,705                15,388
02/29/1996         19,048             15,375                15,062
03/31/1996         19,063             15,261                14,935
04/30/1996         18,909             15,164                14,833
05/31/1996         19,116             15,153                14,808
06/30/1996         19,370             15,327                15,006
07/31/1996         19,360             15,365                15,041
08/31/1996         19,522             15,357                15,004
09/30/1996         20,129             15,665                15,270
10/31/1996         20,801             16,041                15,627
11/30/1996         21,610             16,398                15,915
12/31/1996         21,233             16,240                15,737
01/31/1997         21,216             16,291                15,756
02/28/1997         21,524             16,384                15,789
03/31/1997         21,181             16,131                15,601
04/30/1997         21,458             16,369                15,830
05/31/1997         21,929             16,557                15,977
06/30/1997         22,419             16,804                16,169
07/31/1997         23,572             17,385                16,664
08/31/1997         23,056             17,155                16,477
09/30/1997         23,803             17,456                16,736
10/31/1997         23,723             17,634                17,004
11/30/1997         23,850             17,720                17,093
12/31/1997         23,928             17,910                17,273
01/31/1998         24,227             18,138                17,516
02/28/1998         24,488             18,132                17,481
03/31/1998         24,842             18,224                17,534
04/30/1998         24,936             18,302                17,623
05/31/1998         24,936             18,458                17,812
06/30/1998         24,955             18,594                17,993
07/31/1998         24,689             18,579                18,008
08/31/1998         22,916             18,444                18,359
09/30/1998         23,706             18,825                18,884
10/31/1998         23,637             18,592                18,751
11/30/1998         25,082             18,936                18,863
12/31/1998         25,052             18,983                18,909
01/31/1999         25,513             19,148                19,043
02/28/1999         25,052             18,734                18,591
03/31/1999         25,953             18,943                18,683
04/30/1999         26,848             19,079                18,729
05/31/1999         26,228             18,821                18,536
06/30/1999         26,057             18,722                18,478
07/31/1999         25,662             18,628                18,427
08/31/1999         25,422             18,559                18,412
09/30/1999         25,509             18,719                18,578
10/31/1999         25,529             18,755                18,627
11/30/1999         25,773             18,801                18,616
12/31/1999         26,179             18,770                18,503
01/31/2000         26,134             18,715                18,498
02/29/2000         26,929             18,946                18,730
03/31/2000         27,293             19,120                19,000
04/30/2000         26,556             18,888                18,908
05/31/2000         26,185             18,744                18,890
06/30/2000         27,019             19,219                19,276
07/31/2000         27,135             19,301                19,480
08/31/2000         27,749             19,653                19,755
09/30/2000         27,229             19,709                19,830
10/31/2000         26,522             19,645                19,954
11/30/2000         26,401             19,828                20,295
12/31/2000         27,321             20,243                20,696
01/31/2001         28,111             20,732                21,043
02/28/2001         28,185             20,937                21,260
03/31/2001         27,441             20,924                21,358
04/30/2001         27,113             20,809                21,197
05/31/2001         27,466             20,997                21,319
06/30/2001         27,296             21,022                21,422
07/31/2001         27,734             21,498                21,956
08/31/2001         28,276             21,756                22,237
09/30/2001         27,312             21,570                22,442
10/31/2001         27,995             22,028                23,012
11/30/2001         28,233             21,884                22,635
12/31/2001         28,049             21,751                22,456
01/31/2002         28,265             21,871                22,620
02/28/2002         28,426             21,976                22,812
03/31/2002         28,409             21,688                22,349



Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b)Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (January 2, 1998) represent the performance of the Institutional Class of shares since inception during the periods shown, adjusted to reflect the current fees payable by the respective Classes of shares.
(c)The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (May 31, 1991). Cumulative performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
* Not annualized



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES GLOBAL BOND FUND                                        [Photo]

 OBJECTIVE | High total investment return                            Ken Buntrock

 STRATEGY | Invests primarily in investment grade fixed income         [Photo]
 securities worldwide, although up to 20% of assets may be in lower
 rated fixed income securities                                       David Rolley

 FUND INCEPTION DATE | 5/10/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91;
 Retail: 1/2/97

 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%

 TOTAL NET ASSETS (ALL CLASSES) | $46.5 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional and Retail Classes of the Global Bond Fund returned 2.62% and 2.44%, respectively, compared to the -4.75% return for the Fund's benchmark, the Salomon Brothers World Government Bond Index. The Lipper Global Income Funds Average posted a total return of -0.53% for the same period.

PORTFOLIO REVIEW | With government securities around the world offering lower yields year after year, we continued to expand our universe of bonds to include agency and mortgage securities in the United States and Europe, supranational issues in foreign currencies, and corporate and emerging market debt. This strategy helped us boost the Fund's yield while maintaining a high average credit quality of "Al." Our other key strategy has been to position the portfolio for an eventual weakness of the U.S. dollar. Approximately 62% of the portfolio is invested in unhedged, non-dollar, denominated securities.

The Fund's out-performance relative to the index was due to specific country and currency allocations. For example, we under-weighted the Japanese market and avoided losses from yen weakness. This action also helped us avoid potential future losses from a likely bear market among Japanese bonds. In addition, we over-weighted emerging market Yankee bonds (foreign issues denominated in U.S. dollars), which were strong performers, and we over-weighted several smaller, high-quality bond markets, including Australia, New Zealand, Sweden, Norway and Hungary.

In terms of currency performance, the portfolio's euro-denominated bonds were disappointing, due to a 4% drop in the euro against the U.S. dollar during the period. The Fund also experienced poor performance from several cable and telecommunication bonds. Fortunately, the leading decliners in these sectors were small positions, and the total negative impact on the portfolio's return was small.

OUTLOOK | At the beginning of 2002, our belief was that the core U.S. bond market would struggle to generate a return of 5%, due to a likely Treasury sell off once the Federal Reserve Board shifted its monetary policy stance. Now it appears that much of this re-pricing already has taken place, and for the Fund, we believe that an 8% annual return remains possible. We anticipate yields and capital gains to contribute modestly to the Fund's return, but we expect the lion's share of performance to come from weakness in the U.S. dollar.

                       /s/ Ken Buntrock /s/ David Rolley
                         Ken Buntrock     David Rolley

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-----------------------------------------------------------------------------------------------------
                                                                                            SINCE
                                               6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (INSTITUTIONAL)   2.62%   6.66%   1.72%   4.45%   6.94%      7.39%
LOOMIS SAYLES GLOBAL BOND FUND (RETAIL)(b)       2.44%   6.38%   1.47%   4.17%   6.80%      7.26%
Lipper Global Income Funds Index(c)             -0.58%   2.36%   1.66%   3.06%   5.25%      5.54%
Salomon Brothers World Government Bond
Index(d)                                        -4.75%   0.47%  -0.49%   2.69%   5.51%      6.09%

                                CUMULATIVE PERFORMANCE/(E)/--5/10/91 TO 3/31/02
                                    [CHART]

                Loomis Sayles     Lipper Global     Salomon Brothers
              Global Bond Fund     Income Funds     World Government
               (Institutional)        Index            Bond Index
              ----------------     -----------       --------------
05/10/1991        $10,000            $10,000             $10,000
05/31/1991         10,000             10,043               9,987
06/30/91            9,560              9,871               9,883
07/31/91            9,860             10,022              10,094
08/31/91           10,000             10,168              10,289
09/30/91           10,530             10,498              10,692
10/31/91           10,581             10,611              10,804
11/30/91           10,822             10,623              10,972
12/31/91           11,687             10,987              11,543
01/31/92           11,266             10,805              11,338
02/29/92           11,174             10,855              11,275
03/31/92           11,112             10,797              11,155
04/30/92           11,215             10,879              11,235
05/31/92           11,604             11,107              11,580
06/30/92           12,045             11,273              11,904
07/31/92           12,351             11,468              12,181
08/31/92           12,222             11,541              12,522
09/30/92           11,846             11,404              12,648
10/31/92           11,995             11,387              12,305
11/30/92           11,732             11,272              12,109
12/31/92           11,786             11,374              12,181
01/31/93           11,809             11,526              12,394
02/28/93           12,060             11,791              12,638
03/31/93           12,357             11,911              12,832
04/30/93           12,735             12,056              13,103
05/31/93           12,816             12,188              13,234
06/30/93           12,388             12,345              13,206
07/31/93           12,249             12,489              13,246
08/31/93           12,900             12,788              13,642
09/30/93           13,190             12,779              13,804
10/31/93           13,422             12,951              13,780
11/30/93           13,294             12,867              13,682
12/31/93           13,508             13,151              13,798
01/31/94           13,765             13,313              13,909
02/28/94           13,362             12,865              13,818
03/31/94           13,007             12,465              13,798
04/30/94           12,922             12,368              13,814
05/31/94           12,638             12,279              13,693
06/30/94           12,192             12,174              13,891
07/31/94           12,268             12,272              14,001
08/31/94           12,218             12,275              13,953
09/30/94           12,155             12,307              14,054
10/31/94           12,193             12,427              14,279
11/30/94           12,343             12,373              14,083
12/31/94           12,331             12,204              14,122
01/31/95           12,256             12,221              14,418
02/28/95           12,230             12,393              14,787
03/31/95           11,967             12,714              15,665
04/30/95           12,507             13,021              15,955
05/31/95           13,260             13,451              16,404
06/30/95           13,109             13,441              16,501
07/31/95           13,461             13,542              16,540
08/31/95           13,900             13,493              15,971
09/30/95           14,177             13,719              16,328
10/31/95           14,340             13,845              16,450
11/30/95           14,943             14,082              16,636
12/31/95           15,279             14,370              16,810
01/31/96           15,641             14,538              16,602
02/29/96           15,319             14,284              16,518
03/31/96           15,400             14,295              16,495
04/30/96           15,695             14,418              16,429
05/31/96           15,789             14,459              16,432
06/30/96           16,151             14,600              16,562
07/31/96           16,124             14,749              16,879
08/31/96           16,298             14,884              16,945
09/30/96           16,792             15,166              17,014
10/31/96           17,197             15,473              17,332
11/30/96           17,736             15,850              17,560
12/31/96           17,574             15,810              17,418
01/31/97           17,360             15,675              16,953
02/28/97           17,645             15,687              16,826
03/31/97           17,488             15,492              16,698
04/30/97           17,403             15,536              16,552
05/31/97           17,801             15,759              17,001
06/30/97           18,200             15,951              17,204
07/31/97           18,399             16,085              17,070
08/31/97           18,186             16,003              17,060
09/30/97           18,556             16,344              17,423
10/31/97           18,300             16,327              17,785
11/30/97           18,243             16,328              17,512
12/31/97           17,979             16,382              17,459
01/31/98           18,374             16,503              17,629
02/28/98           18,724             16,645              17,772
03/31/98           18,511             16,715              17,596
04/30/98           18,754             16,848              17,877
05/31/98           18,694             16,828              17,919
06/30/98           18,314             16,777              17,946
07/31/98           18,481             16,850              17,970
08/31/98           17,387             16,245              18,459
09/30/98           18,131             16,911              19,440
10/31/98           19,165             17,056              20,016
11/30/98           19,955             17,236              19,734
12/31/98           19,883             17,419              20,131
01/31/99           20,278             17,456              19,946
02/28/99           19,998             17,008              19,305
03/31/99           20,655             17,144              19,354
04/30/1999         21,461             17,299              19,346
05/31/1999         20,935             16,954              19,020
06/30/1999         20,705             16,794              18,687
07/31/1999         20,803             16,853              19,145
08/31/1999         20,557             16,818              19,234
09/30/1999         20,705             16,970              19,534
10/31/1999         20,623             16,947              19,524
11/30/1999         20,477             16,860              19,320
12/31/1999         20,643             16,940              19,272
01/31/2000         20,121             16,663              18,861
02/29/2000         20,229             16,801              18,726
03/31/2000         20,463             17,002              19,306
04/30/2000         19,743             16,680              18,676
05/31/2000         19,797             16,673              18,821
06/30/2000         20,319             17,037              19,278
07/31/2000         20,103             16,985              18,951
08/31/2000         19,887             16,975              18,809
09/30/2000         19,671             16,951              18,772
10/31/2000         19,059             16,782              18,533
11/30/2000         19,406             17,026              18,901
12/31/2000         20,573             17,648              19,579
01/31/2001         20,898             17,827              19,554
02/28/2001         20,879             17,799              19,546
03/31/2001         20,382             17,596              18,982
04/30/2001         20,325             17,512              18,915
05/31/2001         19,980             17,533              18,858
06/30/2001         20,229             17,541              18,685
07/31/2001         20,688             17,807              19,157
08/31/2001         21,606             18,186              19,877
09/30/2001         21,185             18,117              20,022
10/31/2001         21,740             18,477              20,180
11/30/2001         21,892             18,278              19,898
12/31/2001         21,625             18,087              19,387
01/31/2002         21,435             18,053              19,028
02/28/2002         21,684             18,122              19,127
03/31/2002         21,740             18,011              19,073

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper Global Income Funds Index and Salomon Brothers World Government Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). Inception date of the Retail Class of shares is December 31, 1996.
(b)Performance shown for periods prior to the inception date of the Retail Class represents the performance of the Institutional Class of shares since its inception during the period shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares.
(c)The Lipper Global Income Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global income funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)Salomon Brothers World Government Bond Index is a capitalization-weighted unmanaged index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). Cumulative performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.
* Not annualized



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW


 LOOMIS SAYLES HIGH INCOME FUND (FORMERLY, LOOMIS SAYLES           [PHOTO]
 HIGH YIELD FUND)
                                                               Daniel J. Fuss
 OBJECTIVE | High total investment return
                                                                   [PHOTO]
 STRATEGY | Invests in lower rated fixed income securities
 and other securities with a high level of income            Kathleen C. Gaffney

 FUND INCEPTION DATE | 9/11/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional:
 9/11/96

 EXPENSE RATIO | Institutional: 0.75%

 TOTAL NET ASSETS | $41.5 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the High Income Fund returned 2.46%, compared to the 7.61% return for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The Lipper
High Current Yield Funds Average posted a total return of 6.51% for the same period.

PORTFOLIO REVIEW | Economic reports during the six-month period gradually shifted from expecting further weakness to anticipating a sustainable recovery. By cutting the Federal funds rate three times in the fourth quarter of 2001, the Federal Reserve Board caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High yield securities rebounded strongly during the period, following a severe downturn after the September 11, 2001, terrorist attacks. Emerging markets bonds also strengthened in response to the global economic recovery.

The Fund was positioned to seek to take advantage of the recovering high-yield corporate market and the improving emerging markets. Our process of searching for relative value led us into the airlines and lodging industries during the fourth quarter of 2001. Securities in these industries suffered more than others in the aftermath of the September 11, 2001 terrorist attacks. But, as expected, they bounced back strongly as the market rebounded. We also increased exposure to emerging markets by adding to South African sovereign debt.

The Fund's underperformance during the period primarily was due to holdings in the telecommunications sector. Excess capacity in data-transfer and "long-haul" services companies negatively affected the revenues of suppliers and led to several bankruptcies. In addition, the unexpected bankruptcy of Kmart negatively influenced the Fund's performance.

OUTLOOK | We believe the Fund is positioned to take advantage of the expected rebound in the corporate market. We also believe the portfolio's emerging markets and Yankee positions (foreign issues denominated in U.S. dollars) will add incremental value as investors become less risk-averse and return to those sectors.

                      /s/ Daniel Fuss /s/ Kathleen Gaffney
                      Daniel J. Fuss  Kathleen C. Gaffney

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

--------------------------------------------------------------------------------------------
                                                                                   SINCE
                                               6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH INCOME FUND (INSTITUTIONAL)   2.46%   -5.01%  3.01%   3.66%     3.81%
Lipper High Current Yield Funds Index(b)         5.69%   -3.92% -3.06%   1.14%     2.19%
Merrill Lynch High Yield Master lndex(c)         7.61%    1.95%  1.54%   4.14%     5.01%

                                     CUMULATIVE PERFORMANCE--9/11/96 TO 3/31/02
                                    [CHART]

               Loomis Sayles          Lipper High           Merrill Lynch
              High Income Fund        Current Yield           High Yield
              (Institutional)         Funds Index           Master Index
              ---------------        -------------         -------------
09/11/1996         $10,000               $10,000              $10,000
09/30/1996          10,130                10,261               10,215
10/31/196           10,060                10,310               10,327
11/30/1996          10,280                10,488               10,536
12/31/1996          10,305                10,617               10,617
01/31/1997          10,325                10,722               10,698
02/28/1997          10,346                10,902               10,848
03/31/1997          10,285                10,666               10,728
04/30/1997          10,345                10,757               10,850
05/31/1997          10,626                11,041               11,069
06/30/1997          10,896                11,231               11,237
07/31/1997          11,412                11,530               11,507
08/31/1997          11,422                11,556               11,487
09/30/1997          11,814                11,836               11,677
10/31/1997          11,502                11,790               11,755
11/30/1997          11,632                11,875               11,866
12/31/1997          11,480                12,015               11,978
01/31/1998          11,548                12,249               12,157
02/28/1998          11,877                12,364               12,207
03/31/1998          12,240                12,544               12,312
04/30/1998          12,186                12,583               12,371
05/31/1998          11,919                12,569               12,457
06/30/1998          11,665                12,591               12,518
07/31/1998          11,532                12,677               12,590
08/31/1998           9,800                11,711               12,047
09/30/1998           9,693                11,641               12,071
10/31/1998           9,880                11,376               11,872
11/30/1998          10,670                12,044               12,413
12/31/1998          10,424                12,007               12,417
01/31/1999          10,721                12,224               12,540
02/28/1999          10,747                12,175               12,444
03/31/1999          11,263                12,390               12,552
04/30/1999          11,997                12,710               12,748
05/31/1999          11,706                12,469               12,659
06/30/1999          11,971                12,470               12,636
07/31/1999          11,867                12,474               12,654
08/31/1999          11,677                12,348               12,531
09/30/1999          11,731                12,251               12,478
10/31/1999          12,008                12,216               12,405
11/30/1999          12,304                12,431               12,547
12/31/1999          12,612                12,581               12,612
01/31/2000          12,627                12,519               12,550
02/29/2000          13,017                12,608               12,561
03/31/2000          13,103                12,390               12,385
04/30/2000          12,956                12,336               12,389
05/31/2000          12,660                12,116               12,253
06/30/2000          13,045                12,340               12,463
07/31/2000          13,058                12,363               12,552
08/31/2000          13,668                12,427               12,706
09/30/2000          13,409                12,244               12,631
10/31/2000          12,825                11,826               12,261
11/30/2000          12,242                11,166               11,877
12/31/2000          12,671                11,359               12,134
01/31/2001          13,616                12,113               12,858
02/28/2001          13,486                12,151               13,061
03/31/2001          12,960                11,748               12,888
04/30/2001          12,725                11,594               12,747
05/31/2001          13,027                11,719               12,993
06/30/2001          12,727                11,374               12,725
07/31/2001          12,710                11,441               12,922
08/31/2001          12,866                11,492               13,048
09/30/2001          12,015                10,680               12,211
10/31/2001          11,997                10,925               12,570
11/30/2001          12,535                11,272               12,978
12/31/2001          12,468                11,242               12,886
01/31/2002          12,450                11,269               12,958
02/28/2002          11,861                11,069               12,834
03/31/2002          12,310                11,289               13,139

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper High Current Yield Funds Index and Merrill Lynch High Yield Master Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (August 31, 1996).
(b)The Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)Merrill Lynch High Yield Master Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
*  Not annualized



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW


 LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND                      [PHOTO]

 OBJECTIVE | High total investment return
                                                               Anthony J. Wilkins
 STRATEGY | Invests in investment grade fixed income securities with an average maturity between three and ten years, although up to 10% of assets may be in lower rated fixed income securities

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97

 EXPENSE RATIO | Institutional: 0.45%

 TOTAL NET ASSETS | $15.9 Million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the Intermediate Maturity Bond Fund returned -0.05%, compared to the -0.14% return for the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index. The Lipper Intermediate Investment Grade Debt Funds Average posted a total return of -0.30% for the same period.

PORTFOLIO REVIEW | Market sentiment gradually shifted during the six-month period, from expecting further economic weakness to anticipating a sustainable recovery. The Federal Reserve Board helped foster investor optimism by cutting interest rates three times in the fourth quarter--actions that caused the Treasury yield curve to steepen. Investment grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High yield securities rebounded strongly during the period, following a severe downturn after the September 11, 2001, terrorist attacks. Emerging markets bonds also strengthened in response to the global economic recovery.

We positioned the Fund to seek to take advantage of the recovering investment-grade and high-yield corporate markets and the improving emerging markets. Corporate spreads widened after September 11, as investors sought relative safety. The situation created attractive buying opportunities in some beaten-down industries, which subsequently recovered as the market and economy improved.

Sovereign issues and technology bonds added the most value to the Fund's performance during the period. The primary driver of performance in the sovereign sector was the recovery of Brazil. The perception that the economy would be dragged lower as a result of the difficulties in Argentina faded, foreign direct investment remained healthy, and the currency continued to strengthen as interest rates declined. In the technology sector, several high-profile individual holdings benefited from improved profitability outlooks.

In the first quarter of 2002 it appeared likely that the Federal Reserve Board was finished cutting interest rates. We began extending the Fund's duration (a measure of interest rate risk) to avoid losses as interest rates increased on the short end of the yield curve.

OUTLOOK | In the first quarter it appeared likely that the Federal Reserve Board was finished cutting interest rates. However, a reversal in the direction does not seem imminent, and we expect the yield curve to remain positively sloped. We remain concentrated in the two to ten year area of the yield curve for better yield, the benefit of "rolling down" the yield curve with the passage of time, and for price protection if, and when, interest rates begin to rise in a recovery.

/s/ Anthony Wilkins
   Anthony J. Wilkins

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------------
                                                                                             SINCE
                                                         6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
(INSTITUTIONAL)                                            -0.05%  5.40%   6.86%   6.52%     6.18%
Lipper Intermediate Investment Grade Debt Funds lndex(b)    0.04%  4.85%   5.94%   6.91%     6.47%
Lehman Brothers Government/Credit Intermediate Bond
Index(c)                                                   -0.14%  5.16%   6.39%   7.07%     6.70%

                                    CUMULATIVE PERFORMANCE--12/31/96 TO 3/31/02
                                    [CHART]


                Loomis Sayles           Lipper
                Intermediate       Intermediate          Lehman Brothers
                  Maturity        Investment Grade        Government/Credit
                 Bond Fund         Debt Fund Index    Intermediate Bond Index
               --------------    -------------------  -----------------------
12/31/1996        $10,000               $10,000               $10,000
01/31/1997         10,060                10,031                10,039
02/28/1997         10,080                10,056                10,058
03/31/1997          9,990                 9,948                 9,989
04/30/1997         10,106                10,084                10,106
05/31/1997         10,228                10,174                10,190
06/30/1997         10,340                10,294                10,283
07/31/1997         10,574                10,566                10,492
08/31/1997         10,502                10,470                10,439
09/30/1997         10,625                10,621                10,561
10/31/1997         10,586                10,749                10,678
11/30/1997         10,607                10,780                10,701
12/31/1997         10,643                10,878                10,787
01/31/1998         10,759                11,023                10,928
02/28/1998         10,812                11,007                10,920
03/31/1998         10,918                11,047                10,955
04/30/1998         10,969                11,099                11,010
05/31/1998         11,023                11,199                11,091
06/30/1998         11,034                11,288                11,161
07/31/1998         11,059                11,311                11,201
08/31/1998         10,895                11,465                11,377
09/30/1998         11,016                11,722                11,663
10/31/1998         10,969                11,627                11,651
11/30/1998         11,080                11,685                11,650
12/31/1998         11,068                11,735                11,697
01/31/1999         11,125                11,808                11,761
02/28/1999         11,033                11,597                11,588
03/31/1999         11,228                11,688                11,675
04/30/1999         11,409                11,727                11,711
05/31/1999         11,281                11,608                11,621
06/30/1999         11,304                11,569                11,629
07/31/1999         11,273                11,528                11,618
08/31/1999         11,202                11,516                11,627
09/30/1999         11,344                11,642                11,736
10/31/1999         11,388                11,660                11,766
11/30/1999         11,449                11,674                11,781
12/31/1999         11,502                11,620                11,742
01/31/2000         11,465                11,579                11,699
02/29/2000         11,563                11,704                11,796
03/31/2000         11,698                11,849                11,919
04/30/2000         11,603                11,776                11,892
05/31/2000         11,565                11,754                11,910
06/30/2000         11,827                12,003                12,120
07/31/2000         11,928                12,106                12,212
08/31/2000         12,030                12,273                12,357
09/30/2000         12,169                12,355                12,469
10/31/2000         12,084                12,398                12,526
11/30/2000         12,188                12,596                12,696
12/31/2000         12,380                12,850                12,930
01/31/2001         12,749                13,076                13,142
02/28/2001         12,881                13,201                13,266
03/31/2001         12,999                13,253                13,368
04/30/2001         12,986                13,182                13,333
05/31/2001         13,200                13,263                13,408
06/30/2001         13,220                13,311                13,458
07/31/2001         13,466                13,634                13,738
08/31/2001         13,656                13,785                13,875
09/30/2001         13,708                13,891                14,077
10/31/2001         13,901                14,174                14,311
11/30/2001         13,915                13,995                14,168
12/31/2001         13,785                13,906                14,090
01/31/2002         13,813                14,006                14,163
02/28/2002         13,883                14,142                14,275
03/31/2002         13,700                13,896                14,058


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Institutional Class of shares is December 31, 1996.
(b)The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c)Lehman Brothers Government/Credit Intermediate Bond Index is an unmanaged index consisting of those bonds held within the Lehman Brothers Government/Credit Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Credit Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
*  Not annualized



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES INVESTMENT GRADE BOND FUND                             [PHOTO]

 OBJECTIVE | High total investment return
                                                                      [PHOTO]
 STRATEGY | Invests in investment grade fixed income securities,
 although up to 10% of assets may be in lower rated fixed income   Steven Kaseta
 securities and up to 10% in preferred stocks

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional:
 1/2/97; Retail: 1/2/97; Admin: 1/31/02; J: 5/24/99

 EXPENSE RATIO | Institutional: 0.55%; Retail: 0.80%; Admin:
 1.05%; J: 1.30%

 TOTAL NET ASSETS (ALL CLASSES) | $157.5 Million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the Investment Grade Bond Fund returned 1.18%, compared to the -0.41% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. For the same period, the J Class of the Fund returned 0.77% (before deducting the maximum 3.50% front end sales charge) and -2.79% (after deducting the maximum 3.50% front end sales charge). For the period from January 31, 2002, the Retail Class' recommencement of operations and the Admin Class' inception date, through March 31, 2002, the Retail and Admin Classes had total returns of -1.41% and -1.43%, respectively. The Lipper Corporate Debt Funds BBB-Rated Average posted a total return of 0.24% for the six-month period ended March 31, 2002.

PORTFOLIO REVIEW | Economic reports gradually shifted during the six-month period, from expecting further economic weakness to anticipating a sustainable recovery. The Federal Reserve Board helped foster investor optimism by cutting interest rates three times in the fourth quarter, which caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve with tighter spreads. High yield securities rebounded strongly during the period, following a severe downturn after the terrorist attacks of September 11, 2001. Emerging markets bonds also strengthened in response to the global economic recovery.

Our strategy was to position the Fund to seek to take advantage of the recovering investment-grade and emerging markets. The September 11, 2001, terrorist attacks resulted in a flight to quality in the investment markets. As a result, many bonds suffered severe price declines. We took advantage of this weakness and added to the Fund's airlines positions. This proved to be an effective strategy, because the issues that suffered the most performed the best when the market rebounded. We also increased portfolio exposure to emerging market issues and reduced our weighting in many Southeast Asian names after their yield spreads moved to unattractive levels.

The Fund's out-performance relative to the index was due to tighter corporate yield spreads, a rebound in emerging market debt and a strong rebound in high-yield securities. On the downside, the telecommunications sector continued to experience challenges.

OUTLOOK | We believe the Fund is positioned to take advantage of the rebound in the corporate market. We also remain hopeful that our investments in foreign bonds (bonds denominated in foreign currencies) will pay off as investors move out of the safe-haven U.S. dollar and into other currencies.

        /s/ Daniel Fuss                            /s/ Steven J. Kaseta
           Daniel J. Fuss                              Steven J. Kaseta

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------------
                                                                                             SINCE
                                                         6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (INSTITUTIONAL)   1.18%    3.93%  5.75%   7.64%     7.15%
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (RETAIL)(b)       1.11%    3.73%  5.55%   7.41%     6.90%
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (ADMIN)(c)        1.02%    3.51%  5.26%   7.13%     6.63%
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (J CLASS)(c)     -2.79%   -0.45%  3.75%   6.08%     5.63%
Lipper Corporate Debt Funds BBB-Rated Index(d)             0.54%    3.65%  4.61%   6.10%     5.66%
Lehman Brothers Government/Credit Bond Index(e)           -0.41%    4.64%  6.16%   7.45%     6.91%

                                 CUMULATIVE PERFORMANCE(f)--12/31/96 TO 3/31/02
                                    [CHART]


                  Loomis Sayles      Lipper Corporate         Lehman Brothers
                 Investment Grade      Debt Funds            Government/Credit
                    Bond Fund        BBB- Rated Index           Bond Index
                 ---------------      ----------------       ----------------
12/31/1996           $10,000               $10,000               $10,000
01/31/1997             9,950                10,032                10,012
02/28/1997            10,150                10,089                10,033
03/31/1997             9,940                 9,933                 9,914
04/30/1997            10,133                10,080                10,059
05/31/1997            10,325                10,195                10,153
06/30/1997            10,599                10,347                10,274
07/31/1997            11,281                10,705                10,589
08/31/1997            10,972                10,563                10,470
09/30/1997            11,281                10,749                10,635
10/31/1997            11,443                10,858                10,805
11/30/1997            11,422                10,911                10,862
12/31/1997            11,451                11,029                10,976
01/31/1998            11,570                11,169                11,130
02/28/1998            11,602                11,165                11,108
03/31/1998            11,743                11,222                11,142
04/30/1998            11,785                11,270                11,198
05/31/1998            11,862                11,366                11,318
06/30/1998            11,851                11,450                11,434
07/31/1998            11,700                11,441                11,443
08/31/1998            11,199                11,358                11,666
09/30/1998            11,455                11,592                12,000
10/31/1998            11,347                11,449                11,915
11/30/1998            11,723                11,660                11,986
12/31/1998            11,829                11,689                12,016
01/31/1999            12,018                11,791                12,101
02/28/1999            11,876                11,536                11,813
03/31/1999            12,148                11,665                11,872
04/30/1999            12,433                11,748                11,901
05/31/1999            12,337                11,590                11,779
06/30/1999            12,289                11,529                11,742
07/31/1999            12,078                11,471                11,709
08/31/1999            12,036                11,428                11,700
09/30/1999            12,203                11,526                11,805
10/31/1999            12,202                11,549                11,836
11/30/1999            12,252                11,577                11,829
12/31/1999            12,293                11,558                11,757
01/31/2000            12,281                11,524                11,754
02/29/2000            12,673                11,666                11,902
03/31/2000            12,864                11,774                12,074
04/30/2000            12,522                11,631                12,015
05/31/2000            12,405                11,542                12,004
06/30/2000            12,769                11,834                12,249
07/31/2000            12,924                11,885                12,379
08/31/2000            13,170                12,102                12,553
09/30/2000            13,078                12,136                12,601
10/31/2000            12,962                12,097                12,680
11/30/2000            13,225                12,209                12,896
12/31/2000            13,662                12,465                13,151
01/31/2001            13,890                12,767                13,371
02/28/2001            14,000                12,893                13,509
03/31/2001            13,822                12,885                13,571
04/30/2001            13,614                12,814                13,470
05/31/2001            13,740                12,930                13,547
06/30/2001            13,811                12,945                13,612
07/31/2001            14,164                13,238                13,951
08/31/2001            14,489                13,397                14,131
09/30/2001            14,199                13,283                14,261
10/31/2001            14,818                13,564                14,623
11/30/2001            14,612                13,476                14,383
12/31/2001            14,470                13,394                14,269
01/31/2002            14,570                13,467                14,373
02/28/2002            14,702                13,532                14,496
03/31/2002            14,366                13,355                14,201

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception dates of the Admin and J Classes are January 31, 2002 and May 24, 1999, respectively. The Retail Class closed on December 18, 2000 and recommenced operations on January 31, 2002.
(b)Performance shown for the period from December 18, 2000 to January 30, 2002 represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares.
(c)Performance shown for J Class shares include the effect of the maximum 3.50% front end sales charge. Performance shown for periods prior to the inception date of the Admin Class (January 31, 2002) and J Class (May 24, 1999) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares.
(d)The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(e)Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(f)Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail, Admin and J Classes of shares would, due to the higher fees paid by the Retail, Admin and J Classes of shares and the sales charge of J Class, be lower. J Class of shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.
* Not annualized.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW



 LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND                        [PHOTO]

 OBJECTIVE | High total investment return                         Kent P. Newmark

 STRATEGY | Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

 FUND INCEPTION DATE | 5/21/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/21/91

 EXPENSE RATIO | Institutional: 0.50%

 TOTAL NET ASSETS | $13.4 Million


--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the U.S. Government Securities Fund returned -1.33%, compared to the -1.22% return for the Fund's benchmark, the Lehman Brothers Government Bond Index. The Lipper General U.S. Government Funds Average posted a total return of -1.03% for the same period.

PORTFOLIO REVIEW | Interest rates remained volatile during the six-month period. The Federal Reserve Board continued to lower short-term rates throughout the fourth quarter of 2001, bringing the total cut for 2001 to 4.75% and the Federal funds rate to 1.75%. The big news for the period was the announcement by the Treasury Department on October 31, 2001, that the Treasury no longer would issue long-term bonds. Unprepared for this, the market rallied quickly, but it eventually gave up those gains as the economic outlook improved. The Federal Reserve Board kept rates idle in the first quarter of 2002, but the market was well ahead of policy moves. Continuing positive indicators of economic strength and a belief that the recession had ended caused interest rates in all maturities to spike up sharply from late February through the end of March, and the yield curve inverted. GDP forecasts as high as 4% and a strong stock market prompted investors to move out of the Treasury market.

We maintained a long duration (a measure of interest-rate risk) bias during a period in which the yield curve first steepened then flattened. In general, our duration stance was a slightly negative influence on performance due to the overall rising interest rate environment. Nevertheless, the Fund's commitment to mortgage-backed securities and Treasury Inflation Protected notes (TIPs) helped offset some of the negative effects of having a longer duration. TIPs and mortgage-backed securities were stellar performers in a rising interest rate environment and performed better than nominal-rate Treasuries.

OUTLOOK | Market futures suggest that short-term rates will be considerably higher by the end of the year, so we feel that interest rate increases are in store. We believe that the long end of the market should hold up fairly well as the yield curve flattens, so our longer duration bias appears appropriate. Overall, we anticipate modest returns for the one-year period.

/s/ Kent P. Newmark
    Kent P. Newmark

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

----------------------------------------------------------------------------------------------------
                                                                                           SINCE
                                              6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
----------------------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
 (INSTITUTIONAL)                               -1.33%   3.18%   6.24%   8.23%   8.22%      8.62%
Lipper General U.S. Government Funds Index(b)  -0.78%   4.05%   5.46%   6.58%   6.16%      6.49%
Lehman Brothers Government Bond Index/(c )/    -1.22%   3.94%   6.17%   7.44%   7.26%      7.56%

                                     CUMULATIVE PERFORMANCE--5/21/91 TO 3/31/02
                                    [CHART]

              Loomis Sayles
             U.S. Government            Lipper General          Lehman Brothers
             Securities Fund           U.S. Government          Government Bond
             (Institutional)             Funds Index                 Index
             ---------------            --------------           --------------
05/21/1991       $10,000                     $10,000                 $10,000
06/30/1991        10,000                       9,975                   9,986
07/31/1991        10,150                      10,111                  10,104
08/31/1991        10,430                      10,334                  10,339
09/30/1991        10,720                      10,544                  10,555
10/31/1991        10,802                      10,637                  10,648
11/30/1991        10,913                      10,707                  10,755
12/31/1991        11,529                      11,073                  11,121
01/31/1992        11,133                      10,883                  10,948
02/29/1992        11,293                      10,942                  10,991
03/31/1992        11,143                      10,875                  10,926
04/30/1992        11,090                      10,934                  10,995
05/31/1992        11,427                      11,129                  11,198
06/30/1992        11,623                      11,275                  11,359
07/31/1992        12,070                      11,503                  11,645
08/31/1992        12,180                      11,598                  11,753
09/30/1992        12,434                      11,716                  11,920
10/31/1992        12,135                      11,562                  11,748
11/30/1992        12,180                      11,570                  11,730
12/31/1992        12,538                      11,749                  11,925
01/31/1993        12,826                      11,943                  12,178
02/28/1993        13,246                      12,121                  12,422
03/31/1993        13,258                      12,164                  12,464
04/30/1993        13,362                      12,239                  12,559
05/31/1993        13,387                      12,247                  12,546
06/30/1993        13,874                      12,472                  12,824
07/31/1993        14,084                      12,540                  12,902
08/31/1993        14,591                      12,752                  13,190
09/30/1993        14,641                      12,766                  13,241
10/31/1993        14,664                      12,799                  13,291
11/30/1993        14,451                      12,660                  13,145
12/31/1993        14,509                      12,726                  13,196
01/31/1994        14,881                      12,891                  13,376
02/28/1994        14,357                      12,649                  13,093
03/31/1994        13,751                      12,329                  12,799
04/30/1994        13,527                      12,187                  12,698
05/31/1994        13,443                      12,141                  12,682
06/30/1994        13,373                      12,089                  12,653
07/31/1994        13,773                      12,290                  12,885
08/31/1994        13,759                      12,292                  12,888
09/30/1994        13,360                      12,106                  12,706
10/31/1994        13,291                      12,070                  12,696
11/30/1994        13,349                      12,038                  12,673
12/31/1994        13,602                      12,123                  12,750
01/31/1995        13,956                      12,336                  12,988
02/28/1995        14,266                      12,612                  13,267
03/31/1995        14,369                      12,670                  13,350
04/30/1995        14,562                      12,827                  13,525
05/31/1995        15,297                      13,292                  14,070
06/30/1995        15,417                      13,373                  14,178
07/31/1995        15,352                      13,325                  14,126
08/31/1995        15,657                      13,481                  14,292
09/30/1995        15,885                      13,607                  14,430
10/31/1995        16,115                      13,787                  14,650
11/30/1995        16,409                      13,982                  14,878
12/31/1995        16,735                      14,177                  15,089
01/31/1996        16,750                      14,249                  15,181
02/29/1996        16,169                      13,957                  14,872
03/31/1996        15,948                      13,839                  14,748
04/30/1996        15,746                      13,744                  14,654
05/31/1996        15,666                      13,693                  14,629
06/30/1996        15,953                      13,852                  14,818
07/31/1996        15,992                      13,879                  14,855
08/31/1996        15,797                      13,842                  14,822
09/30/1996        16,236                      14,075                  15,068
10/31/1996        16,826                      14,380                  15,399
11/30/1996        17,289                      14,633                  15,667
12/31/1996        16,955                      14,482                  15,507
01/31/1997        16,905                      14,513                  15,524
02/28/1997        16,905                      14,544                  15,546
03/31/1997        16,535                      14,372                  15,381
04/30/1997        16,944                      14,585                  15,603
05/31/1997        17,132                      14,706                  15,738
06/30/1997        17,406                      14,880                  15,914
07/31/1997        18,216                      15,291                  16,366
08/31/1997        17,903                      15,131                  16,204
09/30/1997        18,302                      15,362                  16,448
10/31/1997        18,669                      15,588                  16,732
11/30/1997        18,881                      15,644                  16,818
12/31/1997        19,116                      15,803                  16,994
01/31/1998        19,402                      16,003                  17,248
02/28/1998        19,330                      15,972                  17,201
03/31/1998        19,366                      16,012                  17,250
04/30/1998        19,490                      16,074                  17,328
05/31/1998        19,725                      16,224                  17,506
06/30/1998        19,960                      16,362                  17,705
07/31/1998        19,989                      16,386                  17,732
08/31/1998        20,448                      16,707                  18,193
09/30/1998        20,943                      17,085                  18,684
10/31/1998        20,785                      16,958                  18,620
11/30/1998        20,933                      16,996                  18,626
12/31/1998        20,890                      17,042                  18,668
01/31/1999        21,078                      17,140                  18,776
02/28/1999        20,475                      16,770                  18,330
03/31/1999        20,475                      16,856                  18,402
04/30/1999        20,582                      16,900                  18,444
05/31/1999        20,333                      16,714                  18,282
06/30/1999        20,142                      16,628                  18,245
07/31/1999        20,036                      16,533                  18,218
08/31/1999        19,977                      16,488                  18,218
09/30/1999        20,211                      16,690                  18,366
10/31/1999        20,285                      16,716                  18,395
11/30/1999        20,186                      16,702                  18,370
12/31/1999        19,958                      16,589                  18,251
01/31/2000        20,059                      16,538                  18,277
02/29/2000        20,540                      16,748                  18,537
03/31/2000        21,102                      17,000                  18,862
04/30/2000        21,006                      16,937                  18,810
05/31/2000        20,925                      16,919                  18,822
06/30/2000        21,414                      17,259                  19,158
07/31/2000        21,628                      17,393                  19,343
08/31/2000        22,064                      17,661                  19,629
09/30/2000        22,043                      17,727                  19,685
10/31/2000        22,357                      17,869                  19,873
11/30/2000        22,968                      18,213                  20,264
12/31/2000        23,482                      18,561                  20,668
01/31/2001        23,589                      18,768                  20,876
02/28/2001        23,887                      18,951                  21,114
03/31/2001        23,794                      18,999                  21,188
04/30/2001        23,339                      18,837                  20,971
05/31/2001        23,404                      18,925                  21,041
06/30/2001        23,510                      18,988                  21,137
07/31/2001        24,257                      19,431                  21,645
08/31/2001        24,564                      19,648                  21,914
09/30/2001        24,880                      19,925                  22,295
10/31/2001        25,902                      20,405                  22,870
11/30/2001        24,923                      19,991                  22,358
12/31/2001        24,579                      19,799                  22,163
01/31/2002        24,850                      19,975                  22,307
02/28/2002        25,188                      20,187                  22,513
03/31/2002        24,548                      19,769                  22,022


Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper General U.S. Government Funds Index and Lehman Brothers Government Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception (May 31, 1991).
(b)The Lipper General U.S. Government Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the general U.S. government funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
*  Not annualized



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BOND FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount         Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - 94.5% OF NET ASSETS

NON-CONVERTIBLE BONDS--81.5%

AIRLINES--0.7%
 Delta Air Lines, Inc., 8.300%, 12/15/29                  USD    6,590,000 $     5,733,300
 United Air Lines, Inc., 9.125%, 1/15/12                           500,000         350,000
 United Air Lines, Inc., Series A, 10.670%, 5/01/04              2,000,000       1,620,000
 US Airways, 6.850%, 1/30/18                                     1,844,475       1,523,555
                                                                           ---------------
                                                                                 9,226,855
                                                                           ---------------

AIR TRANSPORT--0.1%
 Atlas Air, Inc., Series A, 7.380%, 1/02/18                        927,873         827,802
                                                                           ---------------

AUTO & RELATED--2.2%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                       1,000,000         737,030
 Dana Corp., 7.000%, 3/15/28                                     1,000,000         770,000
 Dana Corp., 7.000%, 3/01/29                                     4,075,000       3,137,750
 Dana Corp., 9.000%, 8/15/11                              EUR    2,000,000       1,721,113
 Delphi Automotive Systems Corp., 7.125%, 5/01/29         USD    6,550,000       6,056,589
 Ford Motor Co., 6.375%, 2/01/29                                 1,000,000         792,830
 Ford Motor Co., 6.625%, 10/01/28                                1,000,000         820,460
 TRW, Inc., 6.650%, 1/15/28                                      4,350,000       3,584,443
 TRW, Inc., 7.750%, 6/01/29                                     13,000,000      12,392,926
                                                                           ---------------
                                                                                30,013,141
                                                                           ---------------

BANKING & FINANCE--0.5%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**                     8,000,000       6,560,000
                                                                           ---------------

BANKS/SAVINGS & LOANS--3.5%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**           26,755,000      24,480,825
 Keycorp Capital II, 6.875%, 3/17/29                             6,500,000       5,622,175
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                  18,640,000      17,521,600
                                                                           ---------------
                                                                                47,624,600
                                                                           ---------------

CABLE--0.8%
 Century Communications Corp., 8.375%, 11/15/17                  5,000,000       3,362,500
 Charter Communications Holdings, 0.000%, 4/01/11
  (step to 9.920% on 4/04/04)#                                   1,500,000       1,035,000
 NTL Communications Corp., Series B, 0.000%, 4/15/09
  (step to 9.750% on 4/15/04)#                            GBP    5,900,000       2,271,298
 NTL Communications Corp., Series B, 0.000%, 11/15/09
  (step to 11.500% on 11/15/04)#                          USD    3,250,000         679,731
 NTL, Inc., Series B, 0.000%, 4/01/08 (step to 10.750% on
  4/01/03)#                                                     12,555,000       4,017,600
                                                                           ---------------
                                                                                11,366,129
                                                                           ---------------

CANADIAN--18.5%
 Canadian Government, Zero Coupon Bond, 6/01/22           CAD   33,350,000       6,130,478
 Canadian Government, Zero Coupon Bond, 6/01/25                273,160,000      41,001,405
 Milit-Air, Inc., 5.750%, 6/30/19                                6,613,214       3,969,172
 New Brunswick FM Project, 0.000%, 11/30/27
  (step to 6.470% on 5/30/03) 144A#                             10,000,000       5,721,721

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                       Face
                                                                     Amount            Value +
-------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CANADIAN--CONTINUED
 Ontario Hydro, Zero Coupon Bond, 11/27/20                 CAD    1,507,000    $       277,956
 Ontario Hydro, Zero Coupon Bond, 10/15/21                      146,050,000         25,664,066
 Province of Alberta, 5.930%, 9/16/16                            27,739,719         17,393,854
 Province of British Columbia, Zero Coupon Bond, 6/09/14         10,000,000          2,903,311
 Province of British Columbia, Zero Coupon Bond, 9/05/20         65,000,000         12,070,730
 Province of British Columbia, Zero Coupon Bond, 6/09/22         96,208,000         16,060,003
 Province of British Columbia, Zero Coupon Bond, 8/19/22         31,387,000          5,172,124
 Province of British Columbia, Zero Coupon Bond, 9/08/23         37,950,000          5,838,608
 Province of British Columbia, Zero Coupon Bond, 8/23/24         72,250,000         10,474,619
 Province of British Columbia, Zero Coupon Bond, 11/19/27        41,600,000          5,138,440
 Province of Manitoba, Zero Coupon Bond, 7/22/13                  2,500,000            771,398
 Province of Manitoba, Zero Coupon Bond, 3/05/31                 41,929,000          4,283,078
 Province of Manitoba, 6.500%, 9/22/17                           34,300,000         21,938,837
 Province of Manitoba, 7.750%, 12/22/25                          39,245,000         28,126,568
 Province of Newfoundland, 6.150%, 4/17/28                        2,500,000          1,470,545
 Province of Ontario, Zero Coupon Bond, 7/13/22                  94,725,000         15,855,806
 Province of Ontario, Zero Coupon Bond, 6/02/27                  33,975,000          4,240,484
 Province of Ontario, Zero Coupon Bond, 3/08/29                  18,600,000          2,128,013
 Province of Ontario (Certificate of Deposit), Zero Coupon
  Bond, 12/02/25                                                  7,650,000          1,027,339
 Province of Saskatchewan, Zero Coupon Bond, 4/10/14             27,000,000          7,865,858
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 2/04/22                                            2,350,000            398,091
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 5/30/25                                           36,780,000          5,109,717
                                                                               ---------------
                                                                                   251,032,221
                                                                               ---------------

CHEMICALS--0.6%
 IMC Global, Inc., 6.875%, 7/15/07                         USD    5,000,000          4,566,250
 IMC Global, Inc., 7.300%, 1/15/28                                1,500,000          1,164,585
 Methanex Corp., 7.750%, 8/15/05                                  2,660,000          2,620,100
 Solutia, Inc., 7.375%, 10/15/27                                    625,000            433,644
                                                                               ---------------
                                                                                     8,784,579
                                                                               ---------------

COMMUNICATIONS EQUIPMENT--0.1%
 Motorola, Inc., 5.800%, 10/15/08                                   450,000            407,984
 Motorola, Inc., 6.500%, 11/15/28                                 1,250,000          1,032,537
 Motorola, Inc., 7.625%, 11/15/10                                   600,000            593,310
                                                                               ---------------
                                                                                     2,033,831
                                                                               ---------------

CONSUMER PRODUCTS--1.0%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                            10,200,000          8,177,850
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                       5,171,000          5,084,846
                                                                               ---------------
                                                                                    13,262,696
                                                                               ---------------

ELECTRONIC COMPONENTS--0.1%
 Arrow Electronics, Inc., 6.875%, 6/01/18                           250,000            185,979
 Pioneer Standard Electronics, Inc., 9.500%, 8/01/06              1,000,000            907,468
                                                                               ---------------
                                                                                     1,093,447
                                                                               ---------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount            Value +
------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.1%
 Micron Technology, Inc., 6.500%, 9/30/05 144A            USD    3,000,000    $     2,775,000
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A            14,350,000         12,850,425
                                                                              ---------------
                                                                                   15,625,425
                                                                              ---------------

ELECTRONICS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                      1,161,000            113,198
                                                                              ---------------

ENTERTAINMENT--2.8%
 Boston Celtics Ltd., 6.000%, 6/30/38                            1,549,000          1,045,575
 Time Warner Entertainment Co., 6.950%, 1/15/28                 33,900,000         31,073,418
 Time Warner, Inc., 6.625%, 5/15/29                              7,500,000          6,589,500
                                                                              ---------------
                                                                                   38,708,493
                                                                              ---------------

FINANCIAL SERVICES--0.6%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                10,500,000          6,893,985
 Ford Motor Credit Co., 5.800%, 1/12/09                          1,350,000          1,216,296
                                                                              ---------------
                                                                                    8,110,281
                                                                              ---------------

FOOD--0.3%
 Borden, Inc., 7.875%, 2/15/23                                   5,500,000          3,025,000
 Borden, Inc., 9.250%, 6/15/19                                     750,000            450,000
                                                                              ---------------
                                                                                    3,475,000
                                                                              ---------------

FOREIGN GOVERNMENT/AGENCY--7.5%
 Escom, 11.000%, 6/01/08                                  ZAR   28,900,000          2,286,373
 Petroleos Mexicanos, 8.625%, 12/01/23 144A               USD    3,100,000          3,131,000
 Republic of Argentina, 8.875%, 3/01/29^                         1,000,000            161,700
 Republic of Brazil, 8.875%, 4/15/24                            33,525,000         23,869,800
 Republic of Brazil, 10.125%, 5/15/27                            6,181,000          4,904,623
 Republic of Brazil C Bond, 8.000%, 4/15/14                     47,347,573         38,588,272
 Republic of Philippines, 10.625%, 3/16/25                       8,000,000          8,380,000
 Republic of South Africa, 12.500%, 12/21/06              ZAR    7,530,000            659,083
 Republic of South Africa, 13.000%, 8/31/10                      7,000,000            610,597
 Republic of South Africa, 13.500%, 9/15/15                    108,550,000          9,740,318
 Republic of Venezuela, 9.250%, 9/15/27                   USD   11,585,000          7,953,103
 United Mexican States, 8.375%, 1/14/11                          1,000,000          1,047,500
                                                                              ---------------
                                                                                  101,332,369
                                                                              ---------------

FOREST & PAPER PRODUCTS--2.3%
 APP China Group Ltd., 14.000%, 3/15/10 144A^ **                 5,800,000          1,450,000
 Boise Cascade Corp., 7.350%, 2/01/16                            1,225,000          1,097,861
 Fort James Corp., 7.750%, 11/15/23                              2,500,000          2,087,500
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28           3,050,000          2,386,991
 Georgia-Pacific Group, 7.375%, 12/01/25                         7,000,000          5,598,390
 Georgia-Pacific Group, 7.750%, 11/15/29                         6,750,000          5,592,375
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07^ **         1,750,000            376,250
 International Paper Co., 6.875%, 4/15/29                        4,000,000          3,700,800
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^ **       13,210,000          2,410,825

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount            Value +
------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FOREST & PAPER PRODUCTS--CONTINUED
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^**  USD   17,500,000    $     3,018,750
 Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17^ **        2,200,000            374,000
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^**                17,200,000          3,397,000
                                                                              ---------------
                                                                                   31,490,742
                                                                              ---------------

GOVERNMENT AGENCIES--8.0%
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                NZD  103,925,000         30,365,267
 Federal National Mortgage Association, 5.375%, 11/15/11  USD   40,000,000         37,938,560
 Federal National Mortgage Association, 5.500%, 3/15/11         30,000,000         28,917,300
 Federal National Mortgage Association, 6.375%, 8/15/07   AUD   21,000,000         11,226,963
                                                                              ---------------
                                                                                  108,448,090
                                                                              ---------------

HEALTHCARE--SERVICES--1.4%
 Columbia/HCA Healthcare Corp., 7.050%, 12/01/27          USD    6,300,000          5,701,500
 Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                 4,000,000          4,045,000
 Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                 1,965,000          1,788,150
 Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                  1,300,000          1,235,000
 Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                  5,000,000          5,000,000
 Columbia/HCA Healthcare Corp., 7.750%, 7/15/36                  1,000,000            936,979
                                                                              ---------------
                                                                                   18,706,629
                                                                              ---------------

HOME BUILDERS--0.4%
 Pulte Corp., 7.300%, 10/24/05                                   1,000,000          1,001,410
 Pulte Corp., 7.625%, 10/15/17                                   5,000,000          4,501,100
                                                                              ---------------
                                                                                    5,502,510
                                                                              ---------------

INSURANCE--0.1%
 UnumProvident Corp., 6.750%, 12/15/28                           2,000,000          1,732,320
                                                                              ---------------

LODGING & HOTEL--0.6%
 ITT Corp., 7.375%, 11/15/15                                     2,500,000          2,349,725
 Meditrust Corp., 7.000%, 8/15/07                                5,500,000          5,197,500
                                                                              ---------------
                                                                                    7,547,225
                                                                              ---------------

NATURAL GAS--1.8%
 El Paso Corp., 5.750%, 3/14/06                                  1,000,000            830,025
 KN Capital Trust, 7.630%, 4/15/28                              15,750,000         14,608,897
 Southern Natural Gas Co., 7.350%, 2/15/31                       1,500,000          1,383,345
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                    8,000,000          7,018,080
                                                                              ---------------
                                                                                   23,840,347
                                                                              ---------------

OFFICE EQUIPMENT--0.5%
 Xerox Capital (Europe) Plc, 5.250%, 12/03/04**           EUR    2,250,000          1,686,255
 Xerox Capital (Europe) Plc, 5.875%, 5/15/04**            USD      500,000            457,500
 Xerox Capital Trust I, 8.000%, 2/01/27                          5,150,000          2,935,500
 Xerox Corp., 3.500%, 2/04/04                             EUR    2,625,000          1,973,017
                                                                              ---------------
                                                                                    7,052,272
                                                                              ---------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                     Face
                                                                   Amount            Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

OIL & GAS DRILLING EQUIPMENT--1.5%
 Global Marine, Inc., 7.000%, 6/01/28                    USD    1,000,000    $       904,390
 Perez Companc SA, 8.125%, 7/15/07 144A **                      3,590,000          2,046,300
 Transocean Sedco Forex, Inc., 7.375%, 4/15/18                 18,000,000         17,432,928
                                                                             ---------------
                                                                                  20,383,618
                                                                             ---------------

OIL & GAS EXPLORATION--0.5%
 Pioneer Natural Resources Co., 7.200%, 1/15/28                 3,000,000          2,700,000
 Seagull Energy Corp., 7.500%, 9/15/27                          3,850,000          3,549,815
                                                                             ---------------
                                                                                   6,249,815
                                                                             ---------------

OIL & GAS--MAJOR INTEGRATED--0.3%
 PDVSA Finance Ltd., 7.400%, 8/15/16                            3,000,000          2,272,500
 PDVSA Finance Ltd., 7.500%, 11/15/28**                         1,000,000            695,000
 Phillips 66 Capital Trust II, 8.000%, 1/15/37                  1,000,000            997,810
                                                                             ---------------
                                                                                   3,965,310
                                                                             ---------------

RAIL--TRANSPORT--0.7%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                 3,389,000          2,016,455
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on
  6/15/02)# **                                                  7,500,000          6,975,000
                                                                             ---------------
                                                                                   8,991,455
                                                                             ---------------

REAL ESTATE INVESTMENT TRUSTS--6.0%
 AMB Property Corp., 7.500%, 6/30/18                            7,500,000          7,149,825
 CarrAmerica Realty Corp., 6.875%, 3/01/08                      1,500,000          1,498,035
 EOP Operating LP, 7.500%, 4/19/29                              3,500,000          3,324,300
 First Industrial, 7.500%, 12/01/17                             8,400,000          8,015,028
 First Industrial, 7.600%, 7/15/28                             18,750,000         17,228,812
 Highwoods Realty LP, 7.500%, 4/15/18                           3,750,000          3,244,238
 Security Capital Group, Inc., 7.700%, 6/15/28                 16,725,000         16,692,219
 Security Capital Industrial Trust, 7.625%, 7/01/17             3,375,000          3,148,875
 Spieker Properties, Inc., 7.500%, 10/01/27                     2,098,000          1,949,105
 Susa Partnership LP, 7.450%, 7/01/18                           6,500,000          6,367,400
 Susa Partnership LP, 7.500%, 12/01/27                          7,905,000          7,670,380
 Susa Partnership LP, 8.200%, 6/01/17                             760,000            797,308
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17           5,000,000          3,845,900
                                                                             ---------------
                                                                                  80,931,425
                                                                             ---------------

RETAIL--GENERAL--2.0%
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18^         2,000,000          1,060,000
 Dillon Read Structured Finance Corp., 7.600%, 8/15/07^           686,948            443,081
 Dillon Read Structured Finance Corp., 8.550%, 8/15/19/^          500,000            262,500
 Dillon Read Structured Finance Corp., Series A, 6.660%,
  8/15/10^                                                      6,142,691          3,962,036
 J.C. Penney Co., Inc., 6.875%, 10/15/15                          500,000            400,000
 J.C. Penney Co., Inc., 7.050%, 5/23/05                         1,125,000          1,074,375
 J.C. Penney Co., Inc., 7.125%, 11/15/23                        4,650,000          3,673,500
 J.C. Penney Co., Inc., 7.650%, 8/15/16                         1,520,000          1,254,000
 J.C. Penney Co., Inc., 7.950%, 4/01/17                         2,425,000          2,003,343

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                         Face
                                                                       Amount            Value +
---------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

RETAIL--GENERAL--CONTINUED
 J.C. Penney Co., Inc., 8.125%, 4/01/27                      USD    1,500,000    $     1,162,500
 J.C. Penney Co., Inc., 8.250%, 8/15/22                               500,000            415,000
 J.C. Penney Co., Inc., 9.750%, 6/15/21                             1,000,000            950,000
 Kmart Corp., 7.950%, 2/01/23^                                     10,690,000          5,238,100
 Kmart Corp., 9.780%, 1/05/20^                                        500,000            255,000
 Kmart Funding Corp., Series F, 8.800%, 7/01/10^                      838,932            461,413
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                   1,000,000            906,090
 Woolworth Corp., 8.500%, 1/15/22                                   4,475,000          3,602,156
                                                                                 ---------------
                                                                                      27,123,094
                                                                                 ---------------

SHIPPING--0.5%
 American President Cos. Ltd., 8.000%, 1/15/24                      2,425,000          1,406,500
 Seabulk International, Inc., 12.500%, 6/30/07                      5,536,711          4,540,103
 Transportacion Maritima Mexicana SA de CV, 10.250%,
  11/15/06 **                                                       1,250,000          1,043,750
                                                                                 ---------------
                                                                                       6,990,353
                                                                                 ---------------

SUPRANATIONAL--4.6%
 European Bank for Reconstruction & Development,
  Zero Coupon Bond, 2/10/28                                  AUD   50,000,000          4,748,597
 International Bank for Reconstruction & Development,
  Zero Coupon Bond, 8/20/07                                  NZD  152,375,000         45,986,173
 International Bank for Reconstruction & Development,
  5.500%, 11/03/08                                                  9,500,000          3,822,052
 International Bank for Reconstruction & Development,
  8.000%, 5/23/07                                                  19,000,000          8,624,224
                                                                                 ---------------
                                                                                      63,181,046
                                                                                 ---------------

TAXABLE MUNICIPAL--0.1%
 Orange County, California Pension Obligation, Zero
  Coupon Bond, 9/01/16                                       USD    5,000,000          1,735,900
                                                                                 ---------------

TELECOMMUNICATIONS--2.8%
 Call-Net Enterprises, Inc., Zero Coupon Bond, 8/15/07^ **          5,000,000          1,350,000
 Call-Net Enterprises, Inc., 0.000%, 8/15/08 (step to 8.940%
  on 08/15/03)# ^                                                   3,890,000            933,600
 Colt Telecom Group Plc, 12.000%, 12/15/06 **                         250,000            170,000
 KPNQwest BV, 7.125%, 6/01/09**                              EUR      250,000             50,108
 KPNQwest BV, 8.875%, 2/01/08**                                       752,000            163,833
 Loxley Public Co. Ltd., 7.500%, 4/30/08**                   USD    3,848,766          2,309,260
 Philippine Long Distance Telephone Co., 8.350%,
  3/06/17**                                                         5,250,000          3,959,025
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on
  10/15/02)#                                                        4,115,000            843,575
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#            7,585,000          1,137,750
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on
  7/01/03)#                                                         8,091,000          1,213,650
 Sprint Capital Corp., 6.875%, 11/15/28                            10,000,000          7,976,100



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount             Value +
-------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--CONTINUED
 US West Capital Funding, Inc., 6.500%, 11/15/18          USD    3,000,000    $      2,135,250
 US West Capital Funding, Inc., 6.875%, 7/15/28                 18,550,000          13,110,769
 Williams Communications Group, Inc., 11.700%, 8/01/08^          3,000,000             450,000
 Williams Communications Group, Inc., 11.875%, 8/01/10^            500,000              75,000
 WorldCom, Inc., 6.950%, 8/15/28                                 2,500,000           1,733,075
                                                                              ----------------
                                                                                    37,610,995
                                                                              ----------------

TELECOMMUNICATIONS EQUIPMENT--0.6%
 Broadband Technologies, Inc., 5.000%, 5/15/01^                  9,800,000               3,038
 Lucent Technologies, Inc., 6.450%, 3/15/29                     12,000,000           7,800,000
 Lucent Technologies, Inc., 6.500%, 1/15/28                        500,000             325,000
                                                                              ----------------
                                                                                     8,128,038
                                                                              ----------------

TELECOMMUNICATIONS--WIRELESS--0.9%
 Microcell Telecommunications, Inc., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)# **                       CAD    5,000,000           1,567,595
 Microcell Telecommunications, Inc., 0.000%, 6/01/09
  (step to 12.000% on 06/1/04)# **                        USD      250,000              90,000
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02)#                                  8,880,000           5,727,600
 Nextel Communications, Inc., 9.375%, 11/15/09                   4,850,000           3,188,875
 Nextel Communications, Inc., 9.500%, 2/01/11                      500,000             320,000
 PTC International Finance BV, 0.000%, 7/01/07
  (step to 10.750% on 7/01/02)#                                    500,000             478,750
 US Unwired, Inc., Series B, 0.000%, 11/01/09
  (step to 13.375% on 11/01/04)#                                 1,000,000             650,000
                                                                              ----------------
                                                                                    12,022,820
                                                                              ----------------

TEXTILE & APPAREL--0.2%
 Kellwood Co., 7.625%, 10/15/17                                  2,500,000           1,948,637
 Phillips Van Heusen Corp., 7.750%, 11/15/23                     1,000,000             830,000
                                                                              ----------------
                                                                                     2,778,637
                                                                              ----------------

TOBACCO--1.8%
 Philip Morris Cos., Inc., 7.750%, 1/15/27                      25,235,000          25,114,881
                                                                              ----------------

U.S. GOVERNMENT--1.3%
 U.S. Treasury Bonds, 5.250%, 11/15/28                          20,000,000          17,981,200
                                                                              ----------------

UTILITIES--ELECTRIC--2.2%
 AES Corp., 8.875%, 11/01/27                                     5,000,000           2,750,000
 Commonwealth Edison Co., 4.750%, 12/01/11                         741,000             600,284
 Edison Mission Energy, 7.730%, 6/15/09                            750,000             671,250
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**        7,500,000           6,825,000
 Panda Funding Corp., 11.625%, 8/20/12                           1,436,168           1,436,169
 Quezon Power Philippines Co., 8.860%, 6/15/17**                 7,756,875           5,817,656
 Salton Sea Funding Corp., 7.840%, 5/30/10                       2,500,000           2,378,400
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                   9,495,000           8,463,729
 Texas-New Mexico Power Co., 6.250%, 1/15/09                     1,000,000             916,390
                                                                              ----------------
                                                                                    29,858,878
                                                                              ----------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                             Face
                                                           Amount            Value +
---------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $1,234,135,668)                                   $ 1,106,557,667
                                                                     ---------------

CONVERTIBLE BONDS--13.0%
AEROSPACE/DEFENSE--0.1%
 Hexcel Corp., 7.000%, 8/01/11                   USD    1,775,000          1,016,188
                                                                     ---------------
AUTO & RELATED--0.3%
 Magna International, Inc., 4.875%, 2/15/05             1,260,000          1,319,850
 MascoTech, Inc., 4.500%, 12/15/03                      2,375,000          2,125,625
                                                                     ---------------
                                                                           3,445,475
                                                                     ---------------
BUILDING & CONSTRUCTION--0.2%
 Empresas ICA Sociedad, 5.000%, 3/15/04**               3,200,000          2,240,000
                                                                     ---------------
CABLE--0.2%
 Rogers Communications, Inc., 2.000%, 11/26/05**        3,000,000          2,350,800
 Telewest Communications Plc, 5.250%, 2/19/07**  GBP    1,500,000            847,979
 Telewest Finance, 6.000%, 7/07/05               USD      250,000            115,625
                                                                     ---------------
                                                                           3,314,404
                                                                     ---------------
COMPUTER HARDWARE--0.5%
 Maxtor Corp., 5.750%, 3/01/12                          6,170,000          4,565,800
 Quantum Corp., 7.000%, 8/01/04                           881,000            815,718
 Western Digital, Zero Coupon Bond, 2/18/18             2,490,000          1,045,800
                                                                     ---------------
                                                                           6,427,318
                                                                     ---------------
CONGLOMERATE--0.1%
 FMC Corp., 6.750%, 1/16/05                             1,325,000          1,298,500
                                                                     ---------------
ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.3%
 Analog Devices, Inc., 4.750%, 10/01/05                44,835,000         42,537,206
 Analog Devices, Inc., 4.750%, 10/01/05 144A            1,000,000            948,750
 Richardson Electronics Ltd., 7.250%, 12/15/06            450,000            367,875
 Vitesse Semiconductor Corp., 4.000%, 3/15/05           1,250,000            976,563
                                                                     ---------------
                                                                          44,830,394
                                                                     ---------------
ELECTRONIC MEASURING INSTRUMENTS--0.1%
 Thermedics, Inc., Zero Coupon Bond, 6/01/03              950,000            897,750
                                                                     ---------------
FOOD--0.3%
 Burns, Philp, 5.500%, 4/30/04**                        4,480,000          3,673,600
                                                                     ---------------
OFFICE EQUIPMENT--1.0%
 Xerox Corp., 0.570%, 4/21/18                          24,500,000         13,720,000
                                                                     ---------------
OIL--DRILLING EQUIPMENT--0.0%
 Parker Drilling Co., 5.500%, 8/01/04                     500,000            448,250
                                                                     ---------------
OIL & GAS EXPLORATION--0.3%
 Devon Energy Corp., 4.900%, 8/15/08                    1,400,000          1,405,880
 Devon Energy Corp., 4.950%, 8/15/08                    2,600,000          2,620,540
                                                                     ---------------
                                                                           4,026,420
                                                                     ---------------

PHARMACEUTICAL--1.0%
 Affymetrix, Inc., 4.750%, 2/15/07                      1,550,000          1,241,938
 Affymetrix, Inc., 4.750%, 2/15/07 144A                 1,000,000            801,250



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                               Face
                                                             Amount            Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

PHARMACEUTICAL--CONTINUED
 Glycomed, Inc., 7.500%, 1/01/03                   USD    1,348,100    $     1,317,768
 Human Genome Sciences, Inc., 3.750%, 3/15/07               500,000            359,950
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A        7,250,000          5,192,812
 NABI, Inc., 6.500%, 2/01/03                              4,750,000          4,601,562
                                                                       ---------------
                                                                            13,515,280
                                                                       ---------------

REAL ESTATE INVESTMENT TRUSTS--0.1%
 Federal Realty Investors Trust, 5.250%, 10/28/03         1,650,000          1,559,250
                                                                       ---------------

RETAIL--GENERAL--0.0%
 CML Group, Inc., 5.500%, 1/15/03^                        1,224,000                771
                                                                       ---------------

TELECOMMUNICATIONS--0.4%
 Colt Telecom Group Plc, 2.000%, 3/29/06           EUR    1,500,000            618,294
 Colt Telecom Group Plc, 2.000%, 12/16/06                 8,475,000          3,397,347
 Colt Telecom Group Plc, 2.000%, 4/03/07**                3,975,000          1,610,766
                                                                       ---------------
                                                                             5,626,407
                                                                       ---------------

TELECOMMUNICATIONS--WIRELESS--0.0%
 Nextel Communications, Inc., 6.000%, 6/01/11      USD      450,000            248,625
                                                                       ---------------

TEXTILE & APPAREL--0.0%
 Dixie Yarns, Inc., 7.000%, 5/15/12                         231,000             92,400
                                                                       ---------------

TOBACCO--5.1%
 Loews Corp., 3.125%, 9/15/07                            81,700,000         69,494,020
                                                                       ---------------

TRUCKING & FREIGHT--0.0%
 Builders Transportation, Inc., 8.000%, 8/15/05^          1,000,000              1,250
 Preston Corp., 7.000%, 5/01/11                             750,000            630,000
                                                                       ---------------
                                                                               631,250
                                                                       ---------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $181,856,618)                                           176,506,302
                                                                       ---------------
 TOTAL BONDS AND NOTES
  (Identified Cost $1,415,992,286)                                       1,283,063,969
                                                                       ---------------

                                                             Shares
-----------------------------------------------------------------------------------------
COMMON STOCKS - 0.4% OF NET ASSETS

OIL & GAS DRILLING EQUIPMENT--0.3%
 Diamond Offshore Drilling, Inc.                            127,777          3,994,309
                                                                       ---------------

SHIPPING--0.0%
 Seabulk International, Inc.*                                44,814            246,477
                                                                       ---------------

TELECOMMUNICATIONS--0.1%
 Loxley Public Co. Ltd.                                   3,054,316            779,915
                                                                       ---------------
 TOTAL COMMON STOCKS
  (Identified Cost $9,911,695)                                               5,020,701
                                                                       ---------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                 Shares            Value +
---------------------------------------------------------------------------------------------
PREFERRED STOCKS - 2.5% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--1.3%

CHEMICALS--0.0%
 E.I. du Pont DeNemours & Co., $3.50                              3,775    $       232,163
                                                                           ---------------

REAL ESTATE INVESTMENT TRUSTS--0.9%
 CarrAmerica Realty Corp., Series B, 8.570%                     110,150          2,742,735
 CarrAmerica Realty Corp., Series C, 8.550%                      10,650            261,777
 Developers Diversified Realty Corp. Class C, 8.375%              3,000             73,350
 Developers Diversified Realty Corp., 9.440%                      1,000             25,170
 Duke-Weeks Realty Corp., Series F, 8.000%                        8,103            202,980
 Equity Residential Properties Trust, Series L, 7.625%           70,218          1,701,382
 First Industrial Realty Trust, Inc., Series D, 7.950%           32,700            775,644
 First Industrial Realty Trust, Inc., Series E, 7.900%          154,200          3,646,830
 Highwoods Properties, Inc., Series B, 8.000%                    60,500          1,437,480
 Highwoods Properties, Inc., Series D, 8.000%                    12,000            282,000
 New Plan Excel Realty Trust, Inc., Series B, 8.625%             21,500            535,995
 ProLogis Trust, Series D, 7.920%                                45,500          1,101,100
                                                                           ---------------
                                                                                12,786,443
                                                                           ---------------

TELECOMMUNICATIONS--WIRELESS--0.1%
 Nextel Communications, Inc., 11.125% PIK                         1,923            663,435
                                                                           ---------------

UTILITIES--ELECTRIC--0.3%
 Central Maine Power Co., 3.500%                                  2,230            113,730
 Connecticut Light & Power Co., $1.90                             2,925             73,034
 Entergy Louisiana, Inc., 4.160%                                  2,600            137,800
 MDU Resources Group, Inc., 5.100%                                3,330            327,172
 Niagara Mohawk Power Corp., 4.850%                               5,000            452,500
 Pacific Gas & Electric Co., Series H, 4.500%^                   45,000            607,500
 Pacific Gas & Electric Corp. Series D, 5.000%^                  75,000          1,098,000
 PECO Energy Co., $3.80                                             300             17,400
 Public Service Co., 4.000%                                         360             21,240
 Southern California Edison Co., 4.320%                          50,000            725,000
 Southern California Edison Co., 6.450%                           2,500            251,094
 Xcel Energy, Inc., $3.60                                         1,100             57,200
                                                                           ---------------
                                                                                 3,881,670
                                                                           ---------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS                                         17,563,711
                                                                           ---------------
  (Identified Cost $15,325,564)

CONVERTIBLE PREFERRED STOCKS--1.2%

BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%^                                         133,000            133,000
                                                                           ---------------

FINANCIAL SERVICES--0.2%
 Newell Financial Trust I, 5.250%                                55,000          2,275,625
                                                                           ---------------

METALS--0.0%
 Bethlehem Steel Corp., $3.50^                                  109,050            147,218
                                                                           ---------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                       Shares            Value +
---------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--continued

NATURAL GAS--0.1%
 Western Gas Resources, Inc., $2.625                                   25,000    $     1,296,250
                                                                                 ---------------

OIL & GAS DRILLING EQUIPMENT--0.2%
 EVI, Inc., 5.000%*                                                    59,500          3,027,062
                                                                                 ---------------

REAL ESTATE INVESTMENT TRUSTS--0.1%
 Equity Residential Properties Trust, 7.250%                           69,200          1,761,832
                                                                                 ---------------

TELECOMMUNICATIONS--0.6%
 Philippine Long Distance Telephone Co., $3.50 GDS**                  296,800          7,390,320
 Williams Communications Group, Inc., 6.750%^                          40,000              4,800
                                                                                 ---------------
                                                                                       7,395,120
                                                                                 ---------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $26,453,133)                                                       16,036,107
                                                                                 ---------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $41,778,697)                                                       33,599,818
                                                                                 ---------------

WARRANTS--0.0% of net assets

FOREST & PAPER PRODUCTS--0.0%
 Asia Pulp & Paper Ltd., expiring 3/15/05 144A^ *                       4,800                  0
                                                                                 ---------------

SHIPPING--0.0%
 Seabulk International, Inc., expiring 6/30/07 144A*                   30,619             61,238
 Seabulk International, Inc., expiring 12/15/03*                        4,212              1,579
                                                                                 ---------------
                                                                                          62,817
                                                                                 ---------------
 TOTAL WARRANTS
  (Identified Cost $36,294)                                                               62,817
                                                                                 ---------------

                                                                         Face
                                                                       Amount
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT- 1.0% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at 0.850% to be repurchased at $14,463,024 on 4/01/02
  collateralized by $13,445,000 U.S. Treasury Note, 7.500%
  due 2/15/05 with a value of $14,753,131                    USD   14,462,000         14,462,000
                                                                                 ---------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $14,462,000)                                                       14,462,000
                                                                                 ---------------
TOTAL INVESTMENTS--98.4%
 (IDENTIFIED COST $1,482,180,972)@                                                 1,336,209,305
 Cash and Other Assets, Less Liabilities--1.6%                                        21,403,694
                                                                                 ---------------
NET ASSETS--100%                                                                 $ 1,357,612,999
                                                                                 ===============

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^    Security in default
*    Non-income producing security
PIK  All or a portion of income may be received as additional securities.
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $1,482,180,972 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $53,547,320 and $199,518,987, respectively, resulting in net unrealized depreciation of $145,971,667.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: British Pound
GDS: Global Depositary Shares
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES GLOBAL BOND FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount          Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES - 97.4% OF NET ASSETS

NON-CONVERTIBLE BONDS--96.7%
AUSTRALIA--5.4%
 New South Wales Trust, 6.500%, 5/01/06                    AUD   1,900,000    $   1,025,338
 Queensland Treasury, 8.000%, 9/14/07                            1,600,000          920,267
 South Australia Government Finance Authority, Zero Coupon
  Bond, 12/21/15                                                 2,750,000          580,303
                                                                              -------------
                                                                                  2,525,908
                                                                              -------------

BRAZIL--1.3%
 Brazil Development Funding Corp., 9.625%, 12/12/11 144A   USD     350,000          339,937
 Republic of Brazil C Bond, 8.000%, 4/15/14                        307,853          250,900
                                                                              -------------
                                                                                    590,837
                                                                              -------------

CANADA--7.6%
 Alcan, Inc., 5.500%, 5/02/06                              EUR     900,000          783,403
 Alliance Pipeline LP, 7.877%, 12/31/25 144A               USD     150,000          144,921
 Brascan Corp., 8.125%, 12/15/08                                   240,000          235,867
 Calpine Canada Energy Finance, 8.750%, 10/15/07           CAD     125,000           60,353
 Government of Canada, 6.625%, 10/03/07                    NZD   1,200,000          515,826
 Ontario Electricity Finance Corp., 5.375%, 6/02/03        CAD     460,000          293,785
 Province of Ontario, 6.250%, 12/03/08                     NZD   1,160,000          482,215
 Province of Saskatchewan, 5.750%, 3/05/29                 CAD   1,600,000          911,151
 Rogers Cablesystems Ltd., 9.650%, 1/15/14                         150,000           96,407
                                                                              -------------
                                                                                  3,523,928
                                                                              -------------

CAYMAN ISLAND--1.1%
 Enersis SA, 7.400%, 12/01/16                              USD     400,000          348,087
 PDVSA Finance Ltd., 7.400%, 8/15/16                               230,000          174,225
                                                                              -------------
                                                                                    522,312
                                                                              -------------

CHILE--0.6%
 Empresa Nacional de Electricidad SA (Endesa), 7.875%,
  2/01/27                                                          350,000          293,640
                                                                              -------------

DENMARK--2.3%
 Kommunekredit, 5.000%, 7/06/06                            NOK   4,820,000          509,091
 Rohm & Haas Denmark A/S, 6.000%, 3/09/07                  EUR     650,000          565,893
                                                                              -------------
                                                                                  1,074,984
                                                                              -------------

FINLAND--2.3%
 Republic of Finland, 5.000%, 7/04/07                            1,240,000        1,078,236
                                                                              -------------

FRANCE--1.0%
 Dexia Municipal Agency, 5.500%, 4/25/06                           525,000          465,227
                                                                              -------------

GERMANY--9.7%
 Allgemeine HypothekenBank AG, 4.250%, 1/20/14                   2,225,000        1,728,597
 Bayerische Vereinsbank, 6.000%, 1/23/06                           800,000          722,118
 Federal Republic of Germany, 4.750%, 7/04/28                    1,075,000          831,137
 Kreditanstalt Wiederauf, 5.250%, 1/04/10                          315,000          274,022

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                   Face
                                                                 Amount          Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

GERMANY--CONTINUED
 Kreditanstalt Wierdarauf, 6.000%, 2/09/06              EUR   1,062,421    $     962,418
                                                                           -------------
                                                                               4,518,292
                                                                           -------------
IRELAND--3.2%
 Republic of Ireland, 4.600%, 4/18/16                         1,875,000        1,477,924
                                                                           -------------

ITALY--0.4%
 Republic of Italy, 4.500%, 3/01/07                             220,000          187,367
                                                                           -------------

KOREA--1.1%
 Korea Electric Power Corp., 7.750%, 4/01/13            USD     475,000          489,953
                                                                           -------------

LUXEMBOURG--0.1%
 PTC International Finance II, 11.250%, 12/01/09        EUR      75,000           68,587
                                                                           -------------

MALAYSIA--1.9%
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A          USD   1,000,000          891,388
                                                                           -------------

MEXICO--3.1%
 Petroleos Mexicanos, 8.625%, 12/01/23 144A                     900,000          909,000
 United Mexican States, 8.375%, 1/14/11                         500,000          523,750
                                                                           -------------
                                                                               1,432,750
                                                                           -------------

NETHERLANDS--3.1%
 Deutsche Telekom AG, 5.250%, 5/20/08                   EUR     200,000          164,094
 Koninklijke Philips Electric NV, 6.125%, 5/16/11               445,000          386,265
 Mannesmann Finance BV, 4.750%, 5/27/09                         855,000          699,416
 PTC International Finance BV, 0.000%, 7/01/07 (step to
  10.750% on 7/01/02)#                                  USD     190,000          181,925
                                                                           -------------
                                                                               1,431,700
                                                                           -------------

NORWAY--0.3%
 Government of Norway, 5.750%, 11/30/04                 NOK   1,400,000          154,957
                                                                           -------------

PANAMA--1.3%
 Republic of Panama, 8.875%, 9/30/27                    USD     625,000          600,000
                                                                           -------------

PHILIPPINES--3.2%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27                    1,300,000        1,066,000
 Republic of Philippines, 10.625%, 3/16/25                      400,000          419,000
                                                                           -------------
                                                                               1,485,000
                                                                           -------------

SOUTH AFRICA--2.9%
 Republic of South Africa, 8.500%, 6/23/17                    1,400,000        1,368,500
                                                                           -------------

SOUTH KOREA--1.4%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A            700,000          626,850
                                                                           -------------

SPAIN--1.5%
 Government of Spain, 5.400%, 7/30/11                   EUR     800,000          696,463
                                                                           -------------

                                      33



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount          Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SUPRANATIONAL--8.4%
 Asian Development Bank, 5.375%, 9/15/03                   AUD     500,000    $     266,222
 Corporacion Andina de Fomento, 6.875%, 3/15/12 144A       USD     175,000          175,551
 Eurofima, 6.500%, 8/22/11                                 AUD     750,000          394,996
 European Investment Bank, 5.375%, 8/28/07                 NOK   6,330,000          681,335
 European Investment Bank, 6.000%, 11/26/04                GBP     100,000          144,248
 European Investment Bank, 9.250%, 7/05/02                 HUF  66,750,000          238,888
 Inter-American Development Bank, 5.500%, 3/30/10          EUR   1,735,000        1,526,329
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                     NZD   1,500,000          452,694
                                                                              -------------
                                                                                  3,880,263
                                                                              -------------

SWEDEN--2.9%
 Government of Sweden, 5.250%, 3/15/11                     SEK  14,450,000        1,357,254
                                                                              -------------

THAILAND--1.5%
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**             USD     750,000          705,000
                                                                              -------------

TRINIDAD AND TOBAGO--1.2%
 Republic of Trinidad & Tobago, 9.750%, 7/01/20                    500,000          556,250
                                                                              -------------

UNITED STATES--27.7%
 AES Corp., 9.375%, 9/15/10                                        250,000          195,000
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A                345,000          319,125
 Citi Credit Card Issuance Trust, 5.375%, 4/11/11          EUR     375,000          321,549
 Columbia/HCA Healthcare Corp., 7.500%, 12/15/23           USD     250,000          227,500
 Dana Corp., 9.000%, 8/15/11                               EUR     285,000          245,259
 Delta Air Lines, Inc., 10.125%, 5/15/10                   USD     240,000          228,000
 El Paso Corp., 5.750%, 3/14/06                                    300,000          249,008
 El Paso Corp., 7.750%, 1/15/32                                    100,000           96,955
 ERAC USA Finance Co., 7.350%, 6/15/08 144A                        450,000          458,567
 Federal Home Loan Mortgage Corp., 5.000%, 1/15/12         EUR   1,770,000        1,490,794
 Federal National Mortgage Association, 6.022%, 11/25/10   USD     600,000          596,880
 Federal National Mortgage Association, 6.375%, 8/15/07    AUD   2,475,000        1,323,178
 First Industrial, 7.600%, 7/15/28                         USD     550,000          505,378
 Ford Motor Co., 6.375%, 2/01/29                                   605,000          479,662
 Ford Motor Co., 6.625%, 10/01/28                                  225,000          184,604
 Fort James Corp., 4.750%, 6/29/04                         EUR   1,150,000          898,443
 Household Finance Corp., 5.125%, 6/24/09                          500,000          400,823
 John Deere Capital Corp., 7.000%, 3/15/12                 USD     200,000          198,860
 Lear Corp., 8.125%, 4/01/08 144A                          EUR     200,000          179,301
 National Rural Utilities Cooperative Finance Corp.,
  4.125%, 2/24/06                                                  800,000          671,520
 News America Holdings, Inc., 6.750%, 2/07/14              AUD   1,240,000          641,423
 Pennzoil-Quaker State Co., 7.375%, 4/01/09                USD     305,000          299,918
 Pioneer Natural Resources Co., 7.200%, 1/15/28                    125,000          112,500
 Popular North America, Inc., Series E, 6.125%, 10/15/06           200,000          193,116
 Qwest Capital Funding, Inc., 7.250%, 2/15/11                      130,000          105,262
 Temple-Inland, Inc., 6.750%, 3/01/09                              300,000          275,721
 Tiverton Power Associates Ltd., 9.000%, 7/15/18 144A              500,000          420,000

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                           Face
                                                         Amount          Value +
-----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

UNITED STATES--CONTINUED
 Transocean Sedco Forex, Inc., 7.500%, 4/15/31  USD     300,000    $     292,521
 UnumProvident Corp., 6.750%, 12/15/28                  450,000          389,772
 US West Capital Funding, Inc., 6.875%, 7/15/28         500,000          353,390
 Weyerhaeuser Co., 6.750%, 3/15/12 144A                 250,000          245,545
 WorldCom, Inc., 6.400%, 8/15/05                        100,000           87,397
 WorldCom, Inc., 6.950%, 8/15/28                        250,000          173,307
                                                                   -------------
                                                                      12,860,278
                                                                   -------------

URUGUAY--0.2%
 Republic of Uruguay, 7.625%, 1/20/12                   100,000           80,500
                                                                   -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $46,890,109)                                       44,944,348
                                                                   -------------

CONVERTIBLE BONDS--0.7%

UNITED KINGDOM--0.1%
 Colt Telecom Group Plc, 2.000%, 3/29/06        EUR     100,000           41,219
                                                                   -------------

UNITED STATES--0.6%
 Analog Devices, Inc., 4.750%, 10/01/05         USD     300,000          284,625
                                                                   -------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $328,483)                                             325,844
                                                                   -------------
 TOTAL BONDS AND NOTES
  (Identified Cost $47,218,592)                                       45,270,192
                                                                   -------------
TOTAL INVESTMENTS--97.4%
 (IDENTIFIED COST $47,218,592)@                                       45,270,192
 Cash and Other Assets, Less Liabilities--2.6%                         1,194,554
                                                                   -------------
NET ASSETS--100%                                                   $  46,464,746
                                                                   =============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $47,270,724 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,558,834 and $3,559,366, respectively, resulting in net unrealized depreciation of $2,000,532.

                                      35



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
HUF: Hungarian Forint
NOK: Norwegian Krone
NZD: New Zealand Dollar
SEK: Swedish Krona
USD: United States Dollar

                 TEN LARGEST SECTOR HOLDINGS AT MARCH 31, 2002
                         AS A PERCENTAGE OF NET ASSETS

                 Foreign Government/Agency               33.4%
                 Banking & Finance                        9.1%
                 Supranational                            7.8%
                 Government Agencies                      7.3%
                 Utilities - Electric                     6.8%
                 Telecommunications                       6.0%
                 Banks/Savings & Loans                    4.2%
                 Financial Services                       4.1%
                 Forest & Paper Products                  3.1%
                 Auto & Related                           2.3%

                See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                              Face
                                                                            Amount         Value +
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES - 85.1% OF NET ASSETS

NON-CONVERTIBLE BONDS--66.3%

AIRLINES--3.2%
 AMR Corp., 9.800%, 10/01/21                                        USD    125,000    $    118,586
 Delta Air Lines, Inc., 8.300%, 12/15/29                                   500,000         435,000
 United Air Lines, Inc., 9.125%, 1/15/12                                   200,000         140,000
 United Air Lines, Inc., 9.750%, 8/15/21                                   440,000         286,000
 United Air Lines, Inc., Series A, 10.670%, 5/01/04                        425,000         344,250
                                                                                      ------------
                                                                                         1,323,836
                                                                                      ------------

AIR TRANSPORT--0.2%
 Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                        92,332          85,597
                                                                                      ------------

AUTO & RELATED--2.3%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                                 250,000         184,258
 Dana Corp., 7.000%, 3/15/28                                               100,000          77,000
 Dana Corp., 7.000%, 3/01/29                                               600,000         462,000
 Dana Corp., 9.000%, 8/15/11                                        EUR    250,000         215,139
                                                                                      ------------
                                                                                           938,397
                                                                                      ------------

BANKING & FINANCE--2.0%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**                        USD  1,000,000         820,000
                                                                                      ------------

BANKS/SAVINGS & LOANS--1.6%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**                      600,000         549,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                             125,000         117,500
                                                                                      ------------
                                                                                           666,500
                                                                                      ------------

CABLE--2.5%
 Century Communications Corp., Zero Coupon Bond, 1/15/08                   250,000         122,500
 Charter Communications Holdings, 0.000%, 4/01/11 (step to
  9.920% on 4/04/04)#                                                      550,000         379,500
 Multicanal SA, 10.500%, 2/01/07^ **                                       125,000          20,000
 NTL Communications Corp., Series B, 0.000%, 4/15/09
  (step to 9.750% on 4/15/04)#                                      GBP    300,000         115,490
 NTL Communications Corp., Series B, 0.000%, 11/15/09
  (step to 11.500% on 11/15/04)#                                    USD    600,000         125,489
 NTL, Inc., Series B, 0.000%, 4/01/08 (step to 10.750% on 4/01/03)#        465,000         148,800
 Telewest Communications Plc, 0.000%, 4/15/09 (step to 9.250%
  on 4/15/04)#                                                             350,000         126,000
                                                                                      ------------
                                                                                         1,037,779
                                                                                      ------------

CHEMICALS--2.4%
 Arco Chemical Co., 9.800%, 2/01/20                                        100,000          97,500
 Huntsman ICI Chemicals LLC, 10.125%, 7/01/09                              125,000         116,875
 IMC Global, Inc., 6.550%, 1/15/05                                         300,000         284,178
 IMC Global, Inc., 7.300%, 1/15/28                                         300,000         232,917
 IMC Global, Inc., 7.625%, 11/01/05                                        100,000          96,102
 Lyondell Chemical Co., 10.875%, 5/01/09                                   100,000          98,750
 Solutia, Inc., 7.375%, 10/15/27                                           100,000          69,383
                                                                                      ------------
                                                                                           995,705
                                                                                      ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                    Face
                                                                  Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS--2.5%
 Pennzoil-Quaker State Co., 6.750%, 4/01/09               USD    250,000 $    247,093
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                      800,000      786,671
                                                                         ------------
                                                                            1,033,764
                                                                         ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.9%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A             400,000      358,200
                                                                         ------------

ELECTRONICS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                      169,000       16,477
                                                                         ------------

ENTERTAINMENT--0.4%
 Boston Celtics Ltd., 6.000%, 6/30/38                            263,000      177,525
                                                                         ------------

FINANCIAL SERVICES--0.2%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                 100,000       65,657
                                                                         ------------

FOOD--1.3%
 Borden, Inc., 7.875%, 2/15/23                                   350,000      192,500
 Borden, Inc., 9.200%, 3/15/21                                   100,000       60,000
 Borden, Inc., 9.250%, 6/15/19                                   500,000      300,000
                                                                         ------------
                                                                              552,500
                                                                         ------------

FOREIGN GOVERNMENT/AGENCY--4.6%
 Escom, 11.000%, 6/01/08                                  ZAR    400,000       31,645
 Ivory Coast, Inc., 2.000%, 3/29/18 (step to 3.000% on
  3/31/08)# ^                                             USD    427,500       96,188
 Republic of Argentina, 8.875%, 3/01/29^                         375,000       60,638
 Republic of Brazil, 11.000%, 8/17/40                            250,000      205,000
 Republic of Brazil C Bond, 8.000%, 4/15/14                    1,139,052      928,327
 Republic of Panama, 8.875%, 9/30/27                             125,000      120,000
 Republic of South Africa, 12.500%, 12/21/06              ZAR    600,000       52,517
 Republic of South Africa, 13.000%, 8/31/10                    1,250,000      109,035
 Republic of Venezuela, 9.250%, 9/15/27                   USD    425,000      291,762
                                                                         ------------
                                                                            1,895,112
                                                                         ------------

FOREST & PAPER PRODUCTS--1.2%
 Fort James Corp., 4.750%, 6/29/04                        EUR    125,000       97,657
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07^ **  USD    500,000      107,500
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^ **        450,000       82,125
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **        660,000      113,850
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^ **                400,000       79,000
                                                                         ------------
                                                                              480,132
                                                                         ------------

GOVERNMENT AGENCIES--5.1%
 Federal National Mortgage Association, 5.375%, 11/15/11       2,250,000    2,134,044
                                                                         ------------

LODGING & HOTEL--0.7%
 Host Marriott LP, Series E, 8.375%, 2/15/06                     100,000      100,500
 Host Marriott Corp., Series B, 7.875%, 8/01/08                  100,000       98,000
 Meditrust Corp., 7.000%, 8/15/07                                100,000       94,500
                                                                         ------------
                                                                              293,000
                                                                         ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                     Face
                                                                   Amount         Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

METALS--0.2%
 Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07^ ** USD    400,000    $     72,000
                                                                             ------------

OFFICE EQUIPMENT--1.9%
 Xerox Capital Trust I, 8.000%, 2/01/27                           400,000         228,000
 Xerox Corp., 7.150%, 8/01/04                                     350,000         327,250
 Xerox Corp., 7.200%, 4/01/16                                     300,000         229,500
                                                                             ------------
                                                                                  784,750
                                                                             ------------

OIL--DRILLING EQUIPMENT--0.2%
 Parker Drilling Co., Series D, 9.750%, 11/15/06                  100,000         103,000
                                                                             ------------

OIL & GAS EXPLORATION--2.0%
 Chesapeake Energy Corp., 8.500%, 3/15/12                         125,000         125,937
 Nuevo Energy Co., Series B, 9.500%, 6/01/08                      125,000         120,000
 Pioneer Natural Resources Co., 7.200%, 1/15/28                   525,000         472,500
 Seagull Energy Corp., 7.500%, 9/15/27                            125,000         115,254
                                                                             ------------
                                                                                  833,691
                                                                             ------------

OIL & GAS REFINING--0.3%
 Clark Oil & Refining Corp., 9.500%, 9/15/04                       66,000          66,000
 Port Arthur Finance Corp., 12.500%, 1/15/09                       45,000          49,050
                                                                             ------------
                                                                                  115,050
                                                                             ------------

RAIL--TRANSPORT--1.4%
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                    30,000          20,550
 TFM SA de CV, 0.000%, 6/15/09
  (step to 11.750% on 6/15/02)# **                                600,000         558,000
                                                                             ------------
                                                                                  578,550
                                                                             ------------

REAL ESTATE INVESTMENT TRUSTS--0.7%
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17             375,000         288,442
                                                                             ------------

RETAIL--GENERAL--6.3%
 Dillard's, Inc., 6.625%, 1/15/18                                 250,000         210,238
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18^           350,000         185,500
 Dillon Read Structured Finance Corp., 7.600%, 8/15/07^            53,878          34,751
 Dillon Read Structured Finance Corp., 8.375%, 8/15/15^           150,000          81,000
 Dillon Read Structured Finance Corp., Series A, 6.660%,
  8/15/10 ^                                                        64,626          41,684
 J.C. Penney Co., Inc., 6.500%, 12/15/07                          250,000         225,000
 J.C. Penney Co., Inc., 6.875%, 10/15/15                          300,000         240,000
 J.C. Penney Co., Inc., 7.050%, 5/23/05                           125,000         119,375
 J.C. Penney Co., Inc., 7.125%, 11/15/23                          250,000         197,500
 J.C. Penney Co., Inc., 7.375%, 8/15/08                           200,000         188,000
 J.C. Penney Co., Inc., 7.600%, 4/01/07                           150,000         146,250
 J.C. Penney Co., Inc., 9.750%, 6/15/21                           250,000         237,500
 Kmart Funding Corp., Series G, 9.440%, 7/01/18^                  183,000          93,330
 Woolworth Corp., 8.500%, 1/15/22                                 750,000         603,713
                                                                             ------------
                                                                                2,603,841
                                                                             ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                           Face
                                                                         Amount         Value +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SHIPPING--2.0%
 American President Cos. Ltd., 7.125%, 11/15/03                  USD    125,000    $     97,500
 American President Cos. Ltd., 8.000%, 1/15/24                          385,000         223,300
 Seabulk International, Inc., 12.500%, 6/30/07                          127,573         104,610
 Transportacion Maritima Mexicana SA de CV, 10.250%,
  11/15/06**                                                            500,000         417,500
                                                                                   ------------
                                                                                        842,910
                                                                                   ------------

TELECOMMUNICATIONS--3.4%
 Call-Net Enterprises, Inc., 0.000%, 8/15/07 (step to 9.270% on
  8/15/02)# ^ **                                                        200,000          54,000
 Call-Net Enterprises, Inc., 0.000%, 5/15/09 (step to 10.800% on
  5/15/04)# ^ **                                                        250,000          55,625
 Call-Net Enterprises, Inc., 8.000%, 8/15/08^ **                        500,000         122,500
 Colt Telecom Group Plc, 12.000%, 12/15/06**                            200,000         136,000
 KPNQwest BV, 7.125%, 6/01/09**                                  EUR    125,000          25,054
 KPNQwest BV, 8.875%, 2/01/08**                                         200,000          43,573
 KPNQwest NV, 8.125%, 6/01/09**                                  USD    850,000         195,500
 Loxley Public Co. Ltd., 7.500%, 4/30/08**                               57,872          34,723
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**              300,000         226,230
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#             230,000          47,150
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#              1,125,000         168,750
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on 7/01/03)#                31,000           4,650
 Williams Communications Group, Inc., 10.700%, 10/01/07^                200,000          31,000
 Williams Communications Group, Inc., 10.875%, 10/01/09^                200,000          31,000
 Williams Communications Group, Inc., 11.700%, 8/01/08^                 500,000          75,000
 Williams Communications Group, Inc., 11.875%, 8/01/10^                 125,000          18,750
 WorldCom, Inc., 6.400%, 8/15/05                                        150,000         131,095
                                                                                   ------------
                                                                                      1,400,600
                                                                                   ------------

TELECOMMUNICATIONS EQUIPMENT--3.7%
 Broadband Technologies, Inc., 5.000%, 5/15/01^                         100,000              31
 Lucent Technologies, Inc., 6.450%, 3/15/29                           1,050,000         682,500
 Lucent Technologies, Inc., 7.250%, 7/15/06                             425,000         352,750
 Nortel Networks Ltd., 6.125%, 2/15/06**                                275,000         202,125
 Northern Telecom Capital Corp., 7.875%, 6/15/26                        500,000         316,625
                                                                                   ------------
                                                                                      1,554,031
                                                                                   ------------

TELECOMMUNICATIONS--WIRELESS--6.1%
 Alamosa PCS Holdings, Inc., 0.000%, 2/15/10 (step to 12.875%
  on 02/15/05)#                                                         250,000         122,500
 Microcell Telecommunications, Inc., 0.000%, 10/15/07 (step to
  11.125% on 10/15/02)# **                                       CAD    985,000         308,816
 Microcell Telecommunications, Inc., 0.000%, 6/01/09 (step to
  12.000% on 06/1/04)# **                                        USD    200,000          72,000
 Nextel Communications, Inc., 0.000%, 10/31/07 (step to 9.750%
  on 10/31/02)#                                                         100,000          64,500
 Nextel Communications, Inc., 0.000%, 2/15/08 (step to 9.950%
  on 2/15/03)#                                                          350,000         208,250
 Nextel Communications, Inc., 9.375%, 11/15/09                          425,000         279,438

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                           Face
                                                                         Amount         Value +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--WIRELESS--CONTINUED
 Nextel Communications, Inc., 9.500%, 2/01/11                    USD    550,000    $    352,000
 PTC International Finance BV, 0.000%, 7/01/07 (step to
  10.750% on 7/01/02)#                                                  200,000         191,500
 PTC International Finance II, 11.250%, 12/01/09                 EUR    100,000          91,450
 Rogers Wireless Communications, Inc., 8.800%, 10/01/07          USD    400,000         346,000
 TeleCorp PCS, Inc., 0.000%, 4/15/09 (step to 11.625% on
  4/15/04)#                                                             250,000         217,500
 Triton PCS, Inc., 0.000%, 5/01/08 (step to 11.000% on 5/01/03)#        100,000          88,000
 US Unwired, Inc., Series B, 0.000%, 11/01/09 (step to 13.375%
  on 11/01/04)#                                                         300,000         195,000
                                                                                   ------------
                                                                                      2,536,954
                                                                                   ------------

TEXTILE & APPAREL--0.9%
 Phillips Van Heusen Corp., 7.750%, 11/15/23                            430,000         356,900
                                                                                   ------------

UTILITIES--ELECTRIC--6.1%
 AES Corp., 8.875%, 11/01/27                                            350,000         192,500
 Calpine Canada Energy Finance, 8.750%, 10/15/07                 CAD    250,000         120,705
 Calpine Corp., 7.625%, 4/15/06                                  USD    150,000         118,500
 Calpine Corp., 8.500%, 2/15/11                                         300,000         234,750
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**               350,000         318,500
 Panda Funding Corp., 11.625%, 8/20/12                                  718,084         718,084
 Quezon Power Philippines Co., 8.860%, 6/15/17**                        541,750         406,312
 Tata Electric Co., 8.500%, 8/19/17 144A**                              475,000         438,943
                                                                                   ------------
                                                                                      2,548,294
                                                                                   ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $30,712,462)                                                      27,493,238
                                                                                   ------------

CONVERTIBLE BONDS--18.8%

AEROSPACE/DEFENSE--0.6%
 Hexcel Corp., 7.000%, 8/01/03                                          143,000         103,675
 Hexcel Corp., 7.000%, 8/01/11                                          235,000         134,537
                                                                                   ------------
                                                                                        238,212
                                                                                   ------------

AUTO & RELATED--0.6%
 MascoTech, Inc., 4.500%, 12/15/03                                      300,000         268,500
                                                                                   ------------

CABLE--1.1%
 Telewest Communications Plc, 5.250%, 2/19/07**                  GBP    375,000         211,995
 Telewest Finance, 6.000%, 7/07/05                               USD    500,000         231,250
                                                                                   ------------
                                                                                        443,245
                                                                                   ------------

COMPUTER HARDWARE--3.1%
 Maxtor Corp., 5.750%, 3/01/12                                          930,000         688,200
 Quantum Corp., 7.000%, 8/01/04                                         325,000         300,917
 S3, Inc., 5.750%, 10/01/03                                             200,000         168,500
 Western Digital, Zero Coupon Bond, 2/18/18                             305,000         128,100
                                                                                   ------------
                                                                                      1,285,717
                                                                                   ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                             Face
                                                           Amount         Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.5%
 Amkor Technology, Inc., 5.000%, 3/15/07           USD    300,000    $    232,500
 Analog Devices, Inc., 4.750%, 10/01/05                   650,000         616,687
 Cypress Semiconductor Corp., 3.750%, 7/01/05             250,000         215,775
 Cypress Semiconductor Corp., 4.000%, 2/01/05             100,000          89,980
 Richardson Electronics Ltd., 7.250%, 12/15/06             50,000          40,875
 TriQuint Semiconductor, Inc., 4.000%, 3/01/07            125,000          95,788
 Vitesse Semiconductor Corp., 4.000%, 3/15/05             200,000         156,250
                                                                     ------------
                                                                        1,447,855
                                                                     ------------

FOOD--0.1%
 Burns, Philp, 5.500%, 4/30/04**                           50,000          41,000
                                                                     ------------

LODGING & HOTEL--0.7%
 Hilton Hotels Corp., 5.000%, 5/15/06                     300,000         283,530
                                                                     ------------

OFFICE EQUIPMENT--0.8%
 Xerox Corp., 0.570%, 4/21/18                             600,000         336,000
                                                                     ------------

OIL--DRILLING EQUIPMENT--0.2%
 Parker Drilling Co., 5.500%, 8/01/04                     100,000          89,650
                                                                     ------------

OIL & GAS EXPLORATION--0.2%
 Pogo Producing Co., 5.500%, 6/15/06                      100,000         102,160
                                                                     ------------

PHARMACEUTICAL--2.3%
 Affymetrix, Inc., 4.750%, 2/15/07                        300,000         240,375
 Affymetrix, Inc., 4.750%, 2/15/07 144A                   100,000          80,125
 Glycomed, Inc., 7.500%, 1/01/03                          200,000         195,500
 Human Genome Sciences, Inc., 3.750%, 3/15/07             250,000         179,975
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A        200,000         143,250
 NABI, Inc., 6.500%, 2/01/03                              125,000         121,094
                                                                     ------------
                                                                          960,319
                                                                     ------------

RETAIL--GENERAL--0.0%
 CML Group, Inc., 5.500%, 1/15/03^                        100,000              63
 Jacobson Stores, Inc., 6.750%, 12/15/11^                  70,000           3,500
                                                                     ------------
                                                                            3,563
                                                                     ------------

TELECOMMUNICATIONS--1.7%
 Colt Telecom Group Plc, 2.000%, 8/06/05**         DEM    250,000          59,060
 Colt Telecom Group Plc, 2.000%, 3/29/06           EUR    305,000         125,720
 Colt Telecom Group Plc, 2.000%, 12/16/06                 500,000         200,433
 Colt Telecom Group Plc, 2.000%, 4/03/07**                800,000         324,179
                                                                     ------------
                                                                          709,392
                                                                     ------------

TELECOMMUNICATIONS EQUIPMENT--1.5%
 CIENA Corp., 3.750%, 2/01/08                      USD    100,000          64,010
 CommScope, Inc., 4.000%, 12/15/06 144A                   100,000          80,000
 Juniper Networks, Inc., 4.750%, 3/15/07                  600,000         425,280
 ONI Systems Corp., 5.000%, 10/15/05                       65,000          49,972
                                                                     ------------
                                                                          619,262
                                                                     ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                  Face
                                                                Amount      Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--WIRELESS--0.1%
 Nextel Communications, Inc., 6.000%, 6/01/11            USD   100,000 $     55,250
                                                                       ------------

TOBACCO--2.3%
 Loews Corp., 3.125%, 9/15/07                                1,100,000      935,660
                                                                       ------------

TRUCKING & FREIGHT--0.0%
 Builders Transportation, Inc., 8.000%, 8/15/05 ^               75,000           94
                                                                       ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $8,645,005)                                            7,819,409
                                                                       ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $39,357,467)                                          35,312,647
                                                                       ------------

                                                                Shares
--------------------------------------------------------------------------------------
COMMON STOCKS - 1.8% OF NET ASSETS

FOREST & PAPER PRODUCTS--1.0%
 Sappi Ltd. ADR **                                              29,500      395,005
                                                                       ------------

REAL ESTATE INVESTMENT TRUSTS--0.6%
 Associated Estates Realty Corp.                                15,500      158,565
 Developers Diversified Realty Corp.                             4,825      101,325
                                                                       ------------
                                                                            259,890
                                                                       ------------

SHIPPING--0.2%
 Seabulk International, Inc.*                                   12,566       69,113
                                                                       ------------

TELECOMMUNICATIONS--0.0%
 Loxley Public Co. Ltd.                                         39,776       10,157
                                                                       ------------

UTILITIES--ELECTRIC--0.0%
 Ohio Edison Co.                                                   200       13,300
                                                                       ------------
 TOTAL COMMON STOCKS
  (Identified Cost $813,823)                                                747,465
                                                                       ------------

PREFERRED STOCKS - 2.8% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--1.3%

FINANCIAL SERVICES--0.0%
 Siam Commercial Bank Public Co. Ltd., 5.250% 144A* **          20,000       10,628
                                                                       ------------

REAL ESTATE INVESTMENT TRUSTS--0.9%
 La Quinta Properties, Inc., Series A, 9.000%                   15,800      363,400
                                                                       ------------

TELECOMMUNICATIONS--WIRELESS--0.1%
 Nextel Communications, Inc., 11.125% PIK                          137       47,265
                                                                       ------------

UTILITIES--ELECTRIC--0.3%
 Central Maine Power Co., 3.500%                                 1,460       74,460
 Duquesne Light Co. 4.15%                                          200        5,500
 Entergy Gulf States, Inc., 4.400%                                 270       16,537
                                                                       ------------
                                                                             96,497
                                                                       ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                       Shares      Value +
---------------------------------------------------------------------------------------------
PREFERRED STOCKS - CONTINUED
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $472,391)                                                  $    517,790
                                                                              ------------
CONVERTIBLE PREFERRED STOCKS--1.5%

BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%^                                                 6,000        6,000
                                                                              ------------

METALS--0.0%
 Bethlehem Steel Corp., $3.50^                                         11,000       14,850
                                                                              ------------

NATURAL GAS--0.2%
 Western Gas Resources, Inc., $2.625                                    1,500       77,775
                                                                              ------------

TELECOMMUNICATIONS--1.3%
 Philippine Long Distance Telephone Co., $3.50 GDS**                   21,000      522,900
 Williams Communications Group, Inc., 6.750%^                           5,000          600
                                                                              ------------
                                                                                   523,500
                                                                              ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,206,266)                                                     622,125
                                                                              ------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $1,678,657)                                                   1,139,915
                                                                              ------------
WARRANTS - 0.0% OF NET ASSETS

FINANCIAL SERVICES--0.0%
 Siam Commercial Bank Public Co. Ltd., expiring 5/10/02*               20,000           97
                                                                              ------------

SHIPPING--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*                     706        1,412
                                                                              ------------
 TOTAL WARRANTS
  (Identified Cost $0)                                                               1,509
                                                                              ------------

                                                                         Face
                                                                       Amount
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.3% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at
  0.850% to be repurchased at $1,771,125 on 4/01/02
  collateralized by $1,505,000 U.S. Treasury Bond, 7.625% due
  2/15/25 with a value of $1,810,378                            USD 1,771,000    1,771,000
                                                                              ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,771,000)                                                   1,771,000
                                                                              ------------
TOTAL INVESTMENTS--94.0%
 (IDENTIFIED COST $43,620,947)@                                                 38,972,536
 Cash and Other Assets, Less Liabilities 6.0%                                    2,505,020
                                                                              ------------
NET ASSETS--100%                                                              $ 41,477,556
                                                                              ============

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^    Security in default
*    Non-income producing security
PIK  All or a portion of income may be received as additional securities.
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $43,620,947 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,940,626 and $7,589,037 respectively, resulting in net unrealized depreciation of $4,648,411.

Key to Abbreviations:
ADR: American Depositary Receipt
CAD: Canadian Dollar
DEM: Deutsche Marks
EUR: Euro
GDS: Global Depositary Shares
GBP: Great British Pound
USD: United States Dollar
ZAR: South African Rand
                See accompanying notes to financial statements.




                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                   Face
                                                                 Amount      Value +
---------------------------------------------------------------------------------------
BONDS AND NOTES - 98.1% OF NET ASSETS

AEROSPACE/DEFENSE--0.9%
 Raytheon Co., 6.150%, 11/01/08                              $  150,000 $    145,571
                                                                        ------------

ASSET-BACKED SECURITIES--1.6%
 Community Program Loan Trust, 4.500%, 10/01/18                 267,321      250,157
                                                                        ------------

AUTO & RELATED--6.2%
 Cummins Engine Co., Inc., 6.250%, 3/01/03                      250,000      248,410
 Delphi Automotive Systems Corp., 6.125%, 5/01/04               100,000      101,557
 Delphi Automotive Systems Corp., 6.500%, 5/01/09               200,000      194,686
 TRW, Inc., 6.500%, 6/01/02                                     100,000      100,402
 TRW, Inc., 6.625%, 6/01/04                                     250,000      250,936
 TRW, Inc., 7.125%, 6/01/09                                     100,000       97,073
                                                                        ------------
                                                                             993,064
                                                                        ------------

BANKING & FINANCE--1.6%
 Associates Corporation of North America, 6.250%, 11/01/08      250,000      250,865
                                                                        ------------

BEVERAGES--1.3%
 Whitman Corp., 6.000%, 5/01/04                                 200,000      203,370
                                                                        ------------

CABLE--1.8%
 Comcast Cable Communications, 6.200%, 11/15/08                 300,000      289,068
                                                                        ------------

COMMUNICATIONS EQUIPMENT--2.4%
 Motorola, Inc., 5.800%, 10/15/08                               200,000      181,326
 Motorola, Inc., 6.750%, 2/01/06                                100,000       98,637
 Motorola, Inc., 8.000%, 11/01/11                               100,000       98,875
                                                                        ------------
                                                                             378,838
                                                                        ------------

COMPUTERS--3.7%
 Compaq Computer Corp., 6.200%, 5/15/03                         250,000      251,807
 Dell Computer Corp., 6.550%, 4/15/08                           250,000      246,203
 Sun Microsystems, Inc., 7.350%, 8/15/04                         90,000       91,501
                                                                        ------------
                                                                             589,511
                                                                        ------------

CONSUMER PRODUCTS--1.5%
 Bausch & Lomb, Inc., 6.500%, 8/01/05                           250,000      237,817
                                                                        ------------

ENTERTAINMENT--0.9%
 AOL Time Warner, Inc., 6.125%, 4/15/06                         150,000      149,821
                                                                        ------------

FINANCIAL SERVICES--12.7%
 Capital One Bank, 6.375%, 2/15/03                              100,000       99,826
 Capital One Bank, 6.875%, 2/01/06                              100,000       96,585
 CIT Group, Inc., 7.375%, 4/02/07                               300,000      301,794
 ERAC USA Finance Co., 6.800%, 2/15/08                          100,000       99,339
 ERAC USA Finance Co., 7.350%, 6/15/08                          100,000      101,904
 Ford Motor Credit Co., 5.800%, 1/12/09                         450,000      405,432
 Ford Motor Credit Co., Class B, 7.370%, 7/15/04                300,000      312,612
 General Motors Acceptance Corp., 6.150%, 4/05/07               250,000      245,292

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                               Face
                                                             Amount       Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED
FINANCIAL SERVICES--CONTINUED
 Green Tree Financial Corp., 6.950%, 3/15/27             $  152,931 $     108,581
 Household Finance Corp., 5.875%, 9/25/04                   250,000       251,590
                                                                    -------------
                                                                        2,022,955
                                                                    -------------
FOOD--0.5%
 Gruma SA de CV, 7.625%, 10/15/07**                          85,000        80,538
                                                                    -------------
FOREIGN GOVERNMENT/AGENCY--3.3%
 Korea Electric Power Corp., 7.750%, 4/01/13                150,000       154,722
 Pemex Finance Ltd., 9.140%, 8/15/04**                      100,000       104,488
 Republic of South Africa, 8.375%, 10/17/06                 250,000       263,750
                                                                    -------------
                                                                          522,960
                                                                    -------------
FOREST & PAPER PRODUCTS--2.8%
 International Paper Co., 6.750%, 9/01/11                   100,000        99,356
 MacMillan Bloedel Ltd., 6.750%, 2/15/06**                  150,000       153,702
 Temple-Inland, Inc., 6.750%, 3/01/09                       100,000        91,907
 Weyerhaeuser Co., 6.000%, 8/01/06                          100,000        98,601
                                                                    -------------
                                                                          443,566
                                                                    -------------
GOVERNMENT AGENCIES--13.0%
 Federal Home Loan Mortgage Corp., 5.125%, 10/15/08         300,000       291,141
 Federal Home Loan Mortgage Corp., 6.000%, 2/01/17          249,080       248,534
 Federal Home Loan Mortgage Corp., 6.500%, 1/15/22          280,000       285,950
 Federal National Mortgage Association, 4.375%, 10/15/06  1,000,000       967,190
 Federal National Mortgage Association, 5.250%, 6/15/06     100,000       100,562
 Federal National Mortgage Association, 5.500%, 2/01/17     148,729       144,825
 Federal National Mortgage Association, 6.000%, 5/25/08      37,432        37,747
                                                                    -------------
                                                                        2,075,949
                                                                    -------------
HEALTHCARE--SERVICES--1.0%
 Healthsouth Corp., 7.375%, 10/01/06                        150,000       150,375
                                                                    -------------
INVESTMENT BANKING--2.2%
 Lehman Brothers Holdings, Inc., 6.625%, 2/15/08            100,000       101,361
 Morgan Stanley Dean Witter & Co., 6.750%, 4/15/11          250,000       251,117
                                                                    -------------
                                                                          352,478
                                                                    -------------
MORTGAGE SECURITIES--0.9%
 Washington Mutual, Class A6, 5.598%, 4/25/32               150,000       148,219
                                                                    -------------
NATURAL GAS--3.7%
 El Paso Corp., 7.000%, 5/15/11                             300,000       291,513
 Kinder Morgan Energy Partners LP, 6.750%, 3/15/11          100,000        98,216
 Kinder Morgan, Inc., 6.650%, 3/01/05                       200,000       203,460
                                                                    -------------
                                                                          593,189
                                                                    -------------
OFFICE EQUIPMENT--0.9%
 Xerox Corp., 5.500%, 11/15/03                              150,000       140,250
                                                                    -------------
OIL & GAS DRILLING EQUIPMENT--3.4%
 Halliburton Co., 6.000%, 8/01/06                           200,000       179,694



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                            Face
                                                          Amount      Value +
--------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

OIL & GAS DRILLING EQUIPMENT--CONTINUED
 Transocean Sedco Forex, Inc., 6.750%, 4/15/05          $350,000 $    356,727
                                                                 ------------
                                                                      536,421
                                                                 ------------

OIL & GAS EXPLORATION--0.6%
 Pioneer Natural Resources Co., 6.500%, 1/15/08          100,000       95,000
                                                                 ------------

OIL & GAS--MAJOR INTEGRATED--3.1%
 Conoco Funding Co., 5.450%, 10/15/06                    250,000      248,100
 PDVSDA Finance Ltd., 6.450%, 2/15/04 **                 250,000      241,250
                                                                 ------------
                                                                      489,350
                                                                 ------------

RAIL--TRANSPORT--1.2%
 Burlington Northern Santa Fe Corp., 6.125%, 3/15/09     200,000      194,644
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS--10.6%
 American Health Properties, Inc., 7.500%, 1/15/07       275,000      273,963
 EOP Operating LP, 7.000%, 7/15/11                       300,000      298,731
 Excel Realty Trust, Inc., 6.875%, 10/15/04              165,000      168,547
 First Industrial, 7.000%, 12/01/06                      250,000      253,705
 Highwoods Realty LP, 6.750%, 12/01/03                   350,000      354,799
 Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/13    335,000      333,322
                                                                 ------------
                                                                    1,683,067
                                                                 ------------

RETAIL--GENERAL--3.1%
 J.C. Penney Co., Inc., 7.600%, 4/01/07                  200,000      195,000
 Sears Roebuck Acceptance Corp., 6.560%, 11/20/03        100,000      103,136
 Sears Roebuck Acceptance Corp., 6.750%, 8/15/11         100,000      100,257
 Sears Roebuck Acceptance Corp., 7.000%, 2/01/11         100,000      102,202
                                                                 ------------
                                                                      500,595
                                                                 ------------

TELECOMMUNICATIONS--8.9%
 AT&T Corp., 6.500%, 11/15/06 144A                       300,000      294,510
 MCI Communications Corp., 6.500%, 4/15/10               150,000      117,546
 Qwest Capital Funding, Inc., 5.875%, 8/03/04            200,000      171,781
 Qwest Capital Funding, Inc., 6.375%, 7/15/08            200,000      167,028
 Qwest Capital Funding, Inc., 7.750%, 8/15/06            100,000       85,035
 Sprint Capital Corp., 5.875%, 5/01/04                   100,000       95,685
 Sprint Capital Corp., 6.125%, 11/15/08                  200,000      178,504
 Sprint Capital Corp., 6.375%, 5/01/09                   100,000       89,541
 WorldCom, Inc., 6.400%, 8/15/05                         250,000      218,492
                                                                 ------------
                                                                    1,418,122
                                                                 ------------

TELECOMMUNICATIONS EQUIPMENT--1.5%
 Lucent Technologies, Inc., 5.500%, 11/15/08             325,000      237,250
                                                                 ------------

UTILITIES--ELECTRIC--2.8%
 American Electric Power Co., Inc., 6.125%, 5/15/06      175,000      173,752
 Calpine Canada Energy Finance, 8.500%, 5/01/08**        150,000      118,500
 Constellation Energy Group, Inc., 6.350%, 4/01/07       150,000      149,162
                                                                 ------------
                                                                      441,414
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                           Face
                                                         Amount      Value +
    ---------------------------------------------------------------------------
    BONDS AND NOTES - CONTINUED
     TOTAL BONDS AND NOTES
      (Identified Cost $15,760,141)                             $ 15,614,424
                                                                ------------

    SHORT-TERM INVESTMENT--1.2% OF NET ASSETS
     Repurchase Agreement with State Street Corp.,
      dated 3/29/02 at 0.850% to be repurchased at
      $190,013 on 4/01/02 collateralized by $190,000
      U.S. Treasury Note, 5.750% due 8/15/03 with a
      value of $197,838                                $190,000      190,000
                                                                ------------
     TOTAL SHORT TERM INVESTMENT
      (Identified Cost $190,000)                                     190,000
                                                                ------------
    TOTAL INVESTMENTS--99.3%
     (IDENTIFIED COST $15,950,141)@                               15,804,424
     Cash and Other Assets, Less Liabilities--0.7%                   117,598
                                                                ------------
    NET ASSETS--100%                                            $ 15,922,022
                                                                ============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $15,950,141 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $201,410 and $347,127, respectively, resulting in net unrealized depreciation of $145,717.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                      Face
                                                                    Amount       Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES - 91.7% OF NET ASSETS

NON-CONVERTIBLE BONDS--85.9%

AEROSPACE/DEFENSE--0.6%
 Raytheon Co., 6.400%, 12/15/18                             USD    700,000 $     635,530
 Raytheon Co., 7.200%, 8/15/27                                     250,000       245,157
 Raytheon Co., 7.375%, 7/15/25                                     145,000       133,812
                                                                           -------------
                                                                               1,014,499
                                                                           -------------

AIRLINES--1.8%
 American Airlines, Inc., 8.608%, 4/01/11 144A                   1,000,000     1,021,740
 Continental Airlines, Inc., Class B, 6.703%, 6/15/21              489,800       457,929
 Delta Air Lines, Inc., 8.300%, 12/15/29                           650,000       565,500
 US Airways, 6.850%, 1/30/18                                       922,238       761,777
                                                                           -------------
                                                                               2,806,946
                                                                           -------------

AIR TRANSPORT--0.3%
 Atlas Air, Inc., Series A, 7.380%, 1/02/18                        463,936       413,901
 Atlas Air Worldwide Holdings Inc., 7.200%, 1/02/19                 69,249        64,198
                                                                           -------------
                                                                                 478,099
                                                                           -------------

ASSET-BACKED SECURITIES--1.7%
 Community Program Loan Trust, 4.500%, 10/01/18                  1,670,758     1,563,482
 Community Program Loan Trust, 4.500%, 4/01/29                   1,500,000     1,151,181
                                                                           -------------
                                                                               2,714,663
                                                                           -------------

AUTO & RELATED--4.9%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                         375,000       276,386
 Delphi Automotive Systems Corp., 7.125%, 5/01/29                3,150,000     2,912,711
 Ford Motor Co., 6.375%, 2/01/29                                 2,500,000     1,982,075
 General Motors Corp., 6.750%, 5/01/28                             500,000       434,790
 TRW, Inc., 6.650%, 1/15/28                                      1,225,000     1,009,412
 TRW, Inc., 7.750%, 6/01/29                                      1,100,000     1,048,632
                                                                           -------------
                                                                               7,664,006
                                                                           -------------

BANKS/SAVINGS & LOANS--0.2%
 Bangkok Bank Public Co. Ltd, 9.025%, 3/15/29 144A**                50,000        45,750
 Key Bank NA, 6.950%, 2/01/28                                      100,000        95,821
 Keycorp Capital III, 7.750%, 7/15/29                              250,000       239,965
                                                                           -------------
                                                                                 381,536
                                                                           -------------

CABLE--1.2%
 Cox Communications, Inc. Class A, 6.750%, 3/15/11               1,500,000     1,429,290
 Cox Communications, Inc. Class A, 6.800%, 8/01/28                 500,000       426,620
                                                                           -------------
                                                                               1,855,910
                                                                           -------------

CANADIAN--7.9%
 Alberta Municipal Funding Corp., 5.700%, 9/01/11           CAD    220,000       134,980
 Canadian Government, Zero Coupon Bond, 6/01/21                    150,000        29,702
 Canadian Government, Zero Coupon Bond, 6/01/22                 10,500,000     1,930,135
 Canadian Government, Zero Coupon Bond, 6/01/25                  5,290,000       794,031
 New Brunswick FM Project 0.000%, 11/30/27 (steps to 6.470%
  on 5/30/03) 144A#                                                 75,000        42,913

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                          Face
                                                                        Amount       Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CANADIAN--CONTINUED
 Ontario Hydro, Zero Coupon Bond, 10/15/21                      CAD  4,000,000 $     702,884
 Ontario Hydro (Certificate of Deposit), Zero Coupon Bond,
  5/26/25                                                           10,250,000     1,439,743
 Province of Alberta, 5.930%, 9/16/16                                   41,994        26,332
 Province of British Columbia, Zero Coupon Bond, 9/05/20             2,250,000       417,833
 Province of British Columbia, Zero Coupon Bond, 6/09/22               250,000        41,732
 Province of British Columbia, Zero Coupon Bond, 8/19/22               605,000        99,695
 Province of British Columbia, Zero Coupon Bond, 8/23/24             4,850,000       703,141
 Province of British Columbia, Zero Coupon Bond, 11/19/27            3,800,000       469,377
 Province of British Columbia, Zero Coupon Bond, 6/18/29            15,550,000     1,773,312
 Province of Manitoba, Zero Coupon Bond, 3/05/31                    25,100,000     2,563,984
 Province of Manitoba, 6.500%, 9/22/17                                  25,000        15,990
 Province of Manitoba, 7.750%, 12/22/25                                 55,000        39,418
 Province of Nova Scotia, 6.600%, 6/01/27                              500,000       311,842
 Province of Ontario, Zero Coupon Bond, 7/13/22                      2,000,000       334,776
 Province of Ontario, Zero Coupon Bond, 6/02/27                      2,200,000       274,586
 Province of Saskatchewan, 5.750%, 3/05/29                             350,000       199,314
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 2/04/22                                                        650,000       110,111
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 5/30/25                                                        215,000        29,869
                                                                               -------------
                                                                                  12,485,700
                                                                               -------------

COMMUNICATIONS EQUIPMENT--2.0%
 Motorola, Inc., 5.800%, 10/15/08                               USD    500,000       453,315
 Motorola, Inc., 6.500%, 11/15/28                                      300,000       247,809
 Motorola, Inc., 6.750%, 2/01/06                                       250,000       246,592
 Motorola, Inc., 7.625%, 11/15/10                                      625,000       618,031
 Motorola, Inc., 8.000%, 11/01/11                                    1,625,000     1,606,719
                                                                               -------------
                                                                                   3,172,466
                                                                               -------------

COMPUTERS--0.1%
 Dell Computer Corp., 7.100%, 4/15/28                                  200,000       190,544
                                                                               -------------

CONSUMER PRODUCTS--0.4%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                                  150,000       120,263
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                            500,000       491,669
                                                                               -------------
                                                                                     611,932
                                                                               -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.5%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                   850,000       761,175
                                                                               -------------

ENTERTAINMENT--0.5%
 Time Warner, Inc., 6.625%, 5/15/29                                    840,000       738,024
                                                                               -------------

FINANCIAL SERVICES--7.5%
 Capital One Bank, 6.700%, 5/15/08                                   1,000,000       924,150
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                        50,000        32,829
 CIT Group, Inc., 7.750%, 4/02/12                                    2,000,000     2,009,620
 ERAC USA Finance Co., 6.800%, 2/15/08 144A                          1,000,000       993,397



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                    Face
                                                                  Amount       Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FINANCIAL SERVICES--CONTINUED
 Ford Motor Credit Co., 5.800%, 1/12/09                   USD    750,000 $     675,720
 Ford Motor Credit Co., 6.500%, 1/25/07                          700,000       680,218
 General Motors Acceptance Corp., 6.875%, 9/15/11              1,500,000     1,460,820
 General Motors Acceptance Corp., 7.500%, 12/01/06        NZD  2,250,000       954,378
 John Deere Capital Corp., 7.000%, 3/15/12                USD  2,000,000     1,988,600
 Kommunekredit, 5.000%, 6/07/06                           NOK 19,100,000     2,017,350
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**         USD    200,000       132,000
                                                                         -------------
                                                                            11,869,082
                                                                         -------------

FOREIGN GOVERNMENT/AGENCY--5.8%
 Government of New Zealand, 6.000%, 11/15/11              NZD  6,150,000     2,542,064
 Government of Norway, 5.750%, 11/30/04                   NOK  8,750,000       968,484
 Kingdom of Norway, 6.750%, 1/15/07                           12,000,000     1,365,577
 Petroleos Mexicanos, 8.625%, 12/01/23 144A               USD    815,000       823,150
 Republic of Brazil, 10.125%, 5/15/27                             10,000         7,935
 Republic of Brazil, 11.000%, 8/17/40                            250,000       205,000
 Republic of Brazil C Bond, 8.000%, 4/15/14                      800,414       652,338
 Republic of Philippines, 9.875%, 1/15/19                        250,000       249,688
 Republic of South Africa, 8.500%, 6/23/17                       200,000       195,500
 Republic of South Africa, 12.500%, 12/21/06              ZAR    200,000        17,505
 Republic of South Africa, 13.000%, 8/31/10                    2,375,000       207,167
 Republic of Venezuela, 9.250%, 9/15/27                   USD    100,000        68,650
 South Australia Government Finance Authority, 0.000%,
  12/21/15                                                AUD  1,000,000       211,019
 United Mexican States, 8.300%, 8/15/31                   USD    750,000       745,875
 United Mexican States, 8.375%, 1/14/11                          900,000       942,750
                                                                         -------------
                                                                             9,202,702
                                                                         -------------

FOREST & PAPER PRODUCTS--2.9%
 Boise Cascade Corp., 7.350%, 2/01/16                            500,000       448,106
 Fort James Corp., 4.750%, 6/29/04                        EUR    250,000       195,314
 Georgia-Pacific Group, 7.750%, 11/15/29                  USD    600,000       497,100
 International Paper Co., 6.875%, 4/15/29                        375,000       346,950
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^**         100,000        18,250
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^**         100,000        17,250
 Westvaco Corp., 7.000%, 8/15/23                                 200,000       188,388
 Weyerhaeuser Co., 6.750%, 3/15/12 144A                          400,000       392,872
 Weyerhaeuser Co., 6.950%, 10/01/27                              500,000       465,995
 Weyerhaeuser Co., 7.125%, 7/15/23                             1,000,000       952,020
 Weyerhaeuser Co., 7.375%, 3/15/32 144A                        1,000,000       975,100
                                                                         -------------
                                                                             4,497,345
                                                                         -------------

GOVERNMENT AGENCIES--18.5%
 Federal Home Loan Mortgage Corp., 5.500%, 9/15/11               250,000       239,765
 Federal Home Loan Mortgage Corp., 6.250%, 7/15/32             5,474,000     5,247,321
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                NZD    700,000       204,529

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                   Face
                                                                 Amount       Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

GOVERNMENT AGENCIES--CONTINUED
 Federal National Mortgage Association, 5.375%, 11/15/11 USD  8,050,000 $   7,635,135
 Federal National Mortgage Association, 6.000%, 7/01/29         389,321       378,615
 Federal National Mortgage Association, 6.250%, 5/15/29      14,675,000    14,083,451
 Federal National Mortgage Association, 6.375%, 8/15/07  AUD  2,500,000     1,336,543
                                                                        -------------
                                                                           29,125,359
                                                                        -------------

HEALTHCARE--SERVICES--0.1%
 Columbia/HCA Healthcare Corp., 7.580%, 9/15/25          USD    120,000       114,000
                                                                        -------------

HOME BUILDERS--0.2%
 Lennar Corp., 7.625%, 3/01/09                                  250,000       250,625
 Pulte Corp., 7.625%, 10/15/17                                   25,000        22,505
                                                                        -------------
                                                                              273,130
                                                                        -------------

INSURANCE--1.2%
 UnumProvident Corp., 6.750%, 12/15/28                        2,175,000     1,883,898
                                                                        -------------

INVESTMENT BANKING--0.2%
 Lehman Brothers, Inc., 6.500%, 4/15/08                         250,000       251,283
                                                                        -------------

NATURAL GAS--3.4%
 El Paso CGP Co., 6.950%, 6/01/28                             2,000,000     1,747,000
 El Paso Corp., 5.750%, 3/14/06                                 750,000       622,519
 El Paso Corp., 7.000%, 5/15/11                                 250,000       242,928
 El Paso Energy Corp., 6.750%, 5/15/09                        1,150,000     1,103,579
 KN Capital Trust, 7.630%, 4/15/28                              500,000       463,775
 Southern Natural Gas Co., 7.350%, 2/15/31                      750,000       691,672
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                   500,000       438,630
                                                                        -------------
                                                                            5,310,103
                                                                        -------------

OIL & GAS DRILLING EQUIPMENT--1.5%
 Ensco International, Inc., 6.750%, 11/15/07                    250,000       245,515
 Ensco International, Inc., 7.200%, 11/15/27                    250,000       230,450
 Global Marine, Inc., 7.000%, 6/01/28                           250,000       226,098
 Perez Companc SA, 8.125%, 7/15/07 144A**                       700,000       399,000
 Transocean Sedco Forex, Inc., 7.375%, 4/15/18                  600,000       581,098
 Transocean Sedco Forex, Inc., 7.500%, 4/15/31                  750,000       731,302
                                                                        -------------
                                                                            2,413,463
                                                                        -------------

OIL & GAS EXPLORATION--0.9%
 Devon Financing Corp. LLC, 7.875%, 9/30/31                     500,000       500,452
 Kerr-McGee Corp., 7.125%, 10/15/27                             200,000       192,924
 Pioneer Natural Resources Co., 7.200%, 1/15/28                  40,000        36,000
 Transgas De Occidente SA, 9.790%, 11/01/10 144A**               95,633        83,201
 Union Pacific Resources Group, Inc., 7.150%, 5/15/28           600,000       588,582
                                                                        -------------
                                                                            1,401,159
                                                                        -------------

OIL & GAS REFINING--0.1%
 Merey Sweeny LP, 8.850%, 12/18/19 144A                         100,000       103,045
                                                                        -------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                    Face
                                                                  Amount       Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES -CONTINUED

OIL & GAS--MAJOR INTEGRATED--0.1%
 PDVSA Finance Ltd., 7.400%, 8/15/16                       USD   100,000 $      75,750
 PDVSA Finance Ltd., 7.500%, 11/15/28**                          200,000       139,000
                                                                         -------------
                                                                               214,750
                                                                         -------------

RAIL--TRANSPORT--0.1%
 Louisville & Nashville Railroad Co., 2.875%, 4/01/03              4,000         3,960
 Louisville & Nashville Railroad Co., 3.375%, 4/01/03             12,000        11,897
 Missouri Pacific Railroad Co., 4.250%, 1/01/05                   39,000        38,104
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                   46,000        31,510
 Missouri Pacific Railroad Co., 4.750%, 1/01/30                   86,000        56,760
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                   50,000        29,750
                                                                         -------------
                                                                               171,981
                                                                         -------------

REAL ESTATE INVESTMENT TRUSTS--1.8%
 EOP Operating LP, 6.750%, 2/15/12                             1,000,000       974,710
 First Industrial, 7.500%, 12/01/17                              100,000        95,417
 First Industrial, 7.600%, 7/15/28                               150,000       137,830
 Highwoods Realty LP, 7.500%, 4/15/18                            150,000       129,770
 Security Capital Group, Inc., 7.700%, 6/15/28                   225,000       224,559
 Security Capital Industrial Trust, 7.625%, 7/01/17               75,000        69,975
 Spieker Properties, Inc., 7.350%, 12/01/17                    1,000,000       941,020
 Susa Partnership LP, 7.500%, 12/01/27                           125,000       121,290
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17            200,000       153,836
                                                                         -------------
                                                                             2,848,407
                                                                         -------------

RETAIL--GENERAL--2.9%
 Dillon Read Structured Finance Corp. Series A, 6.660%,
  8/15/10^                                                       138,946        89,620
 J.C. Penney Co., Inc., 6.875%, 10/15/15                         250,000       200,000
 J.C. Penney Co., Inc., 7.650%, 8/15/16                          150,000       123,750
 J.C. Penney Co., Inc., 7.950%, 4/01/17                          650,000       536,979
 Lowe's Cos., Inc., 6.500%, 3/15/29                              500,000       467,795
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28              2,000,000     1,812,180
 Sears Roebuck Acceptance Corp., 6.750%, 8/15/11               1,400,000     1,403,598
                                                                         -------------
                                                                             4,633,922
                                                                         -------------

SUPRANATIONAL--1.3%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                     AUD 8,280,000       786,367
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                     NZD 2,585,000       780,143
 International Bank for Reconstruction & Development,
  5.500%, 11/03/08                                             1,000,000       402,321
 International Bank for Reconstruction & Development,
  8.000%, 5/23/07                                                 45,000        20,426
                                                                         -------------
                                                                             1,989,257
                                                                         -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                         Face
                                                                       Amount       Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--3.3%
 Sprint Capital Corp., 6.875%, 11/15/28                        USD  2,400,000 $   1,914,264
 Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                      500,000       488,202
 US West Capital Funding, Inc., 6.500%, 11/15/18                      250,000       177,937
 US West Capital Funding, Inc., 6.875%, 7/15/28                     1,650,000     1,166,187
 WorldCom, Inc., 6.950%, 8/15/28                                    2,125,000     1,473,114
                                                                              -------------
                                                                                  5,219,704
                                                                              -------------

TELECOMMUNICATIONS--WIRELESS--0.2%
 Nextel Communications, Inc., 9.375%, 11/15/09                        450,000       295,875
                                                                              -------------

TEXTILE & APPAREL--0.0%
 Kellwood Co., 7.625%, 10/15/17                                        25,000        19,486
                                                                              -------------

TOBACCO--0.7%
 Loews Corp., 7.000%, 10/15/23                                        375,000       337,969
 Philip Morris Cos., Inc., 7.750%, 1/15/27                            750,000       746,430
                                                                              -------------
                                                                                  1,084,399
                                                                              -------------

U.S. GOVERNMENT--7.9%
 U.S. Treasury Bonds, 5.250%, 11/15/28                             13,750,000    12,362,075
                                                                              -------------

UTILITIES--ELECTRIC--3.2%
 Constellation Energy Group, Inc., 7.000%, 4/01/12                  2,250,000     2,221,222
 Empresa Nacional de Electricidad SA (Endesa), 7.875%, 2/01/27      1,150,000       964,816
 Enersis SA, 7.400%, 12/01/16                                       1,175,000     1,022,505
 Quezon Power Philippines Co., 8.860%, 6/15/17**                       49,250        36,938
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                        900,000       802,249
                                                                              -------------
                                                                                  5,047,730
                                                                              -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $138,345,110)                                                135,207,655
                                                                              -------------

CONVERTIBLE BONDS--5.8%

AUTO & RELATED--0.1%
 Magna International, Inc., 4.875%, 2/15/05                           150,000       157,125
 MascoTech, Inc., 4.500%, 12/15/03                                     75,000        67,125
                                                                              -------------
                                                                                    224,250
                                                                              -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--2.5%
 Analog Devices, Inc., 4.750%, 10/01/05                             4,150,000     3,937,312
                                                                              -------------

ELECTRONIC MEASURING INSTRUMENTS--0.2%
 Thermedics, Inc., Zero Coupon Bond, 6/01/03                          100,000        94,500
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A               250,000       243,438
                                                                              -------------
                                                                                    337,938
                                                                              -------------

FOOD--0.0%
 Burns, Philp, 5.500%, 4/30/04**                                       20,000        16,400
                                                                              -------------

OFFICE EQUIPMENT--0.4%
 Xerox Corp., 0.570%, 4/21/18                                       1,200,000       672,000
                                                                              -------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                Face
                                                              Amount       Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TOBACCO--2.6%
 Loews Corp., 3.125%, 9/15/07                          USD 4,745,000 $   4,036,097
                                                                     -------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $9,241,335)                                           9,223,997
                                                                     -------------
 TOTAL BONDS AND NOTES
  (Identified Cost $147,586,445)                                       144,431,652
                                                                     -------------

                                                              Shares
-------------------------------------------------------------------------------------
COMMON STOCKS - 0.0% OF NET ASSETS

OIL & GAS DRILLING EQUIPMENT--0.0%
 Diamond Offshore Drilling, Inc.                               1,234        38,575
                                                                     -------------
 TOTAL COMMON STOCKS
  (Identified Cost $46,450)                                                 38,575
                                                                     -------------
PREFERRED STOCKS - 1.4% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--0.4%

NATURAL GAS--0.0%
 Pacific Enterprises, $4.36                                      100         6,291
                                                                     -------------

REAL ESTATE INVESTMENT TRUSTS--0.3%
 CarrAmerica Realty Corp. Series D, 8.450%                     2,800        67,760
 Equity Residential Properties Trust, Series L, 7.625%         1,200        29,076
 First Industrial Realty Trust, Inc., Series D, 7.950%         6,500       154,180
 First Industrial Realty Trust, Inc., Series E, 7.900%         3,100        73,315
 New Plan Excel Realty Trust, Inc., Series B, 8.625%           2,500        62,325
 ProLogis Trust, Series D, 7.920%                                900        21,780
                                                                     -------------
                                                                           408,436
                                                                     -------------

UTILITIES--ELECTRIC--0.1%
 Duquesne Light Co., 4.000%                                    1,410        36,660
 Duquesne Light Co., 4.100%                                      100         2,750
 New York State Electric & Gas Corp., 3.750%                     100         4,900
 Northern Indiana Public Service Co., 4.250%                     100         6,035
 Pacific Gas & Electric Co., Series C, 5.000%^                   100         1,440
 Pacific Gas & Electric Co., Series H, 4.500%^                   100         1,350
 Southern California Edison Co., 4.240%                          500         7,250
 Southern California Edison Co., 4.320%                          200         2,900
 Union Electric Co., $3.50                                       200        11,610
 Union Electric Co., $4.50                                       300        20,820
 Wisconsin Power & Light Co., 4.500%                             110         8,415
 Xcel Energy, Inc., $3.60                                        400        20,800
                                                                     -------------
                                                                           124,930
                                                                     -------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $476,373)                                               539,657
                                                                     -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                     Shares        Value +
     ------------------------------------------------------------------------
     CONVERTIBLE PREFERRED STOCKS--1.0%
     FINANCIAL SERVICES--0.3%
      Newell Financial Trust I, 5.250%               10,000  $     413,750
                                                            --------------

     OIL & GAS DRILLING EQUIPMENT--0.6%
      EVI, Inc., 5.000%*                             20,000      1,017,500
                                                            --------------

     REAL ESTATE INVESTMENT TRUSTS--0.1%
      Equity Residential Properties Trust,
       7.250%                                         6,050        154,033
                                                            --------------
      TOTAL CONVERTIBLE PREFERRED STOCKS
       (Identified Cost $1,355,725)                              1,585,283
                                                            --------------
      TOTAL PREFERRED STOCKS
       (Identified Cost $1,832,098)                              2,124,940
                                                            --------------

                                                       Face
                                                     Amount
     ------------------------------------------------------------------------
     SHORT-TERM INVESTMENT - 2.8% OF NET
     ASSETS
      Repurchase Agreement with State Street
       Corp., dated 3/29/02 at 0.850% to be
       repurchased at $4,444,315 on 4/01/02
       collateralized by $3,125,000 U.S.
       Treasury Bond, 10.625% due 8/15/15
       with a value of $4,536,081             USD 4,444,000      4,444,000
                                                            --------------
      TOTAL SHORT-TERM INVESTMENT
       (Identified Cost $4,444,000)                              4,444,000
                                                            --------------
     TOTAL INVESTMENTS--95.9%
      (IDENTIFIED COST $153,908,993)@                          151,039,167
      Cash and Other Assets, Less
       Liabilities--4.1%                                         6,431,619
                                                            --------------
     NET ASSETS--100%                                        $ 157,470,786
                                                            ==============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
**   Foreign issued security
^    Security in default
*    Non-income producing
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $153,908,993 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,038,616 and $4,908,442, respectively, resulting in net unrealized depreciation of $2,869,826.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
NOK: Norwegian Krone
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                               Face
                                                                             Amount     Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - 93.5% OF NET ASSETS

GOVERNMENT AGENCIES--25.2%
 Federal National Mortgage Association, 6.500%, 1/01/31                  $  784,528 $   780,354
 Federal National Mortgage Association, 6.500%, 11/01/31                  1,438,005   1,430,355
 Government National Mortgage Association, 7.000%, 1/15/28                  481,313     491,840
 Government National Mortgage Association, 8.000%, 1/15/31                  638,419     671,138
                                                                                    -----------
                                                                                      3,373,687
                                                                                    -----------

U.S. GOVERNMENT--68.3%
 U.S. Treasury Bonds, Zero Coupon Bond, 11/15/27                          3,200,000     676,160
 U.S. Treasury Bonds, 3.375%, 4/15/32                                     1,600,000   1,586,992
 U.S. Treasury Bonds, 7.250%, 5/15/16                                     4,350,000   4,889,008
 U.S. Treasury Notes, 3.250%, 12/31/03                                    1,000,000     995,160
 U.S. Treasury Notes, 4.250%, 1/15/10                                       947,088   1,006,868
                                                                                    -----------
                                                                                      9,154,188
                                                                                    -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $13,014,668)                                                      12,527,875
                                                                                    -----------
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.3% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at
  0.850% to be repurchased at $707,050 on 4/01/02
  collateralized by $585,000 U.S Treasury Bond, 8.125% due
  8/15/19 with a value of $721,682                                          707,000     707,000
                                                                                    -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $707,000)                                                            707,000
                                                                                    -----------
TOTAL INVESTMENTS--98.8%
 (IDENTIFIED COST $13,721,668)@                                                      13,234,875
 Cash and Other Assets, Less Liabilities--1.2%                                          162,846
                                                                                    -----------
NET ASSETS--100%                                                                    $13,397,721
                                                                                    ===========

+  See Note 1.
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $13,721,668 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $37,271 and $524,064, respectively, resulting in net unrealized depreciation of $486,793.

                See accompanying notes to financial statements.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

                                                                     BOND  GLOBAL BOND
                                                                     FUND         FUND
---------------------------------------------------------------------------------------
Assets
  Investments at value                                     $1,336,209,305  $45,270,192
  Cash                                                                230       91,350
  Foreign currency at value                                     2,473,549            0
  Receivable for:
   Fund shares sold                                             1,443,473        9,825
   Securities sold                                                114,800       65,388
   Dividends and interest                                      20,926,931    1,088,992
  Due from the adviser                                            171,149       12,849
                                                           --------------  -----------
                                                            1,361,339,437   46,538,596
                                                           --------------  -----------
Liabilities
  Payable for:
   Securities purchased                                                 0            0
   Fund shares redeemed                                         2,553,374            0
   Foreign taxes                                                   45,829            0
  Accrued expenses:
   Management fees                                                707,311       23,764
   Trustees' fees                                                   1,037        1,037
   Administrative fees                                            153,927        5,115
   12b-1 fees                                                      15,237        1,985
  Other                                                           249,723       41,949
                                                           --------------  -----------
                                                                3,726,438       73,850
                                                           --------------  -----------
Net Assets                                                 $1,357,612,999  $46,464,746
                                                           ==============  ===========
  Net Assets consist of:
  Capital paid in                                          $1,672,942,389  $49,009,327
  Undistributed net investment income (loss)                    1,072,051    1,343,686
  Accumulated net realized gain (loss)                       (170,483,616)  (1,935,334)
  Unrealized appreciation (depreciation) on:
   Investments                                               (145,971,667)  (1,948,400)
   Foreign currency translations                                   53,842       (4,533)
                                                           --------------  -----------
Net Assets                                                 $1,357,612,999  $46,464,746
                                                           ==============  ===========
Institutional Class:
  Net assets                                               $1,292,346,417  $37,283,918
  Shares of beneficial interest outstanding, no par value     124,515,135    3,280,173
  Net asset value and redemption price                     $        10.38  $     11.37
Retail Class:
  Net assets                                               $   59,051,706  $ 9,180,828
  Shares of beneficial interest outstanding, no par value       5,690,429      810,516
  Net asset value and redemption price                     $        10.38  $     11.33
Admin Class:
  Net assets                                               $    6,214,876           --
  Shares of beneficial interest outstanding, no par value         599,068           --
  Net asset value and redemption price                     $        10.37           --
J Class:
  Net assets                                                           --           --
  Shares of beneficial interest outstanding, no par value              --           --
  Net asset value and redemption price                                 --           --
Maximum offering price per share (net asset value/96.50%)              --           --
Identified cost of investments                             $1,482,180,972  $47,218,592
Cost of foreign currency                                   $    2,453,519  $         0

                See accompanying notes to financial statements.

     HIGH INCOME  INTERMEDIATE MATURITY  INVESTMENT GRADE  U.S. GOVERNMENT
            FUND              BOND FUND         BOND FUND  SECURITIES FUND
     ----------------------------------------------------------------------
     $38,972,536            $15,804,424      $151,039,167      $13,234,875
             532                    697         1,600,739          707,928
               0                      0            12,116                0
       1,908,944                      0         4,659,798              293
         121,939                147,963                 0                0
         752,354                290,425         2,674,030          180,051
          13,275                 10,983            22,167            9,885
     -----------            -----------      ------------      -----------
      41,769,580             16,254,492       160,008,017       14,133,032
     -----------            -----------      ------------      -----------
         227,250                299,406         2,386,821          707,000
               0                      0                 0                0
           3,263                      0                 0                0
          19,807                  4,048            49,144            3,441
           1,037                  1,037             1,037            1,037
           2,874                  1,071             6,845            1,165
               0                      0            87,363                0
          37,793                 26,908             6,021           22,668
     -----------            -----------      ------------      -----------
         292,024                332,470         2,537,231          735,311
     -----------            -----------      ------------      -----------
     $41,477,556            $15,922,022      $157,470,786      $13,397,721
     ===========            ===========      ============      ===========
     $52,756,270            $16,436,474      $159,658,700      $13,837,788
          15,824                   (327)          652,695           10,365
      (6,646,448)              (368,408)           25,025           36,361
      (4,648,411)              (145,717)       (2,869,826)        (486,793)
             321                      0             4,192                0
     -----------            -----------      ------------      -----------
     $41,477,556            $15,922,022      $157,470,786      $13,397,721
     ===========            ===========      ============      ===========
     $41,477,556            $15,922,022      $  7,507,013      $13,397,721
       6,391,390              1,662,626           754,898        1,246,471
     $      6.49            $      9.58      $       9.94      $     10.75
              --                     --      $     10,009               --
              --                     --             1,007               --
              --                     --      $       9.94               --
              --                     --      $     10,006               --
              --                     --             1,007               --
              --                     --      $       9.94               --
              --                     --      $149,943,758               --
              --                     --        15,098,600               --
              --                     --      $       9.93               --
              --                     --      $      10.29               --
     $43,620,947            $15,950,141      $153,908,993      $13,721,668
     $         0            $         0      $     12,154      $         0



                                    [Graphic]
Loomis Sayles Fixed Income Funds

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                               GLOBAL BOND
                                                    BOND FUND         FUND
      --------------------------------------------------------------------
      Investment Income
       Dividends*                               $   1,704,334  $        0
       Interest                                    60,490,599   1,608,387
                                                -------------  ----------
                                                   62,194,933   1,608,387
                                                -------------  ----------
       Expenses
         Management fees                            4,238,732     141,958
         12b-1 fees (Retail Class)                     82,069      12,480
         12b-1 fees (Admin Class)                       6,972           0
         12b-1 fees (J Class)                               0           0
         Shareholder service fees (Admin
          Class)                                        6,972           0
         Shareholder service fees (J Class)                 0           0
         Trustees' fees and expenses                    2,717       2,717
         Administrative fees                          518,912      19,259
         Custodian and accounting fees                225,377      40,745
         Transfer Agent fees (Institutional
          Class)                                      125,209      10,780
         Transfer Agent fees (Retail Class)            31,427      11,103
         Transfer Agent fees (Admin Class)             11,809           0
         Transfer Agent fees (J Class)                      0           0
         Audit and tax services fees                  199,957      19,141
         Registration fees                              7,598      11,403
         Printing fees                                214,611       6,323
         Legal fees                                    16,227         473
         Other expenses                                23,443           0
                                                -------------  ----------
         Total expenses                             5,712,032     276,382
         Less expenses waived and reimbursed
          by the investment adviser                  (317,604)    (50,965)
                                                -------------  ----------
       Net expenses                                 5,394,428     225,417
                                                -------------  ----------
       Net investment income                       56,800,505   1,382,970
                                                -------------  ----------
      Net Realized Gain (Loss) on:
       Investments                               (120,437,646)   (436,359)
       Foreign currency transactions                 (206,416)     (1,096)
                                                -------------  ----------
       Total net realized gain (loss)            (120,644,062)   (437,455)
                                                -------------  ----------
      Change in Unrealized Appreciation
       (Depreciation) on:
       Investments                                120,413,219     258,259
       Foreign currency translations                  111,223     (12,844)
                                                -------------  ----------
       Total net change in unrealized
         appreciation (depreciation)              120,524,442     245,415
                                                -------------  ----------
       Total net realized gain (loss) and
         change in unrealized appreciation
         (depreciation)                              (119,620)   (192,040)
                                                -------------  ----------
      Net Increase (Decrease) in Net Assets
       from Operations                          $  56,680,885  $1,190,930
                                                =============  ==========

* Net of foreign withholding taxes of $89,343 and $6,331 for the Bond and High Income Funds, respectively.

                See accompanying notes to financial statements.

HIGH INCOME  INTERMEDIATE MATURITY  INVESTMENT GRADE  U.S. GOVERNMENT
       FUND              BOND FUND         BOND FUND  SECURITIES FUND
----------------------------------------------------------------------
$    92,382              $       0       $    66,656        $       0
  2,326,153                521,597         4,061,779          428,423
-----------              ---------       -----------        ---------
  2,418,535                521,597         4,128,435          428,423
-----------              ---------       -----------        ---------
    109,867                 22,635           244,276           23,273
          0                      0                 4                0
          0                      0                 4                0
          0                      0           213,670                0
          0                      0                 4                0
          0                      0           213,670                0
      2,717                  2,717             2,717            2,717
     13,036                  4,526            37,917            5,536
     34,385                 24,058            50,028           21,076
     10,944                 11,409            12,227           10,933
          0                      0               590                0
          0                      0             4,600                0
          0                      0               590                0
     16,256                 11,227            28,996           10,408
      9,754                  7,594            15,409            8,076
      3,376                  1,806            41,715            1,928
        306                    130             8,228              137
         51                      0             2,348                0
-----------              ---------       -----------        ---------
    200,692                 86,102           876,993           84,084
    (63,378)               (52,150)         (113,761)         (45,296)
-----------              ---------       -----------        ---------
    137,314                 33,952           763,232           38,788
-----------              ---------       -----------        ---------
  2,281,221                487,645         3,365,203          389,635
-----------              ---------       -----------        ---------
 (5,771,933)               (87,101)           78,950          231,364
     (3,360)                     0             6,993                0
-----------              ---------       -----------        ---------
 (5,775,293)               (87,101)           85,943          231,364
-----------              ---------       -----------        ---------
  4,122,392               (435,739)       (3,070,172)        (806,545)
        228                      0             6,192                0
-----------              ---------       -----------        ---------
  4,122,620               (435,739)       (3,063,980)        (806,545)
-----------              ---------       -----------        ---------

 (1,652,673)              (522,840)       (2,978,037)        (575,181)
-----------              ---------       -----------        ---------
$   628,548              $ (35,195)      $   387,166        $(185,546)
===========              =========       ===========        =========




                                    [Graphic]
Loomis Sayles Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS
BOND FUND


                                                                    SIX MONTHS
                                                                         ENDED      YEAR ENDED
                                                                MARCH 31, 2002   SEPTEMBER 30,
                                                                   (UNAUDITED)            2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $   56,800,505  $  139,595,592
  Net realized gain (loss)                                        (120,644,062)    (30,042,732)
  Change in unrealized appreciation (depreciation)                 120,524,442    (107,547,196)
                                                                --------------  --------------
   Increase (decrease) in net assets from operations                56,680,885       2,005,664
                                                                --------------  --------------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                           (53,154,476)   (164,372,615)
  Retail Class
   Net investment income                                            (2,363,669)     (8,294,616)
  Admin Class
   Net investment income                                              (210,309)       (477,800)
                                                                --------------  --------------
                                                                   (55,728,454)   (173,145,031)
                                                                --------------  --------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (109,823,657)   (114,977,164)
                                                                --------------  --------------
  Total increase (decrease) in net assets                         (108,871,226)   (286,116,531)
Net Assets
  Beginning of the period                                        1,466,484,225   1,752,600,756
                                                                --------------  --------------
  End of the period                                             $1,357,612,999  $1,466,484,225
                                                                ==============  ==============
Undistributed Net Investment Income
  End of the period                                             $    1,072,051  $            0
                                                                ==============  ==============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL BOND FUND


                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (UNAUDITED)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $ 1,382,970    $ 3,157,479
  Net realized gain (loss)                                          (437,455)    (4,393,497)
  Change in unrealized appreciation (depreciation)                   245,415      4,759,311
                                                                 -----------    -----------
   Increase (decrease) in net assets from operations               1,190,930      3,523,293
                                                                 -----------    -----------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                                   0     (1,994,611)
   Net realized gain on investments                                        0       (140,623)
  Retail Class
   Net investment income                                                   0       (639,164)
   Net realized gain on investments                                        0        (46,676)
                                                                 -----------    -----------
                                                                           0     (2,821,074)
                                                                 -----------    -----------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (2,782,251)    (1,402,326)
                                                                 -----------    -----------
  Total increase (decrease) in net assets                         (1,591,321)      (700,107)
Net Assets
  Beginning of the period                                         48,056,067     48,756,174
                                                                 -----------    -----------
  End of the period                                              $46,464,746    $48,056,067
                                                                 ===========    ===========
Undistributed Net Investment Income
  End of the period                                              $ 1,343,686    $         0
                                                                 ===========    ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS
HIGH INCOME FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (UNAUDITED)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $ 2,281,221    $ 3,856,689
  Net realized gain (loss)                                        (5,775,293)      (335,190)
  Change in unrealized appreciation (depreciation)                 4,122,620     (7,160,856)
                                                                 -----------    -----------
   Increase (decrease) in net assets from operations                 628,548     (3,639,357)
                                                                 -----------    -----------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                          (2,265,397)    (4,600,080)
                                                                 -----------    -----------
                                                                  (2,265,397)    (4,600,080)
                                                                 -----------    -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   11,717,766     15,488,068
                                                                 -----------    -----------
   Redemption Fees                                                     6,584         12,637
                                                                 -----------    -----------
  Total increase (decrease) in net assets                         10,087,501      7,261,268
Net Assets
  Beginning of the period                                         31,390,055     24,128,787
                                                                 -----------    -----------
  End of the period                                              $41,477,556    $31,390,055
                                                                 ===========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $    15,824    $         0
                                                                 ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
INTERMEDIATE MATURITY BOND FUND


                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (UNAUDITED)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   487,645    $   905,520
  Net realized gain (loss)                                           (87,101)       (10,243)
  Change in unrealized appreciation (depreciation)                  (435,739)       668,422
                                                                 -----------    -----------
   Increase (decrease) in net assets from operations                 (35,195)     1,563,699
                                                                 -----------    -----------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                            (494,252)    (1,048,627)
  Retail Class
   Net investment income                                                   0        (79,668)
                                                                 -----------    -----------
                                                                    (494,252)    (1,128,295)
                                                                 -----------    -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                    2,143,250        565,378
                                                                 -----------    -----------
  Total increase (decrease) in net assets                          1,613,803      1,000,782
Net Assets
  Beginning of the period                                         14,308,219     13,307,437
                                                                 -----------    -----------
  End of the period                                              $15,922,022    $14,308,219
                                                                 ===========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $      (327)   $     6,280
                                                                 ===========    ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS
INVESTMENT GRADE BOND FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (UNAUDITED)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $  3,365,203  $  3,728,927
  Net realized gain (loss)                                             85,943       363,599
  Change in unrealized appreciation (depreciation)                 (3,063,980)      829,156
                                                                 ------------  ------------
   Increase (decrease) in net assets from operations                  387,166     4,921,682
                                                                 ------------  ------------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                             (206,285)     (378,675)
   Net realized gain on investments                                   (17,492)            0
  Retail Class
   Net investment income                                                  (97)      (32,241)
  Admin Class
   Net investment income                                                  (95)            0
  J Class
   Net investment income                                           (2,506,031)   (3,442,529)
   Net realized gain on investments                                  (218,434)            0
                                                                 ------------  ------------
                                                                   (2,948,434)   (3,853,445)
                                                                 ------------  ------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                    59,913,294    63,632,256
                                                                 ------------  ------------
  Total increase (decrease) in net assets                          57,352,026    64,700,493
Net Assets
  Beginning of the period                                         100,118,760    35,418,267
                                                                 ------------  ------------
  End of the period                                              $157,470,786  $100,118,760
                                                                 ============  ============
Undistributed Net Investment Income
  End of the period                                              $    652,695  $          0
                                                                 ============  ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
U.S. GOVERNMENT SECURITIES FUND

                                                              SIX MONTHS
                                                                   ENDED    YEAR ENDED
                                                          MARCH 31, 2002 SEPTEMBER 30,
                                                             (UNAUDITED)          2001
--------------------------------------------------------------------------------------
From Operations
  Net investment income                                    $   389,635    $   782,550
  Net realized gain (loss)                                     231,364        765,636
  Change in unrealized appreciation (depreciation)            (806,545)        96,737
                                                           -----------    -----------
   Increase (decrease) in net assets from operations          (185,546)     1,644,923
                                                           -----------    -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                      (392,324)      (941,445)
                                                           -----------    -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital
   share transactions                                       (1,042,341)     2,819,603
                                                           -----------    -----------
  Total increase (decrease) in net assets                   (1,620,211)     3,523,081
Net Assets
  Beginning of the period                                   15,017,932     11,494,851
                                                           -----------    -----------
  End of the period                                        $13,397,721    $15,017,932
                                                           ===========    ===========
Undistributed Net Investment Income
  End of the period                                        $    10,365    $    13,054
                                                           ===========    ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
BOND FUND

                                                    Institutional Class
                            ------------------------------------------

                              SIX MONTHS                                           NINE MONTHS
                                ENDED                                                 ENDED
                            MARCH 31, 2002        YEAR ENDED SEPTEMBER 30,        SEPTEMBER 30,
                            --------------  ------------------------------------  -------------
                             (UNAUDITED)        2001         2000        1999         1998
-----------------------------------------------------------------------------------------------
Net asset value,
 beginning of period          $    10.39    $    11.53    $    11.70  $    12.30   $    12.83
                              ----------    ----------    ----------  ----------   ----------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment
   income (loss)                    0.42(d)      0.94 (d)       0.96        0.98         0.69
  Net realized and
   unrealized gain
  (loss) on investments            (0.01)        (0.91)        (0.20)      (0.06)       (0.78)
                              ----------    ----------    ----------  ----------   ----------
   Total from
    investment
    operations                      0.41          0.03          0.76        0.92        (0.09)
                              ----------    ----------    ----------  ----------   ----------
LESS DISTRIBUTIONS--
  Dividends from net
   investment income               (0.42)        (1.17)        (0.93)      (1.00)       (0.44)
  Distributions from net
   realized capital gains           0.00          0.00          0.00       (0.52)        0.00
                              ----------    ----------    ----------  ----------   ----------
   Total distributions             (0.42)        (1.17)        (0.93)      (1.52)       (0.44)
                              ----------    ----------    ----------  ----------   ----------
Net asset value, end of
 period                       $    10.38    $    10.39    $    11.53  $    11.70   $    12.30
                              ==========    ==========    ==========  ==========   ==========
Total return (%)(a)                  4.0           0.3           6.7         7.6         (0.9)
Net assets, end of period
 (000)                        $1,292,346    $1,383,951    $1,670,825  $1,541,834   $1,455,312
Ratios to average net
 assets:
  Net expenses (%)(b)(c)            0.75          0.75          0.75        0.75         0.75
  Gross expenses (%)(c)             0.79          0.78          0.76        0.75         0.76
  Net investment
   income (loss) (%)(c)             8.05          8.52          8.32        8.15         7.34
Portfolio turnover rate (%)           11            20            17          33           24

 * From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 Institutional Class                               Retail Class
--------------------  -------------------------------------------------------------------

                        SIX MONTHS                                 NINE MONTHS
     YEAR ENDED           ENDED                                       ENDED     PERIOD ENDED
    DECEMBER 31,      MARCH 31, 2002   YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30, DECEMBER 31,
--------------------  -------------- ---------------------------  ------------- ------------
   1997       1996     (UNAUDITED)      2001      2000     1999       1998         1997*
--------------------------------------------------------------------------------------------
$    12.38  $  12.29     $ 10.39     $ 11.52    $ 11.69  $ 12.29     $ 12.82      $ 12.38
----------  --------     -------     -------    -------  -------     -------      -------
      0.86      0.86        0.41(d)     0.91(d)    0.92     0.96        0.66         0.84(d)
      0.67      0.35       (0.01)      (0.91)     (0.19)   (0.08)      (0.77)        0.65
----------  --------     -------     -------    -------  -------     -------      -------
      1.53      1.21        0.40        0.00       0.73     0.88       (0.11)        1.49
----------  --------     -------     -------    -------  -------     -------      -------
     (0.86)    (0.86)      (0.41)      (1.13)     (0.90)   (0.96)      (0.42)       (0.83)

     (0.22)    (0.26)       0.00        0.00       0.00    (0.52)       0.00        (0.22)
----------  --------     -------     -------    -------  -------     -------      -------
     (1.08)    (1.12)      (0.41)      (1.13)     (0.90)   (1.48)      (0.42)       (1.05)
----------  --------     -------     -------    -------  -------     -------      -------
$    12.83  $  12.38     $ 10.38     $ 10.39    $ 11.52  $ 11.69     $ 12.29      $ 12.82
==========  ========     =======     =======    =======  =======     =======      =======
      12.7      10.3         3.9         0.1        6.5      7.3        (1.1)        12.4
$1,261,910  $541,244     $59,052     $77,035    $78,039  $55,490     $53,908      $33,240
      0.75      0.75        1.00        1.00       1.00     1.00        1.00         1.00
      0.77      0.75        1.11        1.13       1.08     1.04        1.06         1.20
      7.36      7.93        7.81        8.28       8.10     7.90        7.13         7.09
        41        42          11          20         17       33          24           41



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
BOND FUND (CONTINUED)

                                                          Admin Class
                                    -------------------------------------------------------
                                      SIX MONTHS                                NINE MONTHS
                                        ENDED                                      ENDED
                                    MARCH 31, 2002  YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                    -------------- ------------------------    -------------
                                     (UNAUDITED)     2001     2000     1999        1998*
--------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                 $10.38     $11.52    $11.69  $12.28       $12.83
                                        ------     ------    ------  ------       ------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment income (loss)            0.40(d)    0.88(d)   0.86    0.92(d)      0.47
  Net realized and unrealized gain
   (loss) on investments                 (0.02)     (0.92)    (0.16)  (0.06)       (0.62)
                                        ------     ------    ------  ------       ------
   Total from investment
    operations                            0.38      (0.04)     0.70    0.86        (0.15)
                                        ------     ------    ------  ------       ------
LESS DISTRIBUTIONS--
  Dividends from net investment
   income                                (0.39)     (1.10)    (0.87)  (0.93)       (0.40)
  Distributions from net realized
   capital gains                          0.00       0.00      0.00   (0.52)        0.00
                                        ------     ------    ------  ------       ------
   Total distributions                   (0.39)     (1.10)    (0.87)  (1.45)       (0.40)
                                        ------     ------    ------  ------       ------
Net asset value, end of period          $10.37     $10.38    $11.52  $11.69       $12.28
                                        ======     ======    ======  ======       ======
Total return (%)(a)                        3.8       (0.3)      6.2     7.1         (1.3)
Net assets, end of period (000)         $6,215     $5,498    $3,736  $1,548       $  630
Ratios to average net assets:
  Net expenses (%)(b)(c)                  1.25       1.25      1.25    1.25         1.25
  Gross expenses (%)(c)                   1.70       1.71      1.98    2.38         6.32
  Net investment income (loss)
   (%)(c)                                 7.54       8.02      7.90    7.66         7.45
Portfolio turnover rate (%)                 11         20        17      33           24

* From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND

                                                        Institutional Class
                                    --------------------------------------
                                      SIX MONTHS                                    NINE MONTHS
                                         ENDED                                         ENDED
                                    MARCH 31, 2002*    YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                    --------------- -----------------------------  -------------
                                      (UNAUDITED)      2001       2000      1999       1998
------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                 $ 11.08     $ 10.93    $ 12.60    $ 11.93     $ 11.83
                                        -------     -------    -------    -------     -------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment income (loss)             0.33(d)    0.72 (d)   0.76 (d)    0.79        0.53
  Net realized and unrealized gain
   (loss) on investments                  (0.04)       0.07      (1.33)      0.87       (0.43)
                                        -------     -------    -------    -------     -------
   Total from investment
    operations                             0.29        0.79      (0.57)      1.66        0.10
                                        -------     -------    -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment
   income                                  0.00       (0.60)     (0.67)     (0.70)       0.00
  Distributions from net realized
   capital gains                           0.00       (0.04)     (0.43)     (0.29)       0.00
                                        -------     -------    -------    -------     -------
   Total distributions                     0.00       (0.64)     (1.10)     (0.99)       0.00
                                        -------     -------    -------    -------     -------
Net asset value, end of period          $ 11.37     $ 11.08    $ 10.93    $ 12.60     $ 11.93
                                        =======     =======    =======    =======     =======
Total return (%)(a)                         2.6         7.7       (5.0)      14.2         0.9
Net assets, end of period (000)         $37,284     $37,681    $37,035    $34,154     $29,860
Ratios to average net assets:
  Net expenses (%)(b)(c)                   0.90        0.90       0.90       0.90        0.90
  Gross expenses (%)(c)                    1.08        1.09       1.12       1.10        1.18
  Net investment income (loss)
   (%)(c)                                  5.90        6.65       6.64       6.32        6.00
Portfolio turnover rate (%)                  28          58         17         42          28

* As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the period ended March 31, 2002, the effect of this change to the Institutional Class was a decrease to net investment income by $.01 per share and a decrease to net realized and unrealized loss on investments by $.01 per share. The ratio of net investment income to average net assets for the Institutional Class decreased from 6.01% to 5.90% on an annualized basis. For the period ended March 31, 2002, the effect of this change to the Retail Class was a decrease to net investment income by less than $.01 per share and a decrease to net realized and unrealized loss on investments by less than $.01 per share. The ratio of net investment income to average net assets for the Retail Class decreased from 5.75% to 5.65% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
** From commencement of class operations on January 2, 1997 through December
   31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

Institutional Class                                Retail Class
------------------  -----------------------------------------------------------------------
                      SIX MONTHS                                     NINE MONTHS
   YEAR ENDED            ENDED                                          ENDED     PERIOD ENDED
  DECEMBER 31,      MARCH 31, 2002*    YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30, DECEMBER 31,
------------------  --------------- ----------------------------    ------------- ------------
  1997      1996      (UNAUDITED)      2001       2000      1999        1998         1997**
----------------------------------------------------------------------------------------------

$ 12.35   $ 11.39       $11.06      $ 10.91    $ 12.57    $11.91       $11.83        $12.35
-------   -------       ------      -------    -------    ------       ------        ------

   0.71      0.44         0.32(d)     0.69 (d)   0.73 (d)   0.76(d)      0.44          0.63(d)

  (0.42)     1.27        (0.05)        0.07      (1.32)     0.86        (0.36)        (0.37)
-------   -------       ------      -------    -------    ------       ------        ------

   0.29      1.71         0.27         0.76      (0.59)     1.62         0.08          0.26
-------   -------       ------      -------    -------    ------       ------        ------

  (0.81)    (0.75)        0.00        (0.57)     (0.64)    (0.67)        0.00         (0.78)

   0.00      0.00         0.00        (0.04)     (0.43)    (0.29)        0.00          0.00
-------   -------       ------      -------    -------    ------       ------        ------
  (0.81)    (0.75)        0.00        (0.61)     (1.07)    (0.96)        0.00         (0.78)
-------   -------       ------      -------    -------    ------       ------        ------
$ 11.83   $ 12.35       $11.33      $ 11.06    $ 10.91    $12.57       $11.91        $11.83
=======   =======       ======      =======    =======    ======       ======        ======
    2.3      15.0          2.4          7.4       (5.2)     13.8          0.7           2.0
$28,401   $26,513       $9,181      $10,375    $11,721    $7,106       $6,376        $4,694
   0.90      1.50         1.15         1.15       1.15      1.15         1.15          1.15
   1.22      1.77         1.49         1.47       1.51      1.61         1.78          2.44

   5.88      6.37         5.65         6.42       6.41      6.08         5.77          5.60
     75       131           28           58         17        42           28            75



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND


                                                          Institutional Class
                                                          -------------------
                                                              SIX MONTHS
                                                                 ENDED
                                                            MARCH 31, 2002
                                                          -------------------
                                                              (UNAUDITED)
-----------------------------------------------------------------------------
Net asset value, beginning of period                            $  6.71
                                                                -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                     0.42(d)
  Net realized and unrealized gain (loss) on investments          (0.25)
                                                                -------
   Total from investment operations                                0.17
                                                                -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                            (0.39)
  Distributions from net realized capital gains                    0.00
                                                                -------
   Total distributions                                            (0.39)
                                                                -------
Redemption fees                                                    0.00(e)
                                                                -------
Net asset value, end of period                                  $  6.49
                                                                =======
Total return (%)(a)                                                 2.5
Net assets, end of period (000)                                 $41,478
Ratios to average net assets:
  Net expenses (%)(b)(c)                                           0.75
  Gross expenses (%)(c)                                            1.10
  Net investment income (loss) (%)(c)                             12.46
Portfolio turnover rate (%)                                          18

* From commencement of fund operations on September 11, 1996 through December 31, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount is less than $0.01 per share.

                         Institutional Class
---------------------------------------------------------------------
                                NINE MONTHS
                                   ENDED      YEAR ENDED  PERIOD ENDED
   YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
-----------------------------  ------------- ------------ ------------
 2001       2000       1999        1998          1997        1996*
----------------------------------------------------------------------
$  8.80    $  8.61    $  8.17     $10.12        $10.11       $10.00
-------    -------    -------     ------        ------       ------
   0.97(d)    1.01       0.91       0.78(d)       0.83         0.20
  (1.81)      0.15       0.68      (2.28)         0.27         0.11
-------    -------    -------     ------        ------       ------
  (0.84)      1.16       1.59      (1.50)         1.10         0.31
-------    -------    -------     ------        ------       ------
  (1.25)     (0.97)     (0.96)     (0.46)        (0.86)       (0.20)
   0.00      0.00 (e)   (0.21)      0.00         (0.26)        0.00
-------    -------    -------     ------        ------       ------
  (1.25)     (0.97)     (1.17)     (0.46)        (1.12)       (0.20)
-------    -------    -------     ------        ------       ------
   0.00(e)   0.00 (e)    0.02       0.01          0.03         0.00
-------    -------    -------     ------        ------       ------
$  6.71    $  8.80    $  8.61     $ 8.17        $10.12       $10.11
=======    =======    =======     ======        ======       ======
  (10.4)      14.3       21.0      (15.6)         11.4          3.1
$31,390    $24,129    $20,150     $6,624        $5,266       $1,939
   0.75       0.75       0.75       0.75          0.75         0.75
   1.18       1.32       1.81       2.42          3.81        12.06
  12.48      11.62      11.61      10.54          8.96         8.85
     37         30         24         33            68            0



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
INTERMEDIATE MATURITY BOND FUND

                                                          Institutional Class
                                                          -------------------
                                                              SIX MONTHS
                                                                 ENDED
                                                            MARCH 31, 2002
                                                          -------------------
                                                              (UNAUDITED)
-----------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.90
                                                                -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                     0.32(d)
  Net realized and unrealized gain (loss) on investments          (0.32)
                                                                -------
   Total from investment operations                                0.00
                                                                -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                            (0.32)
  Distributions from net realized capital gains                    0.00
                                                                -------
   Total distributions                                            (0.32)
                                                                -------
Net asset value, end of period                                  $  9.58
                                                                =======
Total return (%)(a)                                                (0.1)
Net assets, end of period (000)                                 $15,922
Ratios to average net assets:
  Net expenses (%)(b)(c)                                           0.45
  Gross expenses (%)(c)                                            1.14
  Net investment income (loss) (%)(c)                              6.46
Portfolio turnover rate (%)                                          15

 * From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 Institutional Class
---------------------------------------------------
                             NINE MONTHS
                                ENDED     PERIOD ENDED
 YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30, DECEMBER 31,
--------------------------  ------------- ------------
 2001       2000     1999       1998         1997*
------------------------------------------------------
$  9.58    $  9.56  $10.06     $10.03        $10.00
-------    -------  ------     ------        ------
   0.67(d)    0.64    0.67       0.51(d)       0.64(d)
   0.48       0.02   (0.38)     (0.16)         0.00
-------    -------  ------     ------        ------
   1.15       0.66    0.29       0.35          0.64
-------    -------  ------     ------        ------
  (0.83)     (0.64)  (0.70)     (0.32)        (0.59)
   0.00       0.00   (0.09)      0.00         (0.02)
-------    -------  ------     ------        ------
  (0.83)     (0.64)  (0.79)     (0.32)        (0.61)
-------    -------  ------     ------        ------
$  9.90    $  9.58  $ 9.56     $10.06        $10.03
=======    =======  ======     ======        ======
   12.6        7.3     3.0        3.5           6.4
$14,308    $11,239  $8,978     $8,601        $6,305
   0.48       0.55    0.55       0.55          0.55
   1.49       1.67    1.92       2.27          3.66
   6.91       6.91    6.98       6.71          6.38
     28         32      16         32           119



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND


                                                      Institutional Class
                                           -----------------------------------------
                                             SIX MONTHS
                                               ENDED
                                           MARCH 31, 2002  YEAR ENDED SEPTEMBER 30,
                                           -------------- --------------------------
                                            (UNAUDITED)    2001      2000      1999
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.09     $ 9.92    $ 9.96    $10.28
                                               ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                   0.31(d)    0.65(d)   0.73(d)   0.76
  Net realized and unrealized gain (loss)
   on investments                               (0.19)      0.18     (0.05)    (0.12)
                                               ------     ------    ------    ------
   Total from investment operations              0.12       0.83      0.68      0.64
                                               ------     ------    ------    ------
LESS DISTRIBUTIONS--
  Dividends from net investment
   income                                       (0.25)     (0.66)    (0.72)    (0.70)
  Distributions from net realized capital
   gains                                        (0.02)      0.00      0.00     (0.26)
                                               ------     ------    ------    ------
   Total distributions                          (0.27)     (0.66)    (0.72)    (0.96)
                                               ------     ------    ------    ------
Net asset value, end of period                 $ 9.94     $10.09    $ 9.92    $ 9.96
                                               ======     ======    ======    ======
Total return (%)(a)                               1.2        8.6       7.2       6.5
Net assets, end of period (000)                $7,507     $8,549    $2,905    $2,427
Ratios to average net assets:
  Net expenses (%)(b)(c)                         0.55       0.55      0.55      0.55
  Gross expenses (%)(c)                          1.00       1.36      3.23      2.87
  Net investment income (loss) (%)(c)            6.18       6.43      7.35      6.83
Portfolio turnover rate (%)                         7         15        23        42

* From commencement of fund operations on January 2, 1997 through December 31,1997.
** From recommencement of class operations on January 31, 2002 through March
   31, 2002.
***Retail class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional class shares on December 18, 2000. For the period from October 1, 2000 through December 18, 2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

   Institutional Class                                    Retail Class
-------------------------  -----------------------------------------------------------------------
 NINE MONTHS                                                                NINE MONTHS
    ENDED     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    YEAR ENDED         ENDED     PERIOD ENDED
SEPTEMBER 30, DECEMBER 31, MARCH 31, 2002** DECEMBER 18,   SEPTEMBER 30,   SEPTEMBER 30, DECEMBER 31,
------------- ------------ ---------------- ------------ ----------------  ------------- ------------
    1998         1997*       (UNAUDITED)      2000***      2000     1999       1998         1997*
-----------------------------------------------------------------------------------------------------
   $10.59        $10.00         $10.18         $ 9.91    $ 9.95    $10.27     $10.59        $10.00
   ------        ------         ------         ------    ------    ------     ------        ------
     0.52          0.65           0.31(d)        0.13(d)   0.71(d)   0.64       0.48          0.62(d)

    (0.50)         0.77          (0.45)          0.24     (0.05)    (0.03)     (0.49)         0.78
   ------        ------         ------         ------    ------    ------     ------        ------
     0.02          1.42          (0.14)          0.37      0.66      0.61      (0.01)         1.40
   ------        ------         ------         ------    ------    ------     ------        ------

    (0.33)        (0.71)         (0.10)         (0.14)    (0.70)    (0.67)     (0.31)        (0.69)

     0.00         (0.12)          0.00           0.00      0.00     (0.26)      0.00         (0.12)
   ------        ------         ------         ------    ------    ------     ------        ------
    (0.33)        (0.83)         (0.10)         (0.14)    (0.70)    (0.93)     (0.31)        (0.81)
   ------        ------         ------         ------    ------    ------     ------        ------
   $10.28        $10.59         $ 9.94         $10.14    $ 9.91    $ 9.95     $10.27        $10.59
   ======        ======         ======         ======    ======    ======     ======        ======
      0.0          14.5           (1.4)           3.8       6.9       6.2       (0.2)         14.3
   $2,778        $2,445         $   10         $2,426    $2,250    $2,561     $1,743        $  862
     0.55          0.55           0.80           0.80      0.80      0.80       0.80          0.80
     4.19          7.59          37.75           1.91      3.01      3.20       5.25         10.95
     6.68          6.74           6.17           6.31      7.16      6.60       6.43          6.51
       48           112              7              1        23        42         48           112



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND (CONTINUED)

                                    Admin                            J Class
                               --------------- -----------------------------------------------
                                                 SIX MONTHS
                                PERIOD ENDED       ENDED           YEAR ENDED       PERIOD ENDED
                               MARCH 31, 2002* MARCH 31, 2002     SEPTEMBER 30,     SEPTEMBER 30,
                               --------------- -------------- ------------------    -------------
                                 (UNAUDITED)    (UNAUDITED)    2001       2000         1999**
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                            $10.18         $  10.09    $  9.91    $  9.95       $ 10.29
                                   ------         --------    -------    -------       -------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment income
   (loss)                            0.29(d)          0.28(d)    0.57(d)   0.65 (d)       0.21
  Net realized and unrealized
   gain (loss)
   on investments                   (0.43)           (0.20)      0.19      (0.04)        (0.36)
                                   ------         --------    -------    -------       -------
   Total from investment
    operations                      (0.14)            0.08       0.76       0.61         (0.15)
                                   ------         --------    -------    -------       -------
LESS DISTRIBUTIONS--
  Dividends from net
   investment income                (0.10)           (0.22)     (0.58)     (0.65)        (0.19)
  Distributions from net
   realized capital gains            0.00            (0.02)      0.00       0.00          0.00
                                   ------         --------    -------    -------       -------
   Total distributions              (0.10)           (0.24)     (0.58)     (0.65)        (0.19)
                                   ------         --------    -------    -------       -------
Net asset value, end of period     $ 9.94         $   9.93    $ 10.09    $  9.91       $  9.95
                                   ======         ========    =======    =======       =======
Total return (%)(a)                  (1.4)             0.8(e)     7.9(e)    6.4 (e)       (1.5)(e)
Net assets, end of period
 (000)                             $   10         $149,944    $91,569    $30,264       $16,307
Ratios to average net assets:
  Net expenses (%)(b)(c)             1.05             1.30       1.30       1.30          1.30
  Gross expenses (%)(c)             38.01             1.47       1.71       2.97          2.16
  Net investment income
   (loss) (%)(c)                     5.92             5.46       5.65       6.59          6.11
Portfolio turnover rate (%)             7                7         15         23            42

* From commencement of class operations on January 31, 2002 through March 31, 2002.
** From commencement of class operations on May 24, 1999 through September 30,
   1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Total Return does not include the effect of any front end sales charges for the J Class.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT SECURITIES FUND


                                                          Institutional Class
                                                          -------------------
                                                              SIX MONTHS
                                                                 ENDED
                                                            MARCH 31, 2002
                                                          -------------------
                                                              (UNAUDITED)
-----------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.19
                                                                -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                     0.28(d)
  Net realized and unrealized gain (loss) on investments          (0.43)
                                                                -------
   Total from investment operations                               (0.15)
                                                                -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                            (0.29)
                                                                -------
Net asset value, end of period                                  $ 10.75
                                                                =======
Total return (%)(a)                                                (1.3)
Net assets, end of period (000)                                 $13,398
Ratios to average net assets:
  Net expenses (%)(b)(c)                                           0.50
  Gross expenses (%)(c)                                            1.08
  Net investment income (loss) (%)(c)                              5.02
Portfolio turnover rate (%)                                          48

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                      Institutional Class
---------------------------------------------------------------

                             NINE MONTHS ENDED    YEAR ENDED
  YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
---------------------------  ----------------- ----------------
   2001      2000     1999         1998          1997     1996
----------------------------------------------------------------
$ 10.62    $ 10.38  $ 11.41       $ 10.70      $ 10.08  $ 10.64
-------    -------  -------       -------      -------  -------
   0.62(d)    0.68     0.65          0.43         0.63     0.68
   0.70       0.22    (1.03)         0.58         0.61    (0.57)
-------    -------  -------       -------      -------  -------
   1.32       0.90    (0.38)         1.01         1.24     0.11
-------    -------  -------       -------      -------  -------
  (0.75)     (0.66)   (0.65)        (0.30)       (0.62)   (0.67)
-------    -------  -------       -------      -------  -------
$ 11.19    $ 10.62  $ 10.38       $ 11.41      $ 10.70  $ 10.08
=======    =======  =======       =======      =======  =======
   12.9        9.1     (3.5)          9.6         12.7      1.3
$15,018    $11,495  $16,141       $29,246      $17,668  $14,192
   0.50       0.50     0.52          0.60         0.60     1.00
   1.25       1.24     1.03          0.97         1.23     1.19
   5.63       6.17     5.75          5.61         6.29     6.23
    124         86       75            84          156      137



                                    [Graphic]
Loomis Sayles Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)


1. Loomis Sayles Funds is comprised of predominantly no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                            EQUITY FUNDS
------------------                            ------------
Loomis Sayles Bond Fund                       Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                Loomis Sayles Emerging Markets Fund
Loomis Sayles High Income Fund                Loomis Sayles Global Technology Fund
  (formerly, Loomis Sayles High Yield Fund)   Loomis Sayles Growth Fund
Loomis Sayles Intermediate Maturity Bond Fund Loomis Sayles International Equity Fund
Loomis Sayles Investment Grade Bond Fund      Loomis Sayles Research Fund
Loomis Sayles Managed Bond Fund               Loomis Sayles Small Cap Growth Fund
Loomis Sayles U.S. Government Securities Fund Loomis Sayles Small Cap Value Fund
                                              Loomis Sayles Value Fund
                                              Loomis Sayles Worldwide Fund

The financial statements of the Loomis Sayles Managed Bond and Equity Funds are presented separately.

Effective February 1, 2002, the name of the Loomis Sayles High Yield Fund changed to the Loomis Sayles High Income Fund.

The Global Bond Fund offers Institutional and Retail Class shares. The High Income, Intermediate Maturity Bond and U.S. Government Securities Funds only offer Institutional Class shares. The Bond Fund offers Institutional, Retail, and Admin Class shares and the Investment Grade Bond Fund offers Institutional, Retail, Admin and J Class shares. Each class of shares has an equal pro rata interest in the assets of the relevant fund and general voting privileges. Institutional, Retail, Admin and J Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

Purchases of the J Class shares are subject to a maximum sales charge of 3.50%, and the J Class shares are only offered to non-U.S. investors.

MARCH 31, 2002 (UNAUDITED)


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fixed Income Funds:

A. Security Valuation| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. Repurchase Agreement| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of securities subject to commitment of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon prices and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrual interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrual interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. Foreign Currency Translation and Foreign Investments| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MARCH 31, 2002 (UNAUDITED)


Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except the U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2002, there were no open forward foreign currency exchange contracts.

MARCH 31, 2002 (UNAUDITED)


E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and decreased by amortization of premium on debt securities. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets. Investment income, realized and unrealized gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. FEDERAL INCOME TAXES| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At March 31, 2002, the following Funds had available capital loss carryforwards, which are intended to be used to offset capital gains:

                                                        AMOUNT    EXPIRES
                                                      ----------- -------
      Bond Fund...................................... $22,334,749  2008
                                                       14,404,453  2009
      High Income Fund...............................     399,594  2008
      Intermediate Maturity Bond Fund................     244,698  2008
                                                           36,609  2009
      U.S. Government Securities Fund................     152,722  2004
                                                           42,048  2008

The following Funds elected to defer net capital losses, noted below, as having been incurred in the current fiscal year.

                                                      AMOUNT
                                                      ------
                 Bond Fund......................... $12,899,476
                 Global Bond Fund..................   1,489,037
                 High Income Fund..................     471,561

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS| The Investment Grade Bond Fund declares and pays its net investment income to shareholders monthly. The Bond, High Income, Intermediate Maturity Bond, and U.S. Government Securities



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MARCH 31, 2002 (UNAUDITED)

Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

H. REDEMPTION FEES| Shares held in the High Income Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed.

2. PORTFOLIO SECURITY TRANSACTIONS| The cost of purchases and proceeds from sales and maturities of securities other than short-term securities for each Fund for the six months ended March 31, 2002 were as follows:

                                                    PURCHASES
                                           ----------------------------
                                           U.S. GOVERNMENT    OTHER
                                           ---------------    -----
        Bond Fund.........................   $92,319,289   $ 54,755,141
        Global Bond Fund..................             0     12,947,749
        High Income Fund..................     3,902,031     11,148,338
        Intermediate Maturity Bond Fund...     1,822,288      3,352,712
        Investment Grade Bond Fund........    19,938,124     40,114,140
        U.S. Government Securities Fund...     7,028,105              0

                                                      SALES
                                           ----------------------------
                                           U.S. GOVERNMENT    OTHER
                                           ---------------    -----
        Bond Fund.........................   $55,699,933   $209,350,480
        Global Bond Fund..................     2,491,929     12,108,481
        High Income Fund..................       729,317      5,321,620
        Intermediate Maturity Bond Fund...       565,986      1,597,432
        Investment Grade Bond Fund........     2,846,105      5,309,313
        U.S. Government Securities Fund...     7,450,408              0

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| During the six months ended March 31, 2002, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the six months ended March 31, 2002 provided for fees at the following annual

MARCH 31, 2002 (UNAUDITED)

percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                               MAXIMUM EXPENSE RATIOS
                                    ---------------------------------------------
                                    MANAGEMENT INSTITUTIONAL RETAIL ADMIN
FUND                                   FEES        CLASS     CLASS  CLASS J CLASS
----                                ---------- ------------- ------ ----- -------
Bond Fund..........................   0.60%        0.75%     1.00%  1.25%     --
Global Bond Fund...................   0.60%        0.90%     1.15%     --     --
High Income Fund...................   0.60%        0.75%        --     --     --
Intermediate Maturity Bond Fund....   0.30%        0.45%        --     --     --
Investment Grade Bond Fund.........   0.40%        0.55%     0.80%  1.05%  1.30%
U.S. Government Securities Fund....   0.30%        0.50%        --     --     --

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Retail and Admin Class shares are subject to distribution fees payable to Loomis Sayles Distributors L.P. (the "Distributor", a subsidiary of Loomis Sayles) at an annual rate of 0.25% of the respective Class' average daily net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. The J Class shares are subject to a shareholder service fee at an annual rate of 0.25% and a distribution fee payable to the Distributor at an annual rate of 0.50% of the respective Class' average net assets, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1. Retail, Admin and J Class shares have exclusive voting rights with respect to their distribution plans.

The Institutional and Retail Class shares of the Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the Transfer Agent if such customers were to hold their Fund shares directly. As of March 31, 2002, there was no sub-transfer agency fee paid under this arrangement.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MARCH 31, 2002 (UNAUDITED)


Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the six months ended March 31, 2002, the following amounts were incurred by the Funds:

      FUND                                                         AMOUNT
      ----                                                         ------
      Bond Fund.................................................. $328,269
      Global Bond Fund...........................................    9,863
      High Income Fund...........................................    7,246
      Intermediate Maturity Bond Fund............................    2,810
      Investment Grade Bond Fund.................................   18,576
      U.S. Government Securities Fund............................    2,942

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year plus travel expenses for each meeting attended.

B. SHAREHOLDERS| At March 31, 2002, the Loomis Sayles Distributor L.P. held 22,004 shares of the U.S. Government Securities Fund. In addition, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                          DEFINED
                                                        CONTRIBUTION
           FUND                            PENSION PLAN    PLANS
           ----                            ------------ ------------
           Bond Fund......................   932,987     1,108,405
           Global Bond Fund...............   866,200       156,162
           High Income Fund...............   516,137       956,216
           Intermediate Maturity Bond Fund   496,486       221,805
           Investment Grade Bond Fund.....         0       232,604
           U.S. Government Securities Fund         0       482,383

4. BENEFICIAL INTEREST| The following funds have shareholders owning beneficially or of record 10% or more of the shares outstanding of a Fund as of March 31, 2002. The total percentage of the shares of each Fund held by such shareholders were as follows.

                                                          % OF
                                                # OF     SHARES
                 FUND                       SHAREHOLDERS  HELD
                 ----                       ------------ ------
                 Investment Grade Bond Fund      1         14%
                 High Income Fund..........      1         12%

MARCH 31, 2002 (UNAUDITED)

5. CREDIT RISK| The Bond Fund may invest up to 35%, the Global Bond Fund may invest up to 20%, and the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies "high yield securities". The High Income Fund invests primarily in high yield securities. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

6. LINE OF CREDIT| The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2002, the Funds had no borrowings under the agreement.

7. CAPITAL SHARE TRANSACTIONS| The tables below summarize the transactions in Fund shares for the periods indicated:

                                                                   LOOMIS SAYLES BOND FUND
                                                   -------------------------------------------------------
                                                        SIX MONTHS ENDED                YEAR ENDED
                                                         MARCH 31, 2002             SEPTEMBER 30, 2001
                                                   --------------------------  ---------------------------
                                                      SHARES        AMOUNT        SHARES         AMOUNT
Institutional Class Shares                            ------        ------        ------         ------
Issued from the sale of shares....................  18,087,216  $ 190,782,543    33,702,623  $ 371,936,378
Issued in connection with the reinvestment of
 distributions....................................   4,473,110     46,341,422    13,370,667    144,413,708
Redeemed.......................................... (31,284,051)  (329,191,208)  (58,690,766)  (641,095,832)
                                                   -----------  -------------  ------------  -------------
Net change........................................  (8,723,725) $ (92,067,243)  (11,617,476) $(124,745,746)
                                                   ===========  =============  ============  =============
                                                      SHARES        AMOUNT        SHARES         AMOUNT
Retail Class Shares                                   ------        ------        ------         ------
Issued from the sale of shares....................   1,227,602  $  12,975,752     4,213,752  $  46,395,735
Issued in connection with the reinvestment of
 distributions....................................     211,740      2,193,632       719,021      7,755,926
Redeemed..........................................  (3,166,576)   (33,654,381)   (4,286,702)   (46,647,558)
                                                   -----------  -------------  ------------  -------------
Net change........................................  (1,727,234) $( 18,484,997)      646,071  $   7,504,103
                                                   ===========  =============  ============  =============
                                                      SHARES        AMOUNT        SHARES         AMOUNT
Admin Class Shares                                    ------        ------        ------         ------
Issued from the sale of shares....................     160,024  $   1,681,795  $    431,864      4,754,647
Issued in connection with the reinvestment of
 distributions....................................      11,923        123,464        34,299        369,334
Redeemed..........................................    (102,482)    (1,076,676)     (260,992)    (2,859,502)
                                                   -----------  -------------  ------------  -------------
Net change........................................      69,465  $     728,583       205,171  $   2,264,479
                                                   ===========  =============  ============  =============



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MARCH 31, 2002 (UNAUDITED)


                                                                LOOMIS SAYLES GLOBAL BOND FUND
                                                       -----------------------------------------------
                                                          SIX MONTHS ENDED            YEAR ENDED
                                                           MARCH 31, 2002         SEPTEMBER 31, 2001
                                                       ----------------------  -----------------------
                                                        SHARES      AMOUNT      SHARES       AMOUNT
Institutional Class Shares                              ------      ------      ------       ------
Issued from the sale of shares........................    75,164  $   858,890     276,053  $ 3,021,510
Issued in connection with the reinvestment of
 distributions........................................         0            0     204,181    2,102,273
Redeemed..............................................  (195,390)  (2,197,610)   (468,164)  (5,022,141)
                                                       ---------  -----------  ----------  -----------
Net change............................................  (120,226) $(1,338,720)     12,070  $   101,642
                                                       =========  ===========  ==========  ===========
                                                        SHARES      AMOUNT      SHARES       AMOUNT
Retail Class Shares                                     ------      ------      ------       ------
Issued from the sale of shares........................    73,981  $   835,743     223,057  $ 2,391,831
Issued in connection with the reinvestment of
 distributions........................................         0            0      65,577      675,094
Redeemed..............................................  (201,790)  (2,279,274)   (424,970)  (4,570,893)
                                                       ---------  -----------  ----------  -----------
Net change............................................  (127,809) $(1,443,531)   (136,336) $(1,503,968)
                                                       =========  ===========  ==========  ===========

                                                                LOOMIS SAYLES HIGH INCOME FUND
                                                       -----------------------------------------------
                                                          SIX MONTHS ENDED            YEAR ENDED
                                                           MARCH 31, 2002         SEPTEMBER 30, 2001
                                                       ----------------------  -----------------------
                                                        SHARES      AMOUNT      SHARES       AMOUNT
Institutional Class Shares                              ------      ------      ------       ------
Issued from the sale of shares........................ 1,903,727  $13,043,998   2,449,172  $19,478,238
Issued in connection with the reinvestment of
 distributions........................................   325,795    2,157,057     546,882    4,108,994
Redeemed..............................................  (516,326)  (3,483,289) (1,060,106)  (8,099,164)
                                                       ---------  -----------  ----------  -----------
Net change............................................ 1,713,196  $11,717,766   1,935,948  $15,488,068
                                                       =========  ===========  ==========  ===========

                                                        LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
                                                       -----------------------------------------------
                                                          SIX MONTHS ENDED            YEAR ENDED
                                                           MARCH 31, 2002         SEPTEMBER 30, 2001
                                                       ----------------------  -----------------------
                                                        SHARES      AMOUNT      SHARES       AMOUNT
Institutional Class Shares                              ------      ------      ------       ------
Issued from the sale of shares........................   292,310  $ 2,894,917     347,077  $ 3,393,087
Issued from the closing of Retail Class Shares........         0            0     245,069    2,296,292
Issued in connection with the reinvestment of
 distributions........................................    47,065      454,670     105,815    1,014,389
Redeemed..............................................  (121,793)  (1,206,337)   (426,531)  (4,119,868)
                                                       ---------  -----------  ----------  -----------
Net change............................................   217,582  $ 2,143,250     271,430  $ 2,583,900
                                                       =========  ===========  ==========  ===========
                                                                                SHARES*      AMOUNT*
Retail Class Shares                                                             -------      -------
Issued from the sale of shares........................                             25,887  $   247,535
Issued in connection with the reinvestment of
 distributions........................................                              7,054       65,756
Redeemed..............................................                             (3,784)     (35,521)
Redeemed from the closing of Retail Class Shares......                           (245,330)  (2,296,292)
                                                                               ----------  -----------
Net change............................................                           (216,173) $(2,018,522)
                                                                               ==========  ===========

*The Intermediate Maturity Bond Fund Retail Class was liquidated on December
 18, 2000.

MARCH 31, 2002 (UNAUDITED)



                                        LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                   --------------------------------------------------
                                       SIX MONTHS ENDED             YEAR ENDED
                                        MARCH 31, 2002          SEPTEMBER 30, 2001
                                   ------------------------  ------------------------
                                     SHARES       AMOUNT      SHARES       AMOUNT
Institutional Class Shares           ------       ------      ------       ------
Issued from the sale of shares....    212,933  $  2,169,091     414,052  $  4,297,003
Issued from the closing of Retail
 Class Shares.....................          0             0     239,253     2,426,028
Issued in connection with the
 reinvestment of distributions....     17,758       181,876      34,180       345,047
Redeemed..........................   (322,876)   (3,296,262)   (133,362)   (1,351,017)
                                   ----------  ------------  ----------  ------------
Net change........................    (92,185) $   (945,295)    554,123  $  5,717,061
                                   ==========  ============  ==========  ============
                                    SHARES*      AMOUNT*      SHARES*      AMOUNT*
Retail Class Shares                 -------      -------      -------      -------
Issued from the sale of shares....        997  $     10,150      14,085  $    138,096
Issued in connection with the
 reinvestment of distributions....         10            97       3,277        32,113
Redeemed..........................          0             0      (5,044)     (156,281)
Redeemed from the closing of
 Retail Class Shares..............          0             0    (239,253)   (2,426,028)
                                   ----------  ------------  ----------  ------------
Net change........................      1,007  $     10,247    (226,935) $ (2,412,100)
                                   ==========  ============  ==========  ============
                                    SHARES**     AMOUNT**
Admin Class Shares                  --------     --------
Issued from the sale of shares....        997  $     10,150
Issued in connection with the
 reinvestment of distributions....         10            95
Redeemed..........................          0             0
                                   ----------  ------------
Net change........................      1,007  $     10,245
                                   ==========  ============
                                     SHARES       AMOUNT      SHARES       AMOUNT
J Class Shares                       ------       ------      ------       ------
Issued from the sale of shares....  7,512,300  $ 76,030,817  10,180,600  $102,569,403
Issued in connection with the
 reinvestment of distributions....          0             0           0             0
Redeemed.......................... (1,492,200)  (15,192,720) (4,156,200)  (42,242,108)
                                   ----------  ------------  ----------  ------------
Net change........................  6,020,100  $ 60,838,097   6,024,400  $ 60,327,295
                                   ==========  ============  ==========  ============

* The Investment Grade Bond Fund Retail Class was liquidated on December 18, 2000 and has recommenced operations on January 31, 2002.
**The Investment Grade Bond Fund Admin Class commenced operations on January
  31, 2002.

                                     LOOMIS SAYLES U.S GOVERNMENT SECURITIES FUND
                                   -----------------------------------------------
                                       SIX MONTHS ENDED            YEAR ENDED
                                        MARCH 31, 2002         SEPTEMBER 30, 2001
                                   ------------------------  ---------------------
                                    SHARES       AMOUNT       SHARES     AMOUNT
Institutional Class Shares          ------       ------       ------     ------
Issued from the sale of shares....  360,504     $ 4,055,333   887,651  $ 9,711,463
Issued in connection with the
 reinvestment of distributions....   32,284         348,581    77,240      834,976
Redeemed.......................... (488,061)     (5,446,255) (705,181)  (7,726,836)
                                   --------  --------------  --------  -----------
Net change........................  (95,273)    $(1,042,341)  259,710  $ 2,819,603
                                   ========  ==============  ========  ===========



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MARCH 31, 2002 (UNAUDITED)


8. CHANGE IN ACCOUNTING PRINCIPLE | As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change will have no impact on the net assets of the Funds. Prior to October 1, 2001 the Funds did not amortize premium on debt securities.

The cumulative effect of this accounting change resulted in a reduction in cost of investments and a corresponding increase in net unrealized appreciation/depreciation of $39,284 to the Global Bond Fund based on investments owned by the fund on October 1, 2001.

The effect of this change for the period ended March 31, 2002, was to decrease net investment income by $24,964, decrease net unrealized depreciation by $12,848 and decrease net realized losses by $12,116 for the Global Bond Fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

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LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com